8.1

SEPARATE ACCOUNT EQ OF VENERABLE INSURANCE AND ANNUITY COMPANY

THE ACCUMULATOR® SERIES (8.1) VARIABLE ANNUITY

SUPPLEMENT DATED May 24, 2024 TO

THE PROSPECTUS AND INITIAL SUMMARY PROSPECTUS,

EACH DATED May 24, 2024

This Supplement provides important information regarding an offer Venerable Insurance and Annuity Company (“VIAC”, the “Company,” or “we”) is making to you to exchange your Equitable Financial Life Insurance Company (“EFLIC”) Accumulator® Series variable annuity contract for a virtually identical VIAC variable annuity contract. The only differences between the contracts will be that VIAC will be the issuer and administrator of the VIAC Contract, which will be supported by VIAC’s Separate Account EQ. Please read this Supplement carefully and retain it for future reference.

In connection with VIAC’s assumption reinsurance of certain Accumulator® Series variable annuity contracts (including your contract) issued by EFLIC (“EFLIC Contracts”), an owner of an EFLIC Contract may exchange his/her EFLIC Contract for an Accumulator® Series variable annuity contract issued by the Company (“VIAC Contract”), in accordance with the terms and conditions described below. EFLIC and VIAC have obtained all necessary state regulatory approvals for the assumption reinsurance transaction and this exchange offer.

The exchange offer is part of a corporate initiative by Equitable Holdings, the parent company of EFLIC, to restructure its operating entities. In 2021, EFLIC transferred the financial and risk management responsibilities for the EFLIC Contracts to an affiliate of VIAC. Equitable Holdings has now elected to transfer the overall management and administration responsibilities for the EFLIC Contracts to VIAC. The exchange offer will complete the transfer of administrative responsibilities and financial obligations for the EFLIC Contracts to VIAC for those that accept the exchange offer.

You are not required to accept the exchange offer. If you choose not to accept the exchange offer, your EFLIC Contract will continue unchanged. There will be no charges assessed against you or adverse tax consequences to you if you elect not to exchange your EFLIC Contract.

VIAC specializes in the management and administration of variable annuity contracts. If you choose to accept the exchange offer, your new VIAC Contract will be virtually identical to your EFLIC Contract except that VIAC will be the issuer and administrator of your VIAC Contract, which will be supported by VIAC’s Separate Account EQ. As a customer of VIAC, you will have access to VIAC’s online portal and knowledgeable customer service team for streamlined administrative service. All obligations, guarantees, and benefits under the VIAC Contract, including those associated with any optional benefit riders you elected, will be subject to the financial strength and claims-paying ability of VIAC. More information about VIAC, including VIAC’s financial strength ratings, is available by writing to VIAC Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or by calling 1-800-366-0066. There will be no charges assessed against you or adverse tax consequences to you if you elect to exchange your EFLIC Contract for a VIAC Contract.

Terms and Conditions

You may only exchange your EFLIC Contract for a VIAC Contract of the same contract class and with the same optional benefit riders. The exchange offer is not available for partial exchanges.

When considering whether to accept the exchange offer, please carefully review this Supplement and the accompanying:

•	Notice of Transfer from EFLIC describing in detail the exchange and your options; and
•	The current initial summary prospectus for the VIAC Contract.

You may also contact your financial professional or the EFLIC customer service center as described below with any additional questions you may have before making a decision about whether to exchange your EFLIC Contract for a VIAC Contract.

The full VIAC Contract prospectus is available as noted below.

8.1

To exchange your EFLIC Contract for a VIAC Contract:

•	You must affirmatively accept the exchange offer, or
•	If the state law applicable to your EFLIC Contract as described in the Notice of Transfer allows us to rely on implied consent (which includes all states except California, Florida, Louisiana, Michigan, Minnesota, Washington, and Wisconsin), you may be deemed to have elected the exchange if you do not exercise your right to reject the exchange within a specified time period.

Please refer to the accompanying Notice of Transfer for specific information with respect to your right to accept or reject the exchange offer, including the date by which you may accept or reject the exchange offer. We reserve the right to extend or terminate the exchange offer upon reasonable written notice to you.

Important Considerations

If you elect to exchange your EFLIC Contract for a VIAC Contract (either affirmatively or through implied consent):

•	Your EFLIC Contract will terminate and EFLIC will have no further obligation to you for the guaranteed benefits under your EFLIC Contract;
•	VIAC will issue to you an Assumption Certificate that will endorse your EFLIC Contract and convert it into your new VIAC Contract;
•	VIAC will administer and be solely responsible to you for the guaranteed benefits under your VIAC Contract;
•	The Account Value you have invested in your EFLIC Contract will be transferred to your VIAC Contract and there will be no interruption to your investments as a result of the exchange;
•	The same Funds that are currently available under your EFLIC Contract will be available for investment under your VIAC Contract and after the exchange you may reallocate your Account Value among the Funds under your VIAC Contract in accordance with the investment restrictions under your optional benefit riders, if any;
•	Your death benefit under your VIAC Contract immediately after the exchange will be the same as your death benefit under your EFLIC Contract immediately before the exchange and will continue to be calculated in the same way;
•	You will receive credit for the time your contributions were invested in your EFLIC Contract for purposes of determining whether a withdrawal charge, if applicable, applies under your VIAC Contract;
•	We will not assess any charges against you as a result of the exchange; and
•	There will be no tax consequences to you as a result of the exchange.

The features and benefits, available investment options, charges and deductions, and optional benefit riders under the VIAC Contract will be the same as those under your EFLIC Contract. Administration of the VIAC Contract will be provided by VIAC.

In the event an error occurs with respect to the Notice of Transfer provided to you about the exchange and your acceptance and rejection rights, or in the event a medical condition prevents you from exercising your rejection rights within the prescribed time period (if applicable), you may be eligible within a reasonable period of time, not to exceed 24 months from the date of the exchange, to request that the exchange be rescinded and have your EFLIC Contract reinstated.

If you elect not to exchange your EFLIC Contract for a VIAC Contract (either affirmatively or through implied consent), the EFLIC Contract will remain with EFLIC and EFLIC will continue to administer and be solely responsible for the guaranteed benefits under your EFLIC Contract.

Summary Comparison of EFLIC Contract and VIAC Contract

Your VIAC Contract will be virtually identical to your EFLIC Contract, except for the issuing company and the supporting separate account. This is shown by the following chart, which provides a brief summary comparison of some of the important features of the EFLIC Contracts and each corresponding VIAC Contract offered in exchange. You should not rely solely on this chart to decide whether to exchange your EFLIC Contract for a VIAC Contract.

8.1

The EFLIC and VIAC Contract names and related EDGAR Contract identifiers are as follows:

	EFLIC Contract		VIAC Contract
•	Accumulator (8.0 Series) - C000070274	•	Accumulator (8.1) - C0000245594
•	Accumulator Plus (8.0 Series) - C000066355		(which includes Accumulator, Accumulator Plus,
•	Accumulator Elite (8.0 Series) - C000070276		Accumulator Elite, and Accumulator Select)
•	Accumulator Select (8.0 Series) - C000070275

Features	EFLIC Contract	VIAC Contract
Benefits
Available Investment Options

•  Funds

•  Guaranteed Interest Option

•  Account for Special Dollar Cost Averaging (Accumulator® and Accumulator® Elite only)

•  Account for Special Money Market Dollar Cost Averaging (Accumulator® Plus and Accumulator® Select only)

•  Same Funds available

•  Guaranteed Interest Option

•  Account for Special Dollar Cost Averaging (Accumulator® and Accumulator® Elite only)

•  Account for Special Money Market Dollar Cost Averaging (Accumulator® Plus and Accumulator® Select only)

Credits (Accumulator® Plus only)	Percentage based on 1st Year EFLIC Contract Contributions	Percentage based on 1st Year EFLIC Contract Contributions
Less than $350,000	4%	4%
$350,000 or more	5%	5%
Death Benefits	• Standard Death Benefit • Annual Ratchet to Age 85 • Greater of 6% Roll-Up to Age 85 or Annual Ratchet to Age 85 • Earnings Enhancement • Return of Account Value	• Standard Death Benefit • Annual Ratchet to Age 85 • Greater of 6% Roll-Up to Age 85 or Annual Ratchet to Age 85 • Earnings Enhancement • Return of Account Value
Living Benefits	• Guaranteed Minimum Income Benefit • Guaranteed Withdrawal Benefit for Life	• Guaranteed Minimum Income Benefit • Guaranteed Withdrawal Benefit for Life
Other Benefits	• Rebalancing • Dollar Cost Averaging • Automatic Withdrawals • Loans (403(b) Contracts only)	• Rebalancing • Dollar Cost Averaging • Automatic Withdrawals • Loans (403(b) Contracts only)
Annuity Payout Options	• Life annuity • Life annuity with period certain • Life annuity with refund certain	• Life annuity • Life annuity with period certain • Life annuity with refund certain
Transaction Expenses
Withdrawal Charge Period and Withdrawal Charge
Accumulator®	7 years 7%, 7%, 6%, 6%, 5%, 3%, 1% (of each contribution)	7 years 7%, 7%, 6%, 6%, 5%, 3%, 1% (of each contribution)
Accumulator® Plus	9 years 8%, 8%, 7%, 7%, 6%, 5%, 4%, 3%, 2% (of each contribution)	9 years 8%, 8%, 7%, 7%, 6%, 5%, 4%, 3%, 2% (of each contribution)
Accumulator® Elite	4 years 8%, 7%, 6%, 5% (of each contribution)	4 years 8%, 7%, 6%, 5% (of each contribution)
Accumulator® Select	None	None

8.1

Features	EFLIC Contract	VIAC Contract
Transaction Expenses (continued)
Special Service Charges
Express Mail Charge	$90	$90 (currently $20)
Wire Transfer Charge	$35	$35 (currently waived)
Duplicate Contract Charge	$35 (currently waived)	$35 (currently waived)
Annual Contract Expenses
Annual Administrative Charge	$30 (No charge if Account Value is $50,000 or more on the Contract Date Anniversary)	$30 (No charge if Account Value is $50,000 or more on the Contract Date Anniversary)
Base Contract Expenses	As an annual percentage of daily net assets in variable investment options	As an annual percentage of daily net assets in variable investment options
Accumulator®	1.30%	1.30%
Accumulator® Plus	1.55%	1.55%
Accumulator® Elite	1.65%	1.65%
Accumulator® Select	1.70%	1.70%
Standard Death Benefit or Return of Account Value	No Charge	No Charge
Optional Benefit Expenses
Guaranteed Minimum Death Benefit Charge	As an annual percentage of benefit base	As an annual percentage of benefit base
Annual Ratchet to Age 85	0.25%	0.25%
Greater of 6% Roll-Up to Age 85 or Annual Ratchet to Age 85	Maximum: 0.95% Current: 0.80%	Maximum: 0.95% Current: 0.80%
Earnings Enhancement	As an annual percentage of Account Value	As an annual percentage of Account Value
	0.35%	0.35%
Guaranteed Minimum Income Benefit Charge	As an annual percentage of benefit base	As an annual percentage of benefit base
	Maximum: 1.05% Current: 0.80%	Maximum: 1.05% Current: 0.80%
Guaranteed Withdrawal Benefit for Life Benefit Charge	As an annual percentage of benefit base	As an annual percentage of benefit base
	Maximum: 1.05% Current: 0.80%	Maximum: 1.05% Current: 0.80%
Net Loan Interest Charge (403(b) Contracts only)	As an annual percentage of amounts held in the loan reserve account	As an annual percentage of amounts held in the loan reserve account
	2.00%	2.00%
Annual Fund Expenses
Minimum	0.57%	0.57%
Maximum	1.40%	1.40%

Please note that EFLIC Contracts (and, consequently, a VIAC Contract issued in exchange for an EFLIC Contract) may provide different features and benefits from, and impose different costs than, those summarized in this chart because of differences imposed by the state in which the EFLIC Contract was issued. All material variations have been described in Appendix E to the full VIAC Contract prospectus. For more complete details, you should carefully review the full VIAC Contract prospectus and compare it to the full EFLIC Contract prospectus.

8.1

Tax Matters

We believe that there will be no adverse tax consequences to you as a result of the assumption reinsurance agreement between EFLIC and VIAC or the exercise of your acceptance or rejection rights in relation to the exchange offer described in this Supplement. Notwithstanding, we recommend that you consult with your tax advisor when considering the exchange offer.

More Information

This Supplement should be read in conjunction with the Notice of Transfer and the VIAC Contract prospectus.

The full VIAC Contract prospectus is available online at https://docs.venerable.com/#/landing?prod=92264H1831 &doctype=spros. You can also request a copy of the full VIAC Contract prospectus by calling VIAC Customer Service at 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com.

The full EFLIC Contract prospectus is available online at www.equitable.com/ICSR#EQH146639. You can also request a copy of the full EFLIC Contract prospectus by calling 1-800-789-7771.

If you have any questions regarding the exchange offer, please contact your financial representative or call the EFLIC customer service center at 1-855-433-4025. Written inquiries may be mailed to:

Equitable Financial Life Insurance Company

Retirement Service Solutions

8501 IBM Drive, Suite 150-IR

Charlotte, NC 28262-4333

Venerable Insurance and Annuity Company
and its Separate Account EQ
The Accumulator® Series (8.1)
May 24, 2024,  Prospectus
This prospectus (the “Prospectus”) describes Accumulator® Series (8.1), which are group and individual deferred combination variable and fixed annuity contracts (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account EQ of Venerable Insurance and Annuity Company (the “Separate Account”). The Accumulator® Series consists of four Contract classes: Accumulator®; Accumulator® PlusSM; Accumulator® EliteSM; and Accumulator® SelectSM. The Contracts provide for the accumulation of retirement savings and for income. The Contracts offer income and death benefit protection as well. They also offer a number of annuity payout options. The Contracts are offered solely to owners of Accumulator® Series variable annuity contracts (“EFLIC Contracts”) issued by Equitable Financial Life Insurance Company (“EFLIC”) in connection with the Company’s assumption reinsurance of the EFLIC Contracts. This Prospectus describes the features and benefits of the Contracts issued to EFLIC Contract owners who elect to exchange their EFLIC Contract for the Contract. An EFLIC Contract may only be exchanged for a Contract of the same contract class and with the same optional benefit riders. Additional information about the terms and conditions of the exchange offer can be found in a supplement that accompanies this Prospectus and the Notice of Transfer owners will receive from EFLIC. The Contracts are not offered for sale to any other prospective purchasers.
The Contract provides a means for the Contract Owner (“you” and “your”), to allocate your contributions and Account Value to one or more available investment options, which include:

•	Subaccounts of the Separate Account, each of which invests in an underlying mutual fund (the “Funds”);

•	The Guaranteed Interest Option; and

•
The Account for Special Dollar Cost Averaging (“DCA”) (accepts only contributions, if available, and applies to Accumulator® and Accumulator® EliteSM Contracts only) and the Account for Special Money Market DCA (accepts only contributions, if available, and applies to Accumulator® PlusSM and Accumulator® SelectSM Contracts only).

Your Account Value will vary daily to reflect the investment performance of the Subaccount(s) you select and any interest credited to your allocations to the Guaranteed Interest Option and the Account for Special DCA.
This Prospectus provides information that you should know before investing and should be kept for future reference. For more information about the particular features, charges, and options applicable to you, please contact your financial professional or refer to your Contract. Also, please review “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for a description of material state variations.
If you own an Accumulator® PlusSM Contract, we will add a Credit to your contributions. Fees and charges for an Accumulator® PlusSM Contract are higher than for an Accumulator® Contract and the amount of the Credit may be more than offset by these higher fees and charges. Credits may be recaptured upon annuitization and death.
We reserve the right to stop accepting contributions from you at any time. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the Contract, you may no longer be able to fund your guaranteed benefit(s). This means that you may no longer be able to increase your Account Value and the benefit bases associated with your guaranteed benefits through contributions. With limited exceptions, we do not accept contributions to the Contracts. Unless otherwise provided, we currently accept contributions to:

•	Qualified defined contribution retirement plan (“Qualified 401(a) and 401(k)”) Contracts, and

•	All Contracts issued in the states of Florida or Texas, except Tax Sheltered Annuity (“403(b)”) Contracts.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The Contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

SPECIAL TERMS
The following special terms have special meaning and are used throughout this Prospectus. Other special terms are generally defined in the sections where those terms appear.

Account Value
The total value of the values you have in (i) the Subaccounts; (ii) the Guaranteed Interest Option; (iii) the Account for Special DCA (applies to Accumulator® and Accumulator® EliteSM Contracts only); and (iv) the loan reserve account (applies for Rollover 403(b) Contracts only).

Annual Ratchet	An Annual Ratchet occurs when your benefit base under an optional benefit is increased to equal your Account Value on a Contract Date Anniversary.
Annuitant	The person who is the measuring life for determining the Contract Maturity Date. The Annuitant is not necessarily the Owner.
Business Day
Generally, any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Business Day does not include a day on which the NYSE is closed due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions.

Cash Value
At any time before annuity payments begin, your Contract’s Cash Value is equal to the Account Value less: (i) the total amount or a pro rata portion of the Annual Administrative Charge, as well as any optional benefit charges; (ii) any applicable Withdrawal Charges (not applicable to Accumulator® SelectSM Contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover 403(b) Contracts only).

Contract Date	The effective date of an EFLIC Contract. Your Contract Date is shown in your Contract.
Contract Date Anniversary	The end of each 12-month period following the Contract Date. For example, if your Contract Date is May 1st, your Contract Date Anniversary is April 30th.
Contract Year	The 12-month period beginning on your Contract Date and each 12-month period after that date.
Credit	If you own an Accumulator® PlusSM Contract, we will add a Credit to your contributions. Credits may be recaptured upon annuitization and death.
EFLIC Contract
The Accumulator® Series variable annuity contract issued by Equitable Financial Life Insurance Company that may be exchanged for the Contract described in this Prospectus of the same contract class and with the same optional benefit riders.

Fund	An underlying mutual fund in which a Subaccount invests.
Good Order	An instruction received by us, utilizing such forms as we may require, that is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction.
Guaranteed Interest Option	Part of our general account that pays interest at guaranteed rates.
Maturity Date	Generally, the Contract Date Anniversary that follows the Annuitant’s 95th birthday.
Owner
The person who is the named Owner of the Contract and, if a natural person, the measuring life for determining Contract benefits. If the Owner is a non-natural person, the Annuitant is the measuring life for determining Contract benefits.

Qualified Contract
A Contract purchased through a tax-qualified retirement plan or program under Sections 401(a), 401(k), 403(b), 408, or 408A of the Tax Code. Contracts that are not Qualified Contracts are referred to as “Nonqualified Contracts.”

Subaccounts	Subaccounts of the Separate Account available for investment under the Contracts, each of which invests in a single Fund.
Tax Code	The Internal Revenue Code of 1986, as amended.

We sometimes use different words in this Prospectus than in the Contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the Contract or supplemental materials. Your financial professional can provide further explanation about your Contract or supplemental materials.

Prospectus	Contract or Supplemental Materials
Subaccounts	Investment Funds
Account Value	Annuity Account Value
Unit	Accumulation Unit
Guaranteed Minimum Death Benefit (“GMDB”)	Guaranteed death benefit
Guaranteed Minimum Income Benefit (“GMIB”)	Guaranteed Income Benefit
GWBL Benefit Base	Guaranteed Withdrawal Benefit for Life benefit base
Guaranteed Interest Option	Guaranteed Interest Account
Excess Withdrawal	Guaranteed Withdrawal Benefit for Life Excess Withdrawal

KEY INFORMATION
Important information you should consider about the Contract:

FEES AND EXPENSES
Charges for Early Withdrawals
Each class of the Contract provides for different Withdrawal Charge periods and percentages:
  Accumulator® — If you surrender your Contract, apply Cash Value to a non-life contingent annuity payout option, or withdraw money from the Accumulator® Contract within 7 years following your last contribution, you will be assessed a Withdrawal Charge of up to 7% of such contribution. For example, if you make a withdrawal in the first year, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment;
  Accumulator® PlusSM — If you surrender your Contract, apply Cash Value to a non-life contingent annuity payout option, or withdraw money from the Accumulator® PlusSM Contract within 9 years following your last contribution, you will be assessed a Withdrawal Charge of up to 8% of such contribution. For example, if you make a withdrawal in the first year, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment;
  Accumulator® EliteSM — If you surrender your Contract, apply Cash Value to a non-life contingent annuity payout option, or withdraw money from the Accumulator® EliteSM Contract within 4 years following your last contribution, you will be assessed a Withdrawal Charge of up to 8% of such contribution. For example, if you make a withdrawal in the first year, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment; and
  Accumulator® SelectSM — No Withdrawal Charge.
For additional information about charges for surrenders and early withdrawals see “Withdrawal Charge” in “CHARGES AND FEES” in the Prospectus.

Transaction Charges
In addition to Withdrawal Charges, you may also be charged for other transactions (for special requests such as express mail and duplicate Contracts).
For additional information about transaction charges see “Special Service Charges” in “CHARGES AND FEES” in the Prospectus.

FEES AND EXPENSES (continued)
Ongoing Fees and Expenses (annual charges)
Each class of the Contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the Contract, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)(1)	1.30%	1.71%
	Investment options (Fund fees and expenses)(2)	0.57%	1.40%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.25%	1.05%
(1)   Expressed as an annual percentage of daily net assets in each Subaccount. The Base Contract fee consists of the Mortality and Expense Risk Charge, the Distribution Charge, and the annual $30 Administrative Charge converted into a percentage and rounded up to the nearest one-hundredth of a percent. We calculate the Base Contract fee by dividing the total amount of these charges collected during the last fiscal year by the total average net assets attributable to the Contracts for that year. The minimum amount above reflects the Base Contract fee for the least expensive Contract class (Accumulator®), while the maximum amount reflects the Base Contract fee for the most expensive Contract class (Accumulator® Select).
(2)   Expressed as an annual percentage of daily net assets of the Funds. This range is for the year that ended December 31, 2023, and could change from year to year.
(3)   Expressed as an annual percentage of the applicable benefit base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes no Credits, no loans, and that you do not take withdrawals from the Contract or make any other transactions, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost $1,645	Highest Annual Cost $4,674
Assumes:
  Investment of $100,000
  5% annual appreciation
  Least expensive combination of Contract class and Fund fees and expenses
  No optional benefits
  No sales charges
  No additional contributions, transfers, or withdrawals

Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive combination of Contract class (Accumulator® SelectSM), optional benefits (GMIB and Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 death benefit, and the Earnings Enhancement Benefit (“EEB”)) and Fund fees and expenses
  No sales charges
  No additional contributions, transfers, or withdrawals

	For additional information about ongoing fees and expenses see “FEES AND EXPENSES TABLES” and “CHARGES AND FEES” in the Prospectus.

RISKS
Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your Account Value. For additional information about the risk of loss see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Withdrawal Charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds). Each investment option, including the Guaranteed Interest Option, has its own unique risks. You should review the investment options available under the Contract, including the Fund prospectuses, before making an investment decision.
For additional information about the risks associated with the investment options available under the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “The Guaranteed Interest Option” in “AVAILABLE INVESTMENT OPTIONS” and “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT” in the Prospectus.

Insurance Company Risks
An investment in the Contract is subject to risks related to the Company. The Company is solely responsible to the Contract Owner for the Contract’s Account Value and the guaranteed benefits. The general obligations, including the Guaranteed Interest Option and any guaranteed benefits under the Contract are supported by our general account and are subject to our claims paying ability. A Contract Owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, is available upon request by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800-366-0066.
For additional information about insurance company risks see “About Our General Account” in “OTHER INFORMATION” in the Prospectus.

RESTRICTIONS
Investments
We may, at any time, exercise our rights to limit or terminate your contributions, allocations, and transfers to any of the Subaccounts and to limit the number of Subaccounts which you may select. Such rights include, among others, combining any two or more Subaccounts, substituting Funds and transferring Account Value from any Subaccount to another Subaccount. For more information see “Addition, Deletion or Substitution of Subaccounts and Other Changes” in “VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT EQ” in the Prospectus.
Credits under Accumulator® PlusSM Contracts may be recaptured upon annuitization and death.
There are restrictions on the availability of investment options if guaranteed benefits are elected, limits on contributions and transfers into and out of the Guaranteed Interest Option and restrictions or limitations with the dollar cost averaging programs. See “OVERVIEW OF THE CONTRACT”, and “TRANSFERS AMONG YOUR INVESTMENT OPTIONS” in the Prospectus for more information.
For more information see “Separate Account EQ” in “VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT EQ” in the Prospectus. For additional information about the investment options, including information regarding volatility management strategies and techniques, see “THE FUNDS” and “Available Investment Options” in “THE ANNUITY CONTRACT” in the Prospectus.

RESTRICTIONS (continued)
Optional Benefits
At any time, we have the right to limit or terminate your contributions, allocations, and transfers to any of the Subaccounts. If you have one or more guaranteed benefits (which are also known as optional benefits) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the Contract, you may no longer be able to fund your guaranteed benefit(s).
We limit the availability of certain investment options if guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Loans are permitted under Rollover 403(b) Contracts with employer or plan approval, subject to certain restrictions on loan amounts and other optional benefits.
For additional information about the optional benefits see “DEATH BENEFITS”, “OPTIONAL LIVING BENEFITS”, AND “OTHER BENEFITS” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit to you if the Contract was purchased through a tax-qualified plan or individual retirement account (“IRA”). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the Contract.
For additional information about tax implications see “FEDERAL TAX CONSIDERATIONS” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals may receive compensation for selling the Contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.
For additional information about compensation to financial professionals see “Distribution of the Contracts” in “OTHER INFORMATION” in the Prospectus.

Exchanges
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT
Purpose of the Contract. The Contract is designed to help you accumulate assets through investments in underlying Funds, and the Guaranteed Interest Option during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Funds.
Phases of the Contract. The Contract has two phases: an accumulation (savings) phase and an income (annuity) phase.
Accumulation (Savings) Phase. During the accumulation phase, you can allocate your contributions and Account Value to one or more of the available investment options, which include:

•	Subaccounts of the Separate Account, each which invests in an underlying Fund. There are restrictions depending on benefit selection;

•	The Guaranteed Interest Option; and

•
The Account for Special DCA (accepts only contributions, if available, and applies to Accumulator® and Accumulator® EliteSM Contracts only) and the Account for Special Money Market DCA (accepts only contributions, if available, and applies to Accumulator® PlusSM and Accumulator® SelectSM Contracts only).

For additional information about each underlying Fund see “APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.” For information about the Guaranteed Interest Option and the Account for Special DCA, see “Available Investment Options” in “THE ANNUITY CONTRACT.”
Income (Annuity) Phase. You enter the income phase when you annuitize your Contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments for:

•	Life;

•	Life with a certain minimum number of payments; or

•	Life with a certain amount of payment.

Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. All accumulation phase benefits terminate upon annuitization and the Contract has a maximum annuity commencement date. For additional information about the income phase see “ANNUITY OPTIONS.”
Contract Features. The Contract provides for the accumulation of retirement savings and income. The Contract offers income and death benefit protection and various annuity payout options. The Accumulator® PlusSM Contract also offers a Credit.
Contract Classes. There are four Contract classes that have different ongoing fees and Withdrawal Charges. For example:

•	Accumulator® has a 7 year Withdrawal Charge period and a 1.30% Base Contract Expense;

•	Accumulator® Plus has a 9 year Withdrawal Charge period and a 1.55% Base Contract Expense;

•	Accumulator® EliteSM has a 4 year Withdrawal Charge period and a 1.65% Base Contract Expense; and

•	Accumulator® SelectSM has no Withdrawal Charge and a 1.70% Base Contract Expense.

If you own an Accumulator® PlusSM Contract, we will add a Credit to your contributions. Fees and charges for the Accumulator® PlusSM Contract are higher than for the Accumulator® Contract, the amount of the Credits may be more than offset by these higher fees and charges, and Credits may be recaptured upon annuitization and death.
Access to Your Money. During the accumulation phase you can take withdrawals from your Contract. Withdrawals will reduce your Account Value and may be subject to Withdrawal Charges, income taxes and a 10% additional tax if you are younger than 59½. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits.

Death Benefits. Your Contract includes a Standard Death Benefit that pays your beneficiaries an amount at least equal to your contributions less adjusted withdrawals. For an additional fee, you may have purchased one of the enhanced death benefit options called Guaranteed Minimum Death Benefits (“GMDBs”) that provide different minimum payment guarantees, or the Earnings Enhancement Benefit (“EEB”) that provides an additional death benefit.
Living Benefits. For an additional fee, you may have purchased optional living benefits that guarantee, subject to certain restrictions, lifetime benefits. The minimum guarantees provided by these benefits may never come into effect. Guaranteed Benefit Offers may also be available.
Rebalancing and Dollar Cost Averaging. You can elect to have your Account Value automatically rebalanced at no additional charge. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.
Loans. Depending on the terms of your Contract, you may be permitted to take loans from your Account Value. If you take a loan, we charge interest on the loan.

FEES AND EXPENSES TABLES
The following tables describe the fees and expenses that you will pay when owning, surrendering, or making withdrawals from the Contract. Each of the charges and expenses is more fully described in “CHARGES AND FEES.” Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time that you surrender the Contract or if you make certain withdrawals or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses	Accumulator®	Accumulator® PlusSM	Accumulator® EliteSM	Accumulator® SelectSM
Withdrawal Charge (as a percentage of each contribution)[1]	7%	8%	8%	None
Special Services Charges[2]
Express Mail Charge	$90	$90	$90	$90
Wire Transfer Charge	$35	$35	$35	$35
Duplicate Contract Charge	$35	$35	$35	$35

1	Deducted upon surrender, annuitization under a non-life contingent annuity payout option, or a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable. The Withdrawal Charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates. For each contribution, we consider the Contract Year in which that contribution was received to be “year 1.”

2	The Express Mail Charge is currently $20. The Wire Transfer Charge is currently waived. The Duplicate Contract Charge is currently waived. We may increase these charges up to the maximum shown and/or discontinue the waivers at any time, with or without notice.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you elected an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Accumulator®	Accumulator® PlusSM	Accumulator® EliteSM	Accumulator® SelectSM
Annual Administrative Charge[1]	$30	$30	$30	$30
Base Contract Expenses (as a percentage of daily net assets in the Subaccounts)	1.30%	1.55%	1.65%	1.70%
Optional Benefits Expenses[2]
GMDB charges (as a percentage of the benefit base)[3]
Annual Ratchet to Age 85	0.25%	0.25%	0.25%	0.25%
Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85	0.95%[4]	0.95%[4]	0.95%[4]	0.95%[4]
GMIB charge (as a percentage of the benefit base)[3],[5]	1.05%[6]	1.05%[6]	1.05%[6]	1.05%[6]
EEB charge (as a percentage of Account Value)[5]	0.35%	0.35%	0.35%	0.35%
GWBL benefit charge (as a percentage of the benefit base)	1.05%[7],[8]	1.05%[7],[8]	1.05%[7],[8]	1.05%[7],[8]
Net Loan Interest Charge (as a percentage of amounts held in the loan reserve account)[9]	2.00%	2.00%	2.00%	2.00%

1	The Annual Administrative Charge is deducted from your Account Value on each Contract Date Anniversary. If the Contract is surrendered or annuitized or a death benefit is paid on any date other than the Contract Date Anniversary, we will deduct a pro rata portion of the administrative charge for that year. If your Account Value on a Contract Date Anniversary is $50,000 or more there is no charge. During the first two Contract Years this charge, if applicable, is equal to the lesser of $30 or 2% of your Account Value. Thereafter, the charge, if applicable, is $30 for each Contract Year.
2	Deducted annually on each Contract Date Anniversary for which the benefit is in effect. If the Contract is surrendered or annuitized or a death benefit is paid, or the benefit is terminated (if applicable) on any date other than the Contract Date Anniversary, we will deduct a pro rata portion of the charge for that year.
3	The benefit base is not an Account Value or Cash Value. If you elected the GMIB and/or the GMDB when you purchased your EFLIC Contract, your initial benefit base was equal to your initial contributions to your EFLIC Contract. For Accumulator® PlusSM Contracts, your initial benefit base did not include the Credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or Account Value. See “Death Benefit Options” in “DEATH BENEFITS” and “Guaranteed Minimum Income Benefit (“GMIB”)” and “Guaranteed Withdrawal Benefit for Life (“GWBL”)” in “OPTIONAL LIVING BENEFITS.”
4	The current charge is 0.80%. We will increase this charge to 0.95% if you elect to reset the Roll-up Benefit Base. This benefit was only available if you elected the GMIB, and was not available in all states.
5	If you elected the EEB and your GMIB then converts to the GWBL at age 85, the EEB will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL.
6	The current charge is 0.80%. We will increase this charge to 1.05% if you elect to reset your Roll-up Benefit Base on any Contract Date Anniversary. See “Enhanced Death Benefit Charges” in “CHARGES AND FEES”. The charge was not increased for any reset prior to April 1, 2013, under the EFLIC Contract.
7	The current charge is 0.80%. If your GWBL Benefit Base is increased by an Annual Ratchet, we will increase this charge to 1.05%. An Annual Ratchet occurs when your benefit base is increased to equal your Account Value on a Contract Date Anniversary. See “GWBL” in “OPTIONAL LIVING BENEFITS” for more information about this feature, including its benefit base and the Annual Ratchet provision, and “GWBL Charge” in “CHARGES AND FEES” for more information about this charge.
8	If the GMIB increases before the conversion effective date at age 85, the GWBL benefit charge will equal the GMIB charge at the time of conversion, which could be as high as 1.05%.
9	The net loan interest charge is the difference between the rate of interest we charge you for a loan and the rate of interest we credit on the amount in your loan reserve account. In no event will the net loan interest charge exceed 2.00%. See “Loans under Rollover 403(b) Contracts” in “OTHER BENEFITS” for more information on how the loan interest is calculated and for restrictions that may apply.

The next table shows the minimum and maximum total operating expenses charged by the underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document. See “APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.” These expenses are for the period ended December 31, 2023, and may fluctuate from year to year.

Annual Fund Expenses	Minimum	Maximum
Annual Fund Expenses prior to any Expense Limitation Arrangement (expenses that are deducted from Fund assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.57%	1.40%
*	These are the minimum and maximum Fund fees and expenses before any expense reimbursements or fee waiver arrangements. Please note that the Fund fees shown in APPENDIX A are after (net of) any expense reimbursements or fee waiver arrangements.
Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that no loans are taken, and the most expensive combination of annual Fund expenses and optional benefits available for an additional charge, which are the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 death benefit, the GMIB, and the EEB (each at their maximum charge).
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender or annuitize your Contract under a non-life contingent annuity payout option at the end of the applicable time period[1]
	1 year	3 years	5 years	10 years
Accumulator®	$12,183	$21,917	$32,167	$57,768
Accumulator® PlusSM	$13,432	$23,638	$34,321	$59,810
Accumulator® EliteSM	$13,532	$22,925	$28,779	$60,612
Accumulator® SelectSM	$5,581	$17,068	$29,008	$61,010

	If you do not surrender or annuitize your Contract or you annuitize your Contract under a life contingent annuity payout option at the end of the applicable time period
	1 year	3 years	5 years	10 years
Accumulator®	$5,183	$15,917	$27,167	$57,768
Accumulator® PlusSM	$5,432	$16,638	$28,321	$59,810
Accumulator® EliteSM	$5,532	$16,925	$28,779	$60,612
Accumulator® SelectSM	$5,581	$17,068	$29,008	$61,010

1	The first Example reflects the assessment of Withdrawal Charges (if applicable) calculated based on the time of investment in the Contract. However, the time your contributions were invested in the EFLIC Contract is taken into account for purposes of determining whether a Withdrawal Charge applies to those contributions under the Contract. If you elect to exchange your EFLIC Contract for the Contract, and at the time of the exchange no Withdrawal Charges applied to the contributions under your EFLIC Contract, no Withdrawal Charges would apply to those contributions under the Contract.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this Prospectus.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Risk of Poor Investment Performance. You should regularly evaluate the Contract’s long-term investment potential and risks. For amounts you allocate to the Subaccounts of the Separate Account:

•	Your values will fluctuate with the markets, interest rates and the performance of the underlying Funds;

•	You assume the risk that your values may decline or not perform to your expectations;

•	Each Fund has various investment risks, and some options are riskier than others;

•	There is no assurance that any of the Funds will achieve its stated investment objective;

•	The particular risks associated with each Fund are detailed in the Fund’s prospectus;

•	You should read each Fund’s prospectus and understand the risks associated with it before allocating Account Value to its corresponding Subaccount; and

•
If you request a full surrender or apply your entire Account Value to a non-life contingent annuity payout option, the applicable Withdrawal Charge percentage will be applied to the total amount of each contribution subject to a Withdrawal Charge, even if your Account Value is less than the sum of your contributions because of poor investment performance and/or fees and charges. The Withdrawal Charge assessed may be greater than the amount that would be assessed if the Withdrawal Charge percentage was applied only to the amount actually surrendered or annuitized.

For amounts you allocate to the Guaranteed Interest Option or Account for Special DCA:

•	Interest rates we declare will change over time to reflect then current market conditions; and

•	You assume the risk that interest rates for the specified periods in the future may be less than current interest rates for the same or similar periods.

You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate given your financial goals, investment time horizon and risk tolerance.
The Contract is Not a Short-Term Investment. The Contract is not appropriate if you need ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. Withdrawal Charges may apply for up to eight years after each contribution. They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time. The benefits of tax deferral and the optional living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.
Insurance Company and Business Continuity Risk. Any obligations, guarantees, and benefits of the Contract including those associated with the Guaranteed Interest Option, are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength, is available on request by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800-366-0066.
All businesses are subject to potential business disruption because of, among other things, power outages, weather related events, natural disasters and public health and safety concerns, including those associated with pandemics. To help prepare for these types of events, the Company has adopted a comprehensive approach to planning for possible disruptions to its critical business operations that allows it to quickly react in the event of a crisis or other major event. This approach includes crisis management, business continuity, business impact, disaster recovery and crisis communication elements that are regularly monitored and tested so as to reduce the risk that our business operations are materially disrupted for a significant period of time.

Cyber-Security Risks. Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites, and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.
Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract you own – non-qualified, traditional IRA, Roth IRA or Qualified Contract. The tax consequences discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign, or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a Contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
Withdrawals are generally subject to income tax, and may be subject to an additional tax if taken before age 59½.
Optional Benefits. The availability of certain investment options is limited if guaranteed benefits are elected. We may limit or stop accepting contributions and transfers to the Subaccounts which means that you may no longer increase your Account Value and the benefit bases associated with your guaranteed benefits through contributions and transfers. Excess Withdrawals may terminate or significantly reduce the value of your optional benefits.
If you elected the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit and you choose to invest in the investment options with a lower Roll-up rate, you will still be subject to the same charge for the benefit that you would be subject to if you invested exclusively in the investment options with a higher Roll-up rate despite receiving a lower Roll-up rate for your investment in the investment options with a lower Roll-up rate. See “Calculating Your Roll-up Benefit Base Following a Transfer” in  “TRANSFERS AMONG YOUR INVESTMENT OPTIONS.”
Accumulator® PlusSM Contracts. The fees and charges for Accumulator® PlusSM Contracts are higher than for other Accumulator® Contracts and the amount of the Credit may be more than offset by these higher fees and charges. Credits may be recaptured upon annuitization and death. Because the exact dollar amount of the Credits is recaptured in these circumstances, you will retain any gains or losses attributable to the investment experience of the recaptured Credits while they were allocated to your Contract. Withdrawals taken during the first EFLIC Contract Year may limit Credits for additional contributions. We may limit or stop accepting contributions, which means that you may no longer receive additional Credits but you will still be subject to the higher fees and charges for the Accumulator® PlusSM Contract. Additionally, except to the extent they increase your Account Value, Credits are not included when calculating any of your benefit bases under the optional benefits. See “Credits” in “THE ANNUITY CONTRACT” for more information.

VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT EQ
The Company
We are an Iowa stock life insurance company that is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.
Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”). Our direct parent company is Venerable Holdings, Inc. (“Venerable”).
Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.
How to Reach Us. Please communicate with us at the mailing address or telephone number listed below:
Customer Service
P. O. Box 9271
Des Moines, Iowa 50306-9271
1-800-366-0066.
Your correspondence will be picked up at the mailing address noted above. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer, or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at the address above or via the appropriate telephone, email, or fax number if the item is a type we accept by those means. There are two main exceptions. If the item arrives:

•	On a day that is not a Business Day or

•	After the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day.

Reports We Provide. We provide the following reports:

•	Written confirmation of financial transactions and certain non-financial transactions, including termination of a systematic withdrawal option;

•	Statements of your Account Value at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

•
Annual statements of your Account Value as of the close of the Contract Year, including notification of eligibility to exercise the GMIB and the GMIB and/or GMDB Roll-up Benefit Reset option and eligibility to convert the GMIB to the GWBL at age 85.

For jointly owned Contracts (if applicable), we provide reports to the primary joint Owner’s address on file.
Venerable Client Portal. With your Venerable client portal account you can expect:

•	Account summary. View your Account Values, and select accounts for additional details;

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information;

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences;

•	Manage your account. Convenient access to service options for your Contract, from viewing account details and documents to completing financial transactions; and

•	Investments details. Intuitive charts show the breakdown of your key investments.

Please go to Venerable.com to create and login to your Venerable client portal account. Don’t forget to sign up for eDelivery! Visit Venerable.com and click sign in to register today.

The Venerable client portal is normally available seven days a week, 24 hours a day. Of course, for reasons beyond our control, this service may sometimes be unavailable.
We have established procedures to reasonably confirm that the instructions communicated by the internet are genuine. For example, we will require certain personal identification information before we will act on internet instructions and we will provide written confirmation of your transfers. In light of our procedures, we will not be liable for following internet instructions we reasonably believe to be genuine.
We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Limits on Frequent or Disruptive Transfers” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS”).
Customer Service Representatives. You may also use our toll-free number (1-800-366-0066) to speak with one of our Customer Service representatives.
Separate Account EQ
Separate Account EQ was established as a separate account under Iowa law on July 14, 1988. Separate Account EQ is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). Separate Account EQ is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account EQ but such assets are kept separate from our other accounts.
Separate Account EQ is divided in Subaccounts. Each Subaccount invests exclusively in shares of one underlying Fund. Each Fund has its own distinct investment objectives and policies. Income, gains, and losses, whether or not realized, of a Fund are credited to or charged against the corresponding Subaccount of Separate Account EQ without regard to any other income, gains, or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity Contracts supported by Separate Account EQ. If the assets in Separate Account EQ exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts and keep Separate Account EQ fully funded to cover such liabilities.
The other variable annuity contracts that invest in Separate Account EQ are not discussed in this Prospectus. Separate Account EQ may also invest in other Funds that are not available under your Contract. Under certain circumstances, we may make certain changes to the Subaccounts.
Addition, Deletion or Substitution of Subaccounts and Other Changes. We may make additional subaccounts available to you under the Contract. These subaccounts will invest in Funds we find suitable for your Contract. We may also limit the number of Subaccounts in which you can invest and withdraw or substitute Funds, subject to the conditions in your Contract, compliance with regulatory requirements and compliance with applicable SEC guidance.
We do not guarantee that each Fund will always be available for investment through the Contract. If we feel that investment in any of the Funds has become inappropriate for the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency) if required, and in compliance with applicable SEC guidance combine two or more subaccounts or substitute another Fund for existing and future investments. Whether a Fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the Fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed Funds. If you elected the dollar cost averaging, systematic withdrawals, or automatic investment programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a Fund subject to those instructions, we will execute your instructions using the substituted replacement Fund, unless you request otherwise. If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions. The substitute or proposed replacement Fund may have higher fees and charges than any Fund it replaces.

Subject to SEC approval, we reserve the right to:

•	Deregister Separate Account EQ under the 1940 Act;

•	Operate Separate Account EQ as a management company under the 1940 Act if it is operating as a unit investment trust;

•	Operate Separate Account EQ as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

•	Restrict or eliminate any voting rights as to Separate Account EQ;

•	Combine Separate Account EQ with other separate accounts; and

•	Transfer separate account assets to another separate account that we determine to be associated with the class of Contracts to which the Contract belongs.

We will provide you with written notice before we make any of these changes.
Voting Rights. We will vote the shares of a Fund owned by Separate Account EQ according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.
We determine the number of shares that you have in a Subaccount by dividing your Cash Value in that Subaccount by the net asset value of one share of the Fund in which the Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting. We will ask you for voting instructions by mail at least ten days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contract Owners invested in that Subaccount. We will also vote shares we hold in Separate Account EQ that are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

THE FUNDS
You will find more detailed information about each Fund currently available under your Contract in APPENDIX A – “Funds Available Under the Contract” including each Fund’s name and share class, investment objective, investment adviser and subadviser(s), if applicable, current expenses, and performance.
If you received a summary prospectus for any of the underlying Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.
Please refer to the Fund prospectuses for additional information and read them carefully before investing. Fund prospectuses may be obtained, free of charge, at https://docs.venerable.com/#/landing, by calling Customer Service at 1-800-366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch. Consult with your financial professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your allocation among the Funds.
Selection of Underlying Funds
The underlying Funds available through the Contract described in this Prospectus are determined by the Company. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates, will make payments to us or our affiliates in connection with certain administrative and marketing and support services. For additional information on these arrangements, see “Revenue from the Funds” in “THE FUNDS.” We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria and/or if the Fund has not attracted significant allocations under the Contract.
We do not recommend or endorse any particular Fund and we do not provide investment advice.

Fund of Funds
Certain Funds are designated as “Fund of Funds.” Fund of Funds invest in shares of other mutual funds and may have higher fees and expenses than a Fund that invests directly in debt and equity securities. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying funds.
Funds with Managed Volatility Strategies
As described in more detail in the Fund prospectuses, certain Funds employ a managed volatility strategy that is intended to reduce the Fund’s overall volatility and downside risk. Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Account Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected.
Revenue from the Funds
The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates. This revenue may include:

•	A share of the management fee or payment of other amounts (sometimes referred to as revenue sharing);

•	For certain share classes, 12b-1 fees; and

•	Service fees.

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:

•	Communicating with customers about their Fund holdings;

•	Maintaining customer financial records;

•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);

•	Recordkeeping for customers, including subaccounting services;

•	Answering customer inquiries about account status and purchase and redemption procedures;

•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;

•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses and other Fund communications to customers; and

•	Receiving, tabulating, and transmitting proxies executed by customers.

The management fee, 12b-1 fees, and service fees are deducted from Fund assets. Any such fees deducted from Fund assets are disclosed in the Fund prospectuses. Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the EFLIC Contracts.
The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract. This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a Fund through our contracts. Fund revenue is important to the Company’s profitability.
Revenue received by the Company from Funds is based on an annual percentage of the average net assets held in that Fund by the Company. Some of these Funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Possible Conflicts of Interest
If, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Funds conflict, we, the boards of trustees or directors of the Funds, and any other insurance companies participating in the Funds will monitor events to identify and resolve any material conflicts that may arise.
Fund Expenses
Fees are deducted from the value of the Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. Please see “Annual Fund Expenses” in “FEES AND EXPENSES TABLES” and “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT” for more information.

CHARGES AND FEES
We deduct the Contract charges described below to compensate us for our costs and expenses, services provided, and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with past sales of the EFLIC Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Some of the charges are for optional benefits or riders, so they are only deducted if you elected the benefit or rider. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the Contract charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. We expect to profit from the charges, including the Base Contract Expense and benefit and rider charges, and we may use such profits for any legitimate corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contracts.
Charges that the Company Deducts
We deduct the following charges each day from the net assets of each Subaccount. These charges are reflected in the Unit values of each Subaccount and collectively make up the Base Contract Expense:

•	A Mortality and Expense Risk Charge;

•	An asset-based Administrative Charge; and

•	A Distribution Charge.

We deduct the following charges from your Account Value. When we deduct these charges from your Subaccounts, we reduce the number of Units credited to your Contract:

•	On each Contract Date Anniversary — an Annual Administrative Charge, if applicable;

•
At the time you make certain withdrawals, surrender your Contract, or annuitize to a non-life contingent annuity payout option — a Withdrawal Charge (not applicable to Accumulator® SelectSM Contracts);

•	On each Contract Date Anniversary — a charge for each optional benefit in effect under your Contract: such as a GMDB; the GMIB; the GWBL; and the EEB; and

•	At the time annuity payments are to begin — charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

More information about these charges appears below. We will not increase these charges for the life of your Contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See “Group or Sponsored Arrangements” below.

Base Contract Expenses
Mortality and Expense Risk Charge. We deduct this daily charge from the net assets in each Subaccount to compensate us for mortality and expense risks, including the Standard Death Benefit. Below is the daily charge shown as an annual rate of the net assets in each Subaccount for each Contract:

Accumulator®:	0.80%
Accumulator® PlusSM:	0.95%
Accumulator® EliteSM:	1.10%
Accumulator® SelectSM:	1.10%
The mortality risk we assume is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the GMDB exceeds the Cash Value of the Contract. The expense risk we assume is the risk that it will cost us more to issue and administer the Contracts than we expect.
For Accumulator® PlusSM Contracts, a portion of this charge also compensates us for the Credit. For a discussion of the Credit, see “Credits” in “THE ANNUITY CONTRACT.” We expect to make a profit from this charge.
If you previously accepted an offer to terminate a guaranteed benefit under your EFLIC Contract, charges for that benefit will have ceased and your Standard Death Benefit was replaced with the Return of Account Value death benefit. However, you should be aware that you will continue to pay the same Mortality and Expense Risks Charge as a Contract Owner that has the Standard Death Benefit, even though you no longer have the Standard Death Benefit.
Administrative Charge. We deduct this daily charge from the net assets in each Subaccount. The charge, together with the Annual Administrative Charge described below, is to compensate us for administrative expenses under the Contracts. Below is the daily charge shown as an annual rate of the net assets in each Subaccount for each Contract:

Accumulator®:	0.30%
Accumulator® PlusSM:	0.35%
Accumulator® EliteSM:	0.30%
Accumulator® SelectSM:	0.25%
Distribution Charge. We deduct this daily charge from the net assets in each Subaccount to compensate us for a portion of our distribution expenses under the Contracts. Below is the daily charge shown as an annual rate of the net assets in each Subaccount for each Contract:

Accumulator®:	0.20%
Accumulator® PlusSM:	0.25%
Accumulator® EliteSM:	0.25%
Accumulator® SelectSM:	0.35%
Annual Administrative Charge
We deduct this charge from your Account Value on each Contract Date Anniversary. We deduct the charge if your Account Value on the last Business Day of the Contract Year is less than $50,000. If your Account Value on such date is $50,000 or more, we do not deduct the charge. During the first two Contract Years, the charge is equal to $30 or, if less, 2% of your Account Value. The charge is $30 for Contract Years three and later.

We will deduct this charge from your value in the Subaccounts and if permitted from the Guaranteed Interest Option on a pro rata basis. See “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if deducting this charge from the Guaranteed Interest Option is permitted in your state. If those amounts are insufficient, we will deduct any additional amount required to cover the full amount of the charge from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts).
If the Contract is surrendered or annuitized or a death benefit is paid on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of this charge for that year.
Please note that if you elected the GMIB, you can only exercise the benefit during the 30 day period following your Contract Date Anniversary. Therefore, if your Account Value is not sufficient to pay this charge and any other fees on your next Contract Date Anniversary, your Contract will be terminated without value and you will not have an opportunity to exercise your GMIB unless the no lapse guarantee provision under your Contract is still in effect. See “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” for more information.
Special Services Charges
We deduct a charge for providing the following special services:

•	Express mail charge. We charge up to $90 for sending you a check by express mail delivery. This charge is currently $20. This charge will be deducted from the amount you request;

•
Wire Transfer Charge. We charge up to $35 for outgoing wire transfers. This charge is currently waived. We may discontinue this waiver at any time, with or without notice. If assessed, this charge will be deducted from the amount you request; and

•	Duplicate Contract charge. We charge up to $35 for providing a copy of your Contract. This charge is currently waived. We may discontinue this waiver at any time, with or without notice.

These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your Account Value any Withdrawal Charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.
Withdrawal Charge (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM Contracts only).
A Withdrawal Charge applies in the following three circumstances:

•	You make one or more withdrawals during a Contract Year that, in total, exceed the 10% free withdrawal amount, described below;

•	You surrender your Contract to receive its Cash Value; or

•	You annuitize your Contract and elect a non-life contingent annuity payout option.

For more information about the Withdrawal Charge if you select an annuity payout option, see “The Amount Applied to an Annuity Payout Option” in “ANNUITY OPTIONS.” For Accumulator® PlusSM Contracts, a portion of this charge also compensates us for the Credit. For a discussion of the Credit, see “Credits” in “THE ANNUITY CONTRACT.” We expect to make a profit from this charge.
The Withdrawal Charge generally equals a percentage of each contribution withdrawn. For Accumulator® PlusSM Contracts, we do not consider Credits to be contributions. Therefore, there is no Withdrawal Charge associated with a Credit.

The percentage of the Withdrawal Charge that applies to each contribution depends on how long each contribution has been invested in the Contract. We determine the Withdrawal Charge separately for each contribution according to the following table:

Withdrawal Charge as a % of each contribution each year following receipt of the contribution
Contract Year	1	2	3	4	5	6	7	8	9	10+
Accumulator®	7%	7%	6%	6%	5%	3%	1%	0%*	—	—
Accumulator® PlusSM	8%	8%	7%	7%	6%	5%	4%	3%	2%	0%**
Accumulator® EliteSM	8%	7%	6%	5%	0%***	—	—	—	—	—
*	Charge does not apply in the 8th and subsequent years following contribution.
**	Charge does not apply in the 10th and subsequent years following contribution.
***	Charge does not apply in the 5th and subsequent years following contribution.
If you request a partial withdrawal, the applicable withdrawal charge percentage is applied to the amount of each contribution withdrawn in excess of the 10% free withdrawal amount (described below). For example, assume the Contract was established with an initial contribution of $100,000 and a $15,000 withdrawal was requested in the first Contract Year. The 10% free withdrawal amount is $10,000. The remaining $5,000 of the withdrawal request is subject to the maximum withdrawal charge percentage associated with the Contract class.
If you request a full surrender of your Contract or apply your entire Account Value to a non-life contingent annuity payout option, the applicable withdrawal charge percentage is applied to the total amount of each contribution subject to a Withdrawal Charge, rather than the amount actually surrendered or annuitized. This means that if the Account Value is less than the sum of the contributions at the time of the request (e.g., due to poor investment performance and/or fees and charges), the Withdrawal Charge assessed may be greater than the amount that would be assessed if the Withdrawal Charge percentage was applied to the amount actually surrendered or annuitized. For example, assume the Contract was established with an initial contribution of $100,000 and a full surrender or annuitization under a non-life contingent annuity payout option was requested in the first Contract Year at a time when the Account Value had declined to $90,000 due to poor investment performance and/or fees and charges. The maximum withdrawal charge percentage associated with the Contract class would be applied to the entire $100,000 contribution, and not the $90,000 Account Value surrendered or annuitized.
For purposes of calculating the Withdrawal Charge, we treat the Contract Year in which we receive a contribution as “year 1” and the Withdrawal Charge is reduced or expires on each applicable Contract Date Anniversary. Amounts withdrawn that are not subject to the Withdrawal Charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the Withdrawal Charge. However, federal income tax rules treat earnings under your Contract as withdrawn first. See “FEDERAL TAX CONSIDERATIONS.” Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for possible Withdrawal Charge schedule variations in your state.
In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the Withdrawal Charge from your Account Value. Any amount deducted to pay Withdrawal Charges is also subject to that same Withdrawal Charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The Withdrawal Charge helps cover our distribution expenses.
For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the Withdrawal Charge deducted from your Account Value. For more information, see “Death Benefit Options” in “DEATH BENEFITS” and “How Withdrawals Affect Your GMIB and GMDB” and “How Withdrawals Affect Your GWBL” in “WITHDRAWALS.”
The Withdrawal Charge does not apply in the circumstances described below.
10% Free Withdrawal Amount. Each Contract Year you can withdraw up to 10% of your Account Value without paying a Withdrawal Charge. The 10% free withdrawal amount is determined using your Account Value at the beginning of each Contract Year. In the first Contract Year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the Contract Year. Additional contributions during the Contract Year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your Contract, except where required by law.

For Accumulator® and Accumulator® EliteSM Nonqualified Contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of:

•	The current Account Value less contributions that have not been withdrawn (earnings in the Contract); and

•	The 10% free withdrawal amount defined above.

Certain Withdrawals. If you elected the GMIB, the Withdrawal Charge will be waived for any withdrawal that, together with any prior withdrawals made during the Contract Year, does not exceed 6% of the GMIB Roll-up Benefit Base at the beginning of the Contract Year, even if such withdrawals exceed the free withdrawal amount. “Roll-up Benefit Base” means the 6% Roll-up to Age 85 benefit base for both the GMIB and GMDB. See “Roll-up Benefit Base Reset” in “DEATH BENEFITS.” Also, a Withdrawal Charge does not apply to a withdrawal that exceeds 6% of the GMIB Roll-up Benefit Base at the beginning of the Contract Year as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawals for the life of the Contract.
If the GWBL is in effect, a Withdrawal Charge does not apply to any withdrawal that, together with any prior withdrawals made during the Contract Year, does not exceed the greater of the Guaranteed Annual Withdrawal Amount or the free withdrawal amount for that Contract Year. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed Annual Withdrawal Amount.
Disability, Terminal Illness, or Confinement to a Nursing Home. The Withdrawal Charge also does not apply if:

•	An Owner (or older joint Owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

•	We receive proof satisfactory to us (including certification by a licensed physician) that an Owner’s (or older joint Owner’s, if applicable) life expectancy is six months or less; or

•
An Owner (or older joint Owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

○	Its main function is to provide skilled, intermediate, or custodial nursing care;

○	It provides continuous room and board to three or more persons;

○	It is supervised by a registered nurse or licensed practical nurse;

○	It keeps daily medical records of each patient;

○	It controls and records all medications dispensed; and

○	Its primary service is other than to provide housing for residents.

We reserve the right to impose a Withdrawal Charge, in accordance with your Contract and applicable state law, if the conditions described above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the Withdrawal Charge in the above circumstances or may limit the circumstances for which the Withdrawal Charge may be waived. Your financial professional can provide more information, or you may contact our Customer Service.

Optional Benefit Charges
Enhanced Death Benefit Charges. The enhanced death benefits have the following charges:

•
Annual Ratchet to Age 85. If you elected the Annual Ratchet to Age 85 enhanced death benefit, we deduct a charge annually from your Account Value on each Contract Date Anniversary for which the benefit is in effect. The charge is equal to 0.25% of the Annual Ratchet to Age 85 benefit base. The benefit base is equal to the amount of the Annual Ratchet to Age 85 Death Benefit. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See “Annual Ratchet to Age 85 Death Benefit (“Annual Ratchet DB”)” in the “DEATH BENEFITS” Section.

•
Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85. If you elected this enhanced death benefit, we deduct a charge annually from your Account Value on each Contract Date Anniversary for which the benefit is in effect. The current charge is equal to 0.80% of the Greater of the 6% Roll-up to Age 85 or Annual Ratchet to Age 85 benefit base. The benefit base is equal to the amount of the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 Death Benefit. Although this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See “Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 Enhanced Death Benefit” in the “DEATH BENEFITS” Section.

If you opt to reset your Roll-up Benefit Base on any Contract Date Anniversary, we will increase the charge for this benefit to 0.95%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your Contract and is the first day of the Contract Year following the date on which the reset occurs. The increased charge is first assessed on the Contract Date Anniversary that follows the fee increase effective date and on all Contract Date Anniversaries thereafter unless a pro-rated charge becomes applicable earlier in the Contract Year. You will not be subject to the charge increase if you opt out of the reset option prior to your Contract Date Anniversary. The charge was not increased for any reset prior to April 1, 2013 under the EFLIC Contract.

•
EEB. If you elected the EEB, we deduct a charge annually from your Account Value on each Contract Date Anniversary for which it is in effect. The charge is equal to 0.35% of the Account Value on each Contract Date Anniversary. We will deduct this charge from your value in the Subaccounts and the Guaranteed Interest Option on a pro rata basis. If those amounts are insufficient, we will deduct any additional amount required to cover the full amount of the charge from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts).

If the Contract is surrendered or annuitized or a death benefit is paid on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of the charge for that year. Although the value of your EEB will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.

GMIB Charge. If you elected the GMIB, we deduct a charge annually from your Account Value on each Contract Date Anniversary until such time as you exercise the GMIB, terminate the GMIB, elect an annuity payout option, or the Contract Date Anniversary after the Owner (or older joint Owner, if applicable) reaches age 85, whichever occurs first. The current charge is equal to 0.80% of the benefit base. The GMIB benefit base is calculated as described in “Guaranteed Minimum Income Benefit (“GMIB”)” in “OPTIONAL LIVING BENEFITS”.
If you opt to reset your Roll-up Benefit Base on any Contract Date Anniversary, we will increase the charge for this benefit to 1.05%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The fee increase effective date will be the date on which the new charge becomes effective on your Contract and is the first day of the Contract Year following the date on which the reset occurs. The increased charge is first assessed on the Contract Date Anniversary that follows the fee increase effective date and on all Contract Date Anniversaries thereafter unless a pro-rated charge becomes applicable earlier in the Contract Year. You will not be subject to this charge increase if you opt out of the reset option prior to your Contract Date Anniversary. The charge was not increased for any reset prior to April 1, 2013 under the EFLIC Contract.
We will deduct this charge from your value in the Subaccounts and the Guaranteed Interest Option on a pro rata basis. See “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if deducting this charge from the Guaranteed Interest Option is permitted in your state. If those amounts are insufficient, we will deduct any additional amount required to cover the full amount of the charge from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts).
If the Contract is surrendered or annuitized or a death benefit is paid or the GMIB is terminated on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of the charge for that year.

Please note that you can only exercise the GMIB during the 30 day period following your Contract Date Anniversary. Therefore, if your Account Value is not sufficient to pay this charge and any other fees on your next Contract Date Anniversary, your Contract will be terminated without value and you will not have an opportunity to exercise your GMIB unless the no lapse guarantee provision under your Contract is still in effect. See “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” for more information.
GWBL Charge. If your GMIB converts to the GWBL at age 85, we deduct a charge for the GWBL that is equal to a percentage of your GWBL Benefit Base. This initial percentage is equal to the percentage of your GMIB benefit base that we were deducting as the GMIB charge on the conversion effective date, subject to a guaranteed maximum charge of 1.05%. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL Benefit Base is calculated using your Account Value or GMIB benefit base. See “Guaranteed withdrawal benefit for life (“GWBL”)” in “BENEFITS AVAILABLE UNDER THE CONTRACT”. We deduct this charge annually from your Account Value on each Contract Date Anniversary. This charge is the same for the Single life and Joint life options. If the charge for the GWBL is less than 1.05%, an Annual Ratchet will result in the charge being increased to the maximum charge (i.e., 1.05%). We will permit you to opt out of the Annual Ratchet if the charge would increase. See “Annual Ratchet” under “GWBL” in the “OPTIONAL LIVING BENEFITS” section.
Net Loan Interest Charge. We charge interest on loans under Rollover 403(b) Contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See “Loans under Rollover 403(b) Contracts” in “OTHER BENEFITS” for more information on how the loan interest is calculated and for restrictions that may apply.
How We Deduct These Charges. We will deduct these charges from your value in the Subaccounts and the Guaranteed Interest Option on a pro rata basis. See “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if deducting these charges from the Guaranteed Interest Option is permitted in your state. If those amounts are insufficient, we will deduct any additional amount required to cover the full amount of these charges from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts).
If the Contract is surrendered or annuitized or a death benefit is paid on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of these charges for that year.
Charges for State Premium and Other Applicable Taxes. We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.
Group or Sponsored Arrangements
Certain group or sponsored arrangements may have:

•	A lower Withdrawal Charge (if applicable under your Contract) or Mortality and Expense Risks Charge;

•	Different GMIB, GWBL or GMDB terms;

•	Access to Subaccounts that invest in Fund shares that are not subject to 12b-1 fees; or

•	Different Credit percentages that apply to contributions under Accumulator® PlusSM Contracts.

Group arrangements include those in which a trustee or an employer, for example, allowed EFLIC Contracts to be purchased by individual members of the group. Sponsored arrangements include those in which an employer allowed the sale of EFLIC Contracts to its employees or retirees on an individual basis.
The costs of distribution, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. All of these factors were taken into account when EFLIC Contracts were issued with reduced charges. To qualify for reduced charges, a group or sponsored arrangement must have met certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that were set up solely to buy EFLIC Contracts or that were in existence less than six months at the time the EFLIC Contract was issued did not qualify for reduced charges.

These and any similar reductions were made according to the rules in effect when the EFLIC Contract was approved for issue. These rules may have changed from time to time. If your EFLIC Contract reflects variations as a result of a group or sponsored arrangement, your Contract will include the same variations.
Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (“ERISA”) or both. We make no representations with regard to the impact of these and other applicable laws on such programs.
Other Distribution Arrangements
Certain Contracts may have reduced or eliminated charges when sales of the corresponding EFLIC Contracts were made in a manner that resulted in savings of sales and administrative expenses, such as sales through persons who were compensated by clients for recommending investments and who received no commission or reduced commissions in connection with the sale of the EFLIC Contracts.
Fund Fees and Expenses
Each Fund deducts the following types of fees and expenses:

•	Management fees;

•	12b-1 fees;

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees, and the cost of liability insurance; and

•	Investment-related expenses, such as brokerage commissions.

These fees and charges are deducted from and expenses paid out of the assets of the Funds as described in each Fund’s prospectus. Consequently they are reflected in the daily share price of each Fund. Because shares of each Fund are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Subaccounts and are reflected in their Unit values. Certain Funds available under the Contract in turn invest in shares of other Funds (“Fund of Funds”). The underlying Funds each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Funds.

THE ANNUITY CONTRACT
The Contract is not available for new purchases.
Owner and Annuitant Requirements
In this Prospectus, when we use the terms “Owner” and “joint Owner”, we intend these to be references to the Annuitant and joint Annuitant, respectively, if the Contract has a non-natural Owner. Likewise, if the Contract has a non-natural Owner and the GMIB converts to the GWBL, the terms “Owner” and “successor Owner” are intended to be references to Annuitant and joint Annuitant, respectively.
Under Nonqualified Contracts, the Annuitant can be different from the Owner. A joint Owner may also be named. Only natural persons can be joint Owners. This means that an entity such as a corporation cannot be a joint Owner.
Owners that are not individuals may be required to document their status to avoid 30% Foreign Account Tax Compliance Act (“FATCA”) withholding from U.S.-source income.
We permit joint Annuitants if your EFLIC Contract permitted joint Annuitants (i.e., if you purchased your nonqualified EFLIC Contract through an exchange pursuant to Section 1035 of the Internal Revenue Code). In all cases, the joint Annuitants must be spouses.
Under all IRA and Rollover 403(b) Contracts, the Owner and Annuitant must be the same person. In some cases, an IRA Contract may be held in a custodial individual retirement account for the benefit of the individual Annuitant. See “Inherited IRA Beneficiary Continuation Contract” in “DEATH BENEFITS” for Inherited IRA Owner and Annuitant requirements.

For the spousal continuation feature to apply, the spouses must either be joint Owners, or, for single Owner Contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same sex civil union and domestic partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.
Under Qualified Contracts, the Owner must be a qualified plan trust and the Annuitant must be the plan participant/employee.
Certain benefits under your Contract, as described later in this Prospectus, are based on the age of the Owner. If the Owner of the Contract is not a natural person, these benefits will be based on the age of the Annuitant. You may be permitted under the terms of your Nonqualified Contract to transfer ownership to a family member. In the event that ownership is changed to a family member, the original Owner of the Contract will remain the measuring life for determining Contract benefits. Under Qualified Contracts, all benefits are based on the age of the Annuitant. If the Contract is jointly owned or is issued to a non-natural Owner and the GWBL is not in effect, benefits are based on the age of the older joint Owner or older joint Annuitant, as applicable. There are additional Owner and Annuitant requirements if the GMIB converts to the GWBL at age 85. See “Guaranteed Withdrawal Benefit for Life (“GWBL”)” in “BENEFITS AVAILABLE UNDER THE CONTRACT”.
In general, if the Annuitant dies, the Owner (or older joint Owner, if applicable) will become the Annuitant and the Contract continues in force. If the Contract had joint Annuitants, it will become a single Annuitant Contract.
Beneficiary
The beneficiary is the individual(s) or entity(ies) who receive the death benefit. You designated your beneficiary when you applied for your EFLIC Contract. You may change your beneficiary at any time during your lifetime and while the Contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received by us in Good Order. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.
Under jointly owned Contracts, the surviving Owner is considered the beneficiary, and will take the place of any other beneficiary. Under a Contract with a non-natural Owner that has joint Annuitants, the surviving Annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover 403(b) Contract. In a Qualified Contract, the beneficiary must be the plan trust. Where a Nonqualified Contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA Contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.
Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the form of death benefit payout you specified. You should be aware that:

•
In accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period;

•	We will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law; and

•	A beneficiary or a successor Owner who continues the Contract under one of the available continuation options will have the right to change your annuity payout election.

Considerations for Charitable Remainder Trusts
(This section only applies to Accumulator® and Accumulator® EliteSM Contracts.)
If you purchased the EFLIC Contract to fund a charitable remainder trust and elected either an enhanced death benefit or the GMIB, which you may be able to convert to the GWBL at age 85, you should strongly consider “split-funding”: that is, the trust holds investments in addition to this Contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB and/or the enhanced death benefit base and/or greater than the Guaranteed Annual Withdrawal Amount under GWBL.
Change of Contract Owner
You can transfer ownership of a Nonqualified Contract at any time before annuity payments begin. We will continue to treat you as the Contract Owner until we receive written notification of a change in Good Order.
We may refuse to process a change of ownership of a Nonqualified Contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).
If a GMDB, the GMIB, the EEB, and/or the GWBL (collectively, the “Benefit”) is in effect, generally the Benefit will automatically terminate if you change ownership of the Contract or if you assign the Owner’s right to change the beneficiary or person to whom annuity payments will be made. The Benefit, however, will not terminate if the ownership of the Contract is transferred from a non-natural Owner to an individual but the Contract will continue to be based on the Annuitant’s life. The Benefit will also not terminate if you transfer your individually-owned Contract to a trust held for your (or your and your immediate family’s) benefit; the Benefit will continue to be based on your life. If you were not the Annuitant under the individually-owned Contract, you will become the Annuitant when ownership is changed. A change of ownership may have adverse tax consequences. See “FEDERAL TAX CONSIDERATIONS.” Please speak with your financial professional for further information.
See “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for any state variations with regard to terminating any benefits under your Contract.
You cannot transfer ownership of an IRA, Qualified or Rollover 403(b) Contract except by surrendering the Contract. If your IRA Contract is held in your custodial IRA account, you may only transfer ownership of such an IRA Contract to another custodial IRA or to yourself.
For limited transfers of ownership after the owner’s death see “Beneficiary Continuation Option” (“BCO”) in “DEATH BENEFITS.” You may direct the transfer of the values under your IRA, Qualified or Rollover 403(b) Contract to another similar arrangement under federal income tax rules. In the case of such a transfer that involves a surrender of your Contract, we will impose a Withdrawal Charge, if one applies.
Following a change of ownership, the existing beneficiary designations will remain in effect until the new Owner provides new designations.
Additional Contributions
Except as described below, we do not accept additional contributions to the Contracts, including contributions made through our automatic investment program. Contributions received will be returned to you. This change has no effect on amounts that are already invested in your Contract or on your guaranteed benefits.
We currently accept additional contributions to:

•	Qualified 401(a) and 401(k) Contracts; and

•	All Contracts issued in the states of Florida or Texas, except Tax Sheltered Annuity (403(b)) Contracts.

We require a minimum contribution amount for each type of Contract. Maximum contribution limitations also apply. Our rules may vary by state. Contribution limits are based on the age of the older of the original Contract Owner and Annuitant.

Appendix G - “Rules Regarding Contributions to Your Contract” summarizes our current rules regarding additional contributions to your Contract, which rules are subject to change. Information regarding contributions in this section is for the benefit of Contract Owners currently eligible to continue making contributions to the Contracts.
We will process additional contributions within one Business Day if we receive all information necessary. In certain states we also accept additional contributions by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data.
We will ask about any missing information related to additional contributions. We will allocate each additional contribution proportionally according to the current Subaccount allocation unless you specify otherwise. If a Subaccount is no longer available (including due to a Fund purchase restriction) or requested in error, we will allocate the additional contribution proportionally among the other available Subaccount(s) in your current allocation. For each additional contribution, we will credit the payment designated for a Subaccount of Separate Account EQ at the Unit value next determined after receipt of your contribution and instructions. For Accumulator® PlusSM, Accumulator® EliteSM, and Accumulator® SelectSM Contracts, no more than 25% of any additional contribution can be allocated to the Guaranteed Interest Option. The amount of any additional contribution to be allocated to the Account for Special DCA or the Account for Special Money Market DCA, if available, may not be less than $250.
Once we allocate your contribution to the Subaccounts selected by you, we convert the contribution into Units. We divide the amount of the contribution and Credit, if applicable, allocated to a particular Subaccount by the value of a Unit for the Subaccount to determine the number of Units of the Subaccount to be held in Separate Account EQ with respect to your Contract. The net investment results of each Subaccount vary with its investment performance.
Upon advance notice to you, we may exercise certain rights we have under the Contract regarding contributions, including our rights to change minimum and maximum contribution requirements and limitations.
We currently do not impose any limits on aggregate contributions. We reserve the right, however, to limit aggregate contributions on your Contract made after the first Contract Year to a specified percentage of first-year contributions. If such a limit is imposed it can be reduced or increased at any time upon advance notice to you. Even if we do not impose such a limit, we reserve the right to not accept any contribution if:

•
The aggregate contributions under one or more Contracts with the same Contract Owner or Annuitant would then total more than $1,500,000 ($500,000 for the same Contract Owner or Annuitant who is age 81 and older at Contract issue); or

•	The aggregate contributions under all our annuity contracts with the same Contract Owner or Annuitant would then total more than $2,500,000.

We may impose these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, Subaccount allocations and selling broker-dealer compensation.
If imposed, these and other contribution limitations may not be applicable in your state. Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.”
Allocating Contributions Among the Available Investment Options.
If additional contributions are permitted under your Contract, you may choose to allocate those contributions yourself (i.e., self-directed allocations) or have your additional contributions allocated through one of the available dollar cost averaging programs. If you do not give us instructions on how to allocate any additional contributions or you have not elected a dollar cost averaging program, additional contributions are allocated according to your instructions on file.
Self-Directed Allocations. If you choose self-directed allocation of additional contributions, you may allocate your contributions to one or more, or all, of the Subaccounts, the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts) or the Guaranteed Interest Option (subject to restrictions in certain states; see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for state variations). Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator® PlusSM, Accumulator® EliteSM, and Accumulator® SelectSM Contracts, no more than 25% of any contribution may be allocated to the Guaranteed Interest Option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any Subaccount.
See “Dollar Cost Averaging (“DCA”)” in “OTHER BENEFITS” for information about the available dollar cost averaging programs.

Credits (for Accumulator® PlusSM Contracts only)
A Credit will also be allocated to your Account Value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include Credits in calculating any of your benefit bases under the Contract or guaranteed benefits, except to the extent that any Credits are part of your Account Value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up Benefit Base reset.
The amount of the Credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

First EFLIC Contract Year Total Contribution Breakpoints	Credit Percentage Applied to Contributions
Less than $350,000	4%
$350,000 or more	5%
The Credit percentage is based on your total contributions made in the first EFLIC Contract Year less any withdrawals taken during the first EFLIC Contract Year. This Credit percentage was credited to your initial contribution and each additional contribution made in the first EFLIC Contract Year (after adjustment as described below), as well as those in the second and later Contract Years. The Credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no Credit was applied exceeds the total withdrawals made from the Contract Date.
For example, assume you made an initial contribution of $100,000 to your EFLIC Contract and a $4,000 Credit was added to your Account Value (4% x $100,000). After that, you decide to withdraw $7,000 from your Contract. Later, you make a subsequent contribution of $3,000. You receive no Credit on your $3,000 contribution because it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your Account Value will be credited with $240 [4% x (10,000 + 3,000 – 7,000)].
Although the Credit percentage, as adjusted at the end of the first EFLIC Contract Year, is based upon first EFLIC Contract Year total contributions less withdrawals, the following rules affected the percentage with which contributions made in the first EFLIC Contract Year were credited during the first EFLIC Contract Year:

•
Indication of intent: If you indicated in the application at the time you purchased your EFLIC Contract an intention to make additional contributions to meet one of the breakpoints (the “Expected First Year EFLIC Contract Contribution Amount”) and your initial contribution was at least 50% of the Expected First Year EFLIC Contract Contribution Amount, your Credit percentage was as follows:

○
For any contributions resulting in total contributions to date less than or equal to your Expected First Year EFLIC Contract Contribution Amount, the Credit percentage was the percentage that applied to the Expected First Year EFLIC Contract Contribution Amount based on the table above;

○
For any additional contribution that resulted in your total contributions exceeding your Expected First Year EFLIC Contract Contribution Amount, such that the Credit percentage should have been higher, the Credit percentage applied to that contribution was increased, as well as any prior or additional contributions made in the first Contract Year, accordingly; and

○
If at the end of the first EFLIC Contract Year your total contributions were lower than your Expected First Year EFLIC Contract Contribution Amount such that the Credit applied should have been lower, any excess Credit was recovered. The excess Credit is equal to the difference between the Credit that was actually applied based on your Expected First Year EFLIC Contract Contribution Amount (as applicable) and the Credit that should have been applied based on first year total contributions.

•	If there was no indication at the time you purchased your EFLIC Contract of an intent to make additional contributions in the first year:

○	For your initial contribution (if available in your state) the Credit percentage based upon the above table was applied; and

○
For any additional contribution that resulted in a higher applicable Credit percentage (based on total contributions to date), the Credit percentage applied to that contribution was increased, as well as any prior or additional contributions made in the first Contract Year, accordingly.

The “Indication of intent” approach to first year contributions was not available in all states.

In addition to the recovery of any excess Credit, all or a portion of the Credit may be recovered in the following situations, to the extent permitted under an exemptive order (an “Order”) the Company received from the SEC that allows for recapture of the Credit:

•
If you start receiving annuity payments within three years of making any contribution, the Credit that applies to any contribution made within the prior three years is recovered. Please see “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for information on state variations; and

•
If the Owner (or older joint Owner, if applicable) dies during the one-year period following our receipt of a contribution to which a Credit was applied, the amount of such Credit is recovered. For joint life Contracts, the Credit is only recovered if the second Owner dies within the one-year period following a contribution.

Any Credit is recovered on a pro rata basis from the value in your Subaccounts and Guaranteed Interest Option. If there is insufficient value or no value in the Subaccounts and Guaranteed Interest Option, any additional amount required to recover the full amount of the Credit is withdrawn from the Account for Special Money Market DCA.
It may not always be in your best interest to own an Accumulator® PlusSM Contract because the fees and charges are higher than for other Contract classes and the amount of the Credit may be more than offset by these higher fees and charges. Additionally:

•
Credits may be recaptured upon annuitization and death as described above. Because the exact dollar amount of the Credits is recaptured in these circumstances, you will retain any gains or losses attributable to the investment experience of the recaptured Credits while they were allocated to your Contract;

•	Withdrawals taken during the first EFLIC Contract Year may limit Credits for additional contributions;

•
We may limit or stop accepting contributions, which means that you may no longer receive additional Credits but you will still be subject to the higher fees and charges for the Accumulator® PlusSM Contract; and

•
We do not include Credits in calculating any of your benefit bases under the Contract, except to the extent that any benefit base increases as the result of an increase in your Account Value, which does include Credits.

We do not consider Credits to be contributions for purposes of any discussion in this Prospectus, including those related to Withdrawal Charges (except that Credits are included in your Account Value when calculating the free withdrawal amount. Additionally,  Credits are considered earnings and not part of your investment in the Contract for tax purposes.
We use a portion of the Mortality and Expense Risks Charge and Withdrawal Charge to help recover our cost of providing the Credit. We expect to make a profit from these charges. See “CHARGES AND FEES.” The charge associated with the Credit may, over time, exceed the sum of the Credit and any related earnings. Your actual results will depend on the investment returns on your Contract.
Your Account Value and Cash Value
Your “Account Value” is the total of the values you have in:

•	The Subaccounts;

•	The Guaranteed Interest Option;

•
The Account for Special DCA (applies to Accumulator® and Accumulator® EliteSM Contracts only) and the Account for Special Money Market DCA (applies to Accumulator® PlusSM and Accumulator® SelectSM Contracts only); and

•	The loan reserve account (applies to Rollover 403(b) Contracts only).

Your Contract also has a “Cash Value.” At any time before annuity payments begin, your Contract’s Cash Value is equal to the Account Value, less:

•	The total amount or a pro rata portion of the Annual Administrative Charge, as well as any optional benefit charges;

•	Any applicable Withdrawal Charges (not applicable to Accumulator® SelectSM Contracts); and

•	The amount of any outstanding loan plus accrued interest (applicable to Rollover 403(b) Contracts only).

Please see “Surrendering your Contract to receive its Cash Value” in “WITHDRAWALS.” See “APPENDIX C – HYPOTHETICAL ILLUSTRATIONS” for examples that illustrate the changes in Account Value, Cash Value and the values of the optional benefits for each Contract class.
Your Contract’s Value in the Subaccounts. Each Subaccount invests in shares of a corresponding Fund. Your value in each Subaccount is measured by “Units.” The value of your Units will increase or decrease as though you had invested it in the corresponding Fund’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the Contract.

The Unit value for each Subaccount depends on the investment performance of that option, less daily charges for:

•	Mortality and expense risks;

•	Administrative expenses; and

•	Distribution charges.

On any day, your value in any Subaccount equals the number of Units credited to that option, adjusted for any Units purchased for or deducted from your Contract under that option, multiplied by that day’s value for one Unit. The number of your Contract Units in any Subaccount does not change unless they are:

•	Increased to reflect additional contributions (plus the Credit for Accumulator® PlusSM Contracts);

•	Decreased to reflect a withdrawal (plus Withdrawal Charges if applicable under your Contract);

•	Increased to reflect a transfer into, or decreased to reflect a transfer out of, a Subaccount; or

•	Increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover 403(b) Contract.

In addition, when we deduct the GMDB, GMIB, GWBL  and/or EEB charges, the number of Units credited to your Contract will be reduced. Your Units are also reduced when we deduct the Annual Administrative Charge.
Unit Values. Unit values are determined at the end of each Business Day for each of the Subaccounts. The Unit value for a Subaccount for any Business Day is equal to:

•	The Unit value for the preceding valuation period, multiplied by

•	The net investment factor for that Subaccount for that valuation period (a valuation period is each Business Day together with any preceding non-Business Days).

The net investment factor is a number that reflects certain charges under the Contract and the investment performance of the Subaccount. The net investment factor is calculated for each Subaccount as follows:

(1)	We take the net asset value of the Subaccount at the end of each Business Day;

(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;

(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding Business Day; and

(4)	We then subtract the applicable daily charges from the Subaccount: the Base Contract Expense.

Calculations for the Subaccounts are made on a per Unit basis. Each Subaccount of Separate Account EQ has its own Unit value. The Units values may increase or decrease from day to day according to a net investment factor, which is primarily based on the investment performance of the applicable Fund in which the Subaccount invests. Shares in the Funds are valued at their net asset value.
Your Contract’s value in the Guaranteed Interest Option. Your value in the Guaranteed Interest Option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.
Your Contract’s value in the Account for Special DCA (For Accumulator® and Accumulator® EliteSM Contracts only). Your value in the Account for Special DCA at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the Subaccounts you have selected.
Your Contract’s value in the Account for Special Money Market DCA (Accepts only contributions, if available, and applies to Accumulator® PlusSM and Accumulator® SelectSM Contracts only). Your value in the Account for Special Money Market DCA at any time will equal your contribution allocated to that option, less the sum of all amounts that have been transferred to the Subaccounts you have selected.

Effect of Your Account Value Falling to Zero
Your Account Value will fall to zero and your Contract will terminate without value if your Account Value is insufficient to pay any applicable charges when due. Your Account Value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose your GMIB, GMDB and any other guaranteed benefits, except as discussed below. If your Account Value is low, we strongly urge you to contact your financial professional or us to determine the appropriate course of action prior to your next Contract Date Anniversary. Your options may include making additional contributions, stopping withdrawals, or exercising your GMIB on your next Contract Date Anniversary.
We deduct guaranteed benefit and Annual Administrative Charges from your Account Value on your Contract Date Anniversary. If you elected the GMIB, you can only exercise the benefit during the 30 day period following your Contract Date Anniversary. Therefore, if your Account Value is not sufficient to pay fees on your next Contract Date Anniversary, your Contract will terminate without value and you will not have an opportunity to exercise your GMIB unless the no lapse guarantee provision under your Contract is still in effect.
See “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for any state variations with regard to terminating your Contract.
GMIB No Lapse Guarantee. In certain circumstances, even if your Account Value falls to zero, your GMIB will still have value. Please see “Guaranteed Minimum Income Benefit (“GMIB”)” in “OPTIONAL LIVING BENEFITS” for information on this feature.
GWBL. If your GMIB converts to the GWBL at age 85, and your Account Value falls to zero due to an Excess Withdrawal, we will terminate your Contract, including any minimum death benefit, and you will receive no payment or supplemental contract, even if your GWBL Benefit Base is greater than zero. If, however, your Account Value falls to zero, due to a withdrawal that is not an Excess Withdrawal or due to a deduction of charges, the benefit will still have value. See “GWBL” in “OPTIONAL LIVING BENEFITS.”
Termination of Your Contract
Your Contract, including any guaranteed benefits (except as noted below) you have elected, will terminate for any of the following reasons:

•	You surrender your Contract. See “Surrendering Your Contract to Receive its Cash Value” in “WITHDRAWALS” for more information;

•	You annuitize your Contract. See “Fixed Annuity Payout Options” in “ANNUITY OPTIONS” for more information;

•
Your Contract reaches its Maturity Date, which will never be later than the Contract Date Anniversary following your 95th birthday, at which time the Contract must be annuitized or paid out in a lump sum. See “Annuity Maturity Date” in “ANNUITY OPTIONS”; and

•	Your Account Value is insufficient to pay any applicable charges when due. See “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” section of this Prospectus for more information.

Under certain circumstances, your GWBL and its associated minimum death benefit will continue even if your Contract terminates. See “GWBL” in “OPTIONAL LIVING BENEFITS” for more information.
Available Investment Options
You can allocate your contributions and Account Value to one or more of the available investment options, which include:

•	Subaccounts of the Separate Account (there are restrictions depending on benefit selection);

•	The Guaranteed Interest Option; and

•
The Account for Special DCA (accepts only contributions, if available, and applies to Accumulator® and Accumulator® EliteSM Contracts only) or the Account for Special Money Market DCA (accepts only contributions, if available, and applies to Accumulator® PlusSM and Accumulator® SelectSM Contracts only).

If the GMIB benefit converts to the GWBL at age 85, your investment options will be limited to the Guaranteed Interest Option and the Subaccounts noted at the end of “APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.”

The Subaccounts. Each Subaccount invests in an underlying Fund. For additional information about the Funds see “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.” The Subaccounts include those associated with the Account for Special Money Market DCA, which applies to Accumulator® PlusSM and Accumulator® SelectSM Contracts only.
The Guaranteed Interest Option. The Guaranteed Interest Option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “OTHER INFORMATION.”
We credit interest daily to amounts allocated to the Guaranteed Interest Option. The minimum rate may vary depending on your Contract Date, but it will be shown on the data page for your Contract and will never be less than 1.0%. We set current interest rates periodically, based on our sole discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of Annual Administrative Charges and any Withdrawal Charges (if applicable).
We assign an interest rate to each amount allocated to the Guaranteed Interest Option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts allocated to the Guaranteed Interest Option.
Generally, contributions and transfers into and out of the Guaranteed Interest Option are limited. See “TRANSFERS AMONG YOUR INVESTMENT OPTIONS” for restrictions on transfers to and from the Guaranteed Interest Option.
If you elected a guaranteed benefit that provides a 6% Roll-up, an allocation to the Guaranteed Interest Option will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to Age 85 benefit base rolls up at 3% with respect to amounts allocated to the Guaranteed Interest Rate option. For more information, see “Death Benefit Options” in  “DEATH BENEFITS” and “Calculating Your Roll-up Benefit Base Following a Transfer” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS.”
Account for Special Dollar Cost Averaging (“DCA”). (This section only applies to Accumulator® and Accumulator® EliteSM Contracts.) The Account for Special DCA is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the Account for Special DCA every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.
We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. The rate will never be less than the lifetime minimum rate for the Guaranteed Interest Option. See “Allocating Contributions Among the Available Investment Options” in “THE ANNUITY CONTRACT” for rules and restrictions that apply to the Account for Special DCA.

TRANSFERS AMONG YOUR INVESTMENT OPTIONS
At any time before the date annuity payments are to begin, you can transfer some or all of your Account Value among the investment options, subject to the following:

•
You may not transfer any amount to the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts only) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts only); and

•
For Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM Contracts, a transfer into the Guaranteed Interest Option will not be permitted if such transfer would result in more than 25% of the Account Value being allocated to the Guaranteed Interest Option, based on the Account Value as of the previous Business Day.

Some states may have additional transfer restrictions. Please see “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.”
In addition, we reserve the right to restrict transfers into and among Subaccounts, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the “Limits on Frequent or Disruptive Transfers.”
We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.

The maximum amount that may be transferred from the Guaranteed Interest Option to any investment option (including amounts transferred pursuant to the Fixed-Dollar DCA and Interest Sweep DCA programs in any Contract Year is the greatest of:

•	25% of the amount you have in the Guaranteed Interest Option on the last day of the prior Contract Year;

•	The total of all amounts transferred at your request from the Guaranteed Interest Option to any of the investment options in the prior Contract Year; or

•	25% of amounts transferred or allocated to the Guaranteed Interest Option during the current Contract Year.

From time to time, we may remove the restrictions regarding transfers out of the Guaranteed Interest Option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the Guaranteed Interest Option would cause a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current Contract Year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent Contract Years.
You may request a transfer in writing (using our specific form) through the Venerable client portal. You must send in all written transfer requests on the specific form we provide directly to us. We will confirm all transfers in writing.
Dollar Cost Averaging (“DCA”)
We offer a variety of DCA programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the Subaccounts will cause you to purchase more Units if the Unit value is low and fewer Units if the Unit value is high. Therefore, you may get a lower average cost per Unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the Guaranteed Interest Option through a DCA program. See “OTHER BENEFITS” for more information about our DCA programs.
Automatic Rebalancing
We currently offer two automatic rebalancing programs that you can use to reallocate your Account Value among your investment options. Under Option I you can rebalance your Account Value among the Subaccounts. Under Option II you can rebalance among the Subaccounts and the Guaranteed Interest Option. See “OTHER BENEFITS” for more information about our automatic rebalancing programs.
Limits on Frequent or Disruptive Transfers
The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a Fund and raise its expenses through:

•	Increased trading and transaction costs;

•	Forced and unplanned portfolio turnover;

•	Lost opportunity costs; and

•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:

•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying Fund may limit or restrict Fund purchases and we will implement any limitation or restriction on transfers to an underlying Fund as directed by that underlying Fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.
Excessive Trading Policy. We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through our products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if Fund transfer and reallocation activity:

•	Meets or exceeds our current definition of Excessive Trading, as defined below; or

•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

•
More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round-trip”). This means two or more round-trips involving the same Fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same Fund within a twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:

•	Purchases or sales of shares related to non-Fund transfers (for example, new contributions, withdrawals and loans, if available);

•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;

•	Purchases and sales of Fund shares in the amount of $5,000 or less;

•	Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and

•	Transactions initiated by us or a Fund.

If we determine that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, we will send them a letter warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.
If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all Fund transfers or reallocations, not just those which involve the Fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated our Excessive Trading Policy.
Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the Fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.
We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.
We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract Owners and Fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Fund.
Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, Fund performance and management may be adversely affected, as noted above.
Limits Imposed by the Funds. Each underlying Fund available through the variable insurance and retirement products offered by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund. We reserve the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding Fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions we receive from the Fund.
Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract. Contract Owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and our implementation of our Excessive Trading Policy. Under these agreements, we are required to share information regarding Contract Owner transactions, including but not limited to information regarding Fund transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.
As a result of this information sharing, a Fund company may direct us to restrict a Contract Owner’s transactions if the Fund determines that the Contract Owner has violated the Fund’s excessive/frequent trading policy. This could include the Fund directing us to reject any allocations of premium or Contract value to the Fund or all Funds within the Fund family.
Calculating Your Roll-up Benefit Base Following a Transfer
A lower Roll-up rate applies with respect to the Subaccount that invests in EQ/Money Market Portfolio (except amounts allocated to the Account for Special Money Market DCA, if available), the Guaranteed Interest Option and the loan reserve account under Rollover 403(b) Contracts (the “Lower Roll-up Rate Options”) for the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit AND for the GMIB. The higher Roll-up rate applies with respect to all other investment options, including all other Subaccounts and amounts in the Account for Special DCA (if available) (the “Higher Roll-up Rate Options”). If you choose to invest in the Lower Roll-up Rate Options, you will still be subject to the same charge for the benefit that you would be subject to if you invested exclusively in the Higher Roll-up Rate Options despite receiving a lower Roll-up rate for your investment in the Lower Roll-up Rate Options.
Your Roll-up Benefit Base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at the higher Roll-up rate and the other portion that is rolling up at the lower Roll-up rate of 3%. If you transfer Account Value from a Higher Roll-up Rate Option to a Lower Roll-up Rate Option, all or a portion of your benefit base will transfer from the higher Roll-up rate benefit base segment to the lower Roll-up rate benefit base segment. Similarly, if you transfer Account Value from a Lower Roll-up Rate Option to a Higher Roll-up Rate Option, all or a portion of your benefit base will transfer from the lower Roll-up rate benefit base segment to the higher Roll-up rate benefit base segment. To determine how much to transfer from one Roll-up Benefit Base segment to the other Roll-up Benefit Base segment, we use a pro rata calculation.

This means that we calculate the percentage of current Account Value in a Higher Roll-up Rate Option that is being transferred to a Lower Roll-up Rate Option (or vice versa) and transfer the same percentage of the Roll-up Benefit Base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up Benefit Base segments is generally not the same as the dollar amount of the Account Value transferred. See “Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit” in “DEATH BENEFITS” for more information.
For example:

•
If your Account Value is $30,000 and has always been invested in a Higher Roll-up Rate Option, and your benefit base is $40,000 and is all rolling up at 6%, and you transfer 50% of your Account Value ($15,000) to the EQ/Money Market Subaccount (a Lower Roll-up Rate Option), then we will transfer 50% of your benefit base ($20,000) from the 6% Roll-up rate benefit base segment to the 3% Roll-up rate benefit base segment. Therefore, immediately after the transfer $20,000 will roll-up at 6% and $20,000 will roll-up at 3%. In this example, the amount of your benefit base rolling up at 3% is more than the dollar amount of your transfer to a Lower Roll-up Rate Option; and

•
If your Account Value is $40,000 and has always been invested in a Lower Roll-up Rate Option, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your Account Value ($20,000) to a Higher Roll-up Rate Option, then we will transfer 50% of your benefit base ($15,000) from the 3% Roll-up rate benefit base segment to the 6% Roll-up rate benefit base segment. Therefore, immediately after the transfer $15,000 will roll-up at 6% and $15,000 will roll-up at 3%. In this example, the amount of your benefit base rolling up at 6% is less than the dollar amount of your transfer to a Higher Roll-up Rate Option.

If you request withdrawals using our Dollar-for-Dollar Withdrawal Service and indicate you want to preserve your Roll-up Benefit Base, the service will automatically account for any differing Roll-up rates among your investment options. See “Dollar-for-Dollar Withdrawal Service” in “OTHER BENEFITS.” Whether you request withdrawals through our Dollar-for-Dollar Withdrawal Service or without using that service, you should consider the impact of any withdrawals on your benefit bases. See “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”

WITHDRAWALS
You have several ways to withdraw your Account Value before annuity payments begin. The table below shows the methods available under each type of Contract. More information follows the table.
All withdrawals reduce your Account Value on a dollar for dollar basis and may be subject to Withdrawal Charges and have tax consequences, including possible tax penalties. The impact of withdrawals on your guaranteed benefits is described in “‘How Withdrawals Affect Your GMIB and GMDB’’ in  “WITHDRAWALS.” Withdrawals can potentially cause your Contract to terminate, as described in “Effect of Your Account Value Falling to Zero’’ in “THE ANNUITY CONTRACT” section of this Prospectus.
Method of Withdrawal

Contract Type	Partial	Automatic Payment Plans (GWBL Only)	Systematic	Pre-age 59½ Substantially Equal	Lifetime Required Minimum Distribution
Nonqualified	Yes	Yes	Yes	No	No
Rollover IRA	Yes	Yes	Yes	Yes	Yes
Flexible Premium IRA	Yes	Yes	Yes	Yes	Yes
Roth Conversion IRA	Yes	Yes	Yes	Yes	No
Flexible Premium Roth IRA	Yes	Yes	Yes	Yes	No
Inherited IRA	Yes	No	No	No	*
Qualified**	Yes	Yes	No	No	No
Rollover 403(b)***	Yes	Yes	Yes	No	Yes
*	The Contract pays out post-death required minimum distributions. See “Beneficiary Continuation Option (“BCO”)” in “DEATH BENEFITS.”
**	All payments are made to the plan trust as the Owner of the Contract.
***	Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your 403(b) Contract may be limited.
All requests for withdrawals must be made on a specific form that we provide.
Partial Withdrawals (All Contracts)
You may take partial withdrawals from your Account Value at any time. (Rollover 403(b) Contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.
For all Contracts except Accumulator® SelectSM, partial withdrawals may be subject to a Withdrawal Charge if they exceed the 10% free withdrawal amount, and also, in general, for amounts exceeding 6% of the GMIB Roll-up Benefit Base at the beginning of the Contract Year for Contracts with the GMIB, and for amounts that exceed the greater of the Guaranteed Annual Withdrawal Amount or the free withdrawal amount for Contracts with the GWBL in effect. For more information about when Withdrawal Charges may be waived or not apply, see “10% Free Withdrawal Amount”, “Certain Withdrawals”, and “Disability, Terminal Illness, or Confinement to a Nursing Home” in “CHARGES AND FEES.” Under Rollover 403(b) Contracts, if a loan is outstanding, you may only take partial withdrawals as long as the Cash Value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.
Any request for a partial withdrawal that results in an Excess Withdrawal under the GWBL will terminate your participation in the Maximum Payment Plan or Customized Payment Plan, each described in  “OTHER BENEFITS.”

Automatic Withdrawal Programs
You may take automatic withdrawals under various automatic withdrawal programs we offer.

•	Automatic Payment Plans: Withdrawals of your Guaranteed Annual Withdrawal Amount under the GWBL in scheduled payments.

•	Systematic Withdrawals: Withdrawals of a specified dollar amount or percentage of your Account Value on a monthly, quarterly or annual basis.

•
Substantially Equal Withdrawals (before age 59½): Distributions of your Account Value calculated using one of the IRS-approved methods to avoid triggering the 10% additional federal income tax that would normally apply to distributions made before age 59½ under federal income tax rules.

•	Lifetime Required Minimum Distribution Withdrawals: Distributions of your Account Value calculated to help you meet lifetime required minimum distributions under federal income tax rules.

•
Dollar-for-Dollar Withdrawal Service: You may elect to have withdrawals from your Account Value calculated to preserve the benefit base of your guaranteed benefits by either (i) preserving the Roll-up Benefit Base or (ii) avoiding a pro rata reduction of the guaranteed benefit base.

See “OTHER BENEFITS” for more information about the automatic withdrawal programs available under the Contracts.
How Withdrawals are Taken from Your Account Value
Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your Account Value in the Subaccounts and the Guaranteed Interest Option. If there is insufficient value or no value in the Subaccounts and the Guaranteed Interest Option, any additional amount required to cover the full amount of the withdrawal will be withdrawn from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts).
You may choose to have your Customized Payment Plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific Subaccounts and/or the Guaranteed Interest Option. If you choose specific Subaccounts and/or the Guaranteed Interest Option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the Business Day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the Business Day you initially elected.
How Withdrawals Affect Your GMIB and GMDB
In general, withdrawals (including RMDs) will reduce your GMIB and/or GMDB benefit base on a pro rata basis, unless such withdrawals do not exceed the Roll-up percentage of a Roll-up Benefit Base in a Contract Year (as described below). The Annual Ratchet to Age 85 benefit base will always be reduced on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current Account Value that is being withdrawn and we reduce your current benefit base by the same percentage. For example, if your Account Value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Account Value. If your benefit base was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 ×  .40) and your new benefit base after the withdrawal would be $24,000 ($40,000 – $16,000).
If your Account Value is greater than your benefit base, a withdrawal will result in a reduction of your benefit base that will be less than the withdrawal. For example, if your Account Value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Account Value. If your benefit base was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 ×  .40) and your new benefit base after the withdrawal would be $12,000 ($20,000 – $8,000).
For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable Withdrawal Charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable Withdrawal Charge deducted from your Account Value. For more information on the calculation of the charge, see “Withdrawal Charge” in “CHARGES AND FEES.” Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.

With respect to the GMIB and the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit, withdrawals (including any applicable Withdrawal Charges) will reduce each of these benefits’ benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a Contract Year does not exceed 6% of the 6% Roll-up Benefit Base on the Contract Date or the most recent Contract Date Anniversary, if later. For this purpose, in the first Contract Year, all contributions received in the first 90 days after the Contract Date will be considered to have been received on the first day of the Contract Year. In subsequent Contract Years, additional contributions made during a Contract Year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that Contract Year. Once a withdrawal is taken that causes the sum of withdrawals in a Contract Year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same Contract Year will reduce the benefit base pro rata. Withdrawals always reduce the Annual Ratchet DB on a pro rata basis. Reduction on a dollar-for-dollar basis means that your GMIB Roll-up Benefit Base will be reduced by the dollar amount of the withdrawal for each guaranteed benefit.
If you elected a guaranteed benefit that provides a 6% Roll-up, all or a portion of your Roll-up to Age 85 benefit base may be rolling up at 3% if all or a portion of your Account Value is currently allocated to one or more investment options to which a 3% Roll-up rate applies. For more information about those investment options and the impact of transfer among investment options on your Roll-up to Age 85 benefit base, see “Death Benefit Options” in “DEATH BENEFITS” and “Calculating Your Roll-up Benefit Base Following a Transfer” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS.”
Preserving Your Roll-up Benefit Base. If you are interested in withdrawals that preserve the Roll-up to Age 85 benefit base as of the last Contract Date Anniversary or the withdrawal transaction date, or withdrawals that are equal to the full amount of the available dollar-for-dollar withdrawal, you should use our Dollar-for-Dollar Withdrawal Service. See “Dollar-for-Dollar Withdrawal Service” in “OTHER BENEFITS.” The service adjusts for various factors in the calculation of a withdrawal, including the fact that the Roll-up rate is applied on a daily basis (which means that if a withdrawal is taken on any day prior to the last day of the Contract Year, the Roll-up rate will be applied going forward from the day of the withdrawal to a reduced benefit base) and the fact that the 3% Roll-up rate may apply to all or a portion of the benefit base. If you do not use the Dollar-for-Dollar Withdrawal Service, you may reduce your benefits more than you intend.
Withdrawals after Age 85. If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. As a result, if you have a GMDB based on a Roll-up to Age 85 benefit base:

•	You can no longer take withdrawals and preserve the benefit base;

•	You should stop taking withdrawals if you wish to maintain the value of the benefit;

•
If you want to continue taking withdrawals, you can ensure that those withdrawals will reduce your benefit base on a dollar-for-dollar basis rather than pro rata basis by enrolling in the full dollar-for-dollar withdrawal service. Please note, however, that even dollar-for-dollar withdrawals can significantly reduce your Roll-up Benefit Base. See “Dollar-for-Dollar Withdrawal Service” in “OTHER BENEFITS”; and

•
The maximum amount you are able to withdraw each year without triggering a pro rata reduction in your benefit base will decrease. If you do not enroll in the full dollar-for-dollar withdrawal service and want to ensure that your withdrawals reduce your benefit base on a dollar-for-dollar basis, you should make sure that the sum of your withdrawals in a Contract Year is equal to or less than the value of the applicable Roll-up rate times your benefit base on your most recent Contract Date Anniversary.

If you have the Annual Ratchet DB, the Annual Ratchet to Age 85 benefit base is always reduced pro rata by withdrawals, regardless of your age. However, like the Roll-up Benefit Base, the Annual Ratchet to Age 85 benefit base will no longer be eligible to increase. It will be permanently reduced by all withdrawals.
Low Account Value. Due to withdrawals and/or poor market performance, your Account Value could become insufficient to pay any applicable charges when due. This will cause your Contract to terminate and could cause you to lose your GMIB and any other guaranteed benefits. Please see “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” section of this Prospectus for more information.
If your GMIB converts to the GWBL at age 85, any subsequent withdrawals from your Contract will reduce your GMDB benefit base on a pro rata basis.

How Withdrawals Affect Your GWBL
Your GWBL Benefit Base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a Contract Year to exceed the Guaranteed Annual Withdrawal Amount. Withdrawals that exceed the Guaranteed Annual Withdrawal Amount, however, can significantly reduce your GWBL Benefit Base and Guaranteed Annual Withdrawal Amount, or terminate your Contract and all its benefits without value. For more information, see “GWBL” in “OPTIONAL LIVING BENEFITS.”
For purposes of calculating your GWBL Benefit Base, the amount of the Excess Withdrawal will include the withdrawal amount paid to you and the amount of the Withdrawal Charge deducted from your Account Value, if any. For more information on calculation of the charge, see “GWBL” in “OPTIONAL LIVING BENEFITS.” Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.
Withdrawals Treated as Surrenders. If you request to withdraw more than 90% of your Contract’s current Cash Value and the remaining amount would be less than $2,500, we may treat it as a request to surrender the Contract for its Cash Value unless the GMIB no lapse guarantee is in effect. See “Surrendering Your Contract to Receive Its Cash Value” below and “GMIB ‘No Lapse Guarantee.’” under “OPTIONAL LIVING BENEFITS.” For the tax consequences of withdrawals, see “FEDERAL TAX CONSIDERATIONS.”
Special Rules for the GWBL. If you request to withdraw more than 90% of your Contract’s current Cash Value and the remaining amount would be less than $2,500, we may treat it as a request to surrender the Contract for its Cash Value only to the extent it is an Excess Withdrawal. In other words, if you take an Excess Withdrawal that equals more than 90% of your Cash Value and the remaining amount would be less than $2,500, we may treat your request as a surrender of your Contract even if your GWBL Benefit Base is greater than zero. Please also see “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” section of this prospectus for more information. Please also see “GWBL” in ”OPTIONAL LIVING BENEFITS” for more information on how withdrawals affect your guaranteed benefits and could potentially cause your Contract to terminate.
Surrendering Your Contract to Receive Its Cash Value
You may surrender your Contract to receive its Cash Value at any time while an Owner is living (or for Contracts with non-natural Owners, while the Annuitant is living) and before you begin to receive annuity payments. (Rollover 403(b) Contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your Contract. We will determine your Cash Value on the date we receive the required information.
All benefits under the Contract will terminate as of the date we receive the required information, including the GWBL (if applicable), if your Cash Value is greater than your Guaranteed Annual Withdrawal Amount remaining that year. If your Cash Value is not greater than your Guaranteed Annual Withdrawal Amount remaining that year, then you will receive a supplemental contract. For more information, please see “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” and “Guaranteed Withdrawal Benefit for Life (“GWBL”)” in “OPTIONAL LIVING BENEFITS.”
You may receive your Cash Value in a single sum payment or apply it to one or more of the annuity payout options. See “Fixed Annuity Payout Options” below. For the tax consequences of surrenders, see “FEDERAL TAX CONSIDERATIONS.”
When to expect payments. Generally, we will fulfill requests for payments out of the Subaccounts within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any Withdrawal Charge, if applicable) and, upon surrender, payment of the Cash Value. We may postpone such payments or applying proceeds for any period during which:

•	The New York Stock Exchange is closed or restricts trading;

•	The SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a Subaccount’s assets is not reasonably practicable, or

•	The SEC, by order, permits us to defer payment to protect people remaining in the Subaccounts.

We can defer payment of any portion of your value in the Guaranteed Interest Option and the Account for Special DCA (other than for death benefits) for up to six months while you are living. Please note that the Account for Special DCA is available to Accumulator® and Accumulator® EliteSM Contract Owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery at your expense.
Signature guarantee
As a protection against fraud, we may require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Disbursements, including but not limited to partial withdrawals, surrenders, transfers and exchanges, over $250,000;

•	Any disbursement requested within 30 days of an address change;

•
Any disbursement when we do not have an originating or guaranteed signature on file or where we question a signature or perceive any inconsistency between the signature on file and the signature on the request; or

•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at the number listed in this Prospectus.
You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions that participate in a Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, brokerage firm or credit union with which you do business. A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee.

ANNUITY OPTIONS
The following description assumes annuitization of your entire Contract. For partial annuitization, see “Partial Annuitization” below.
Deferred annuity contracts provide for conversion to annuity payout status at or before the Contract’s “Maturity Date.” This is called “annuitization” and the date that the Contract is annuitized is called the “annuity starting date.” You must annuitize by your annuity Maturity Date, as discussed later in this section. When your Contract is annuitized, your Contract and all its benefits, including any enhanced death benefit and any other guaranteed benefits, will terminate. Your Contract will be converted to a supplemental annuity payout contract (“annuity payout option”) that provides periodic payments as described in this section. In general, the periodic payment amount is determined by the Account Value or Cash Value of your Contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have the GMIB, you may exercise your benefit in accordance with its terms, provided that your Account Value is greater than zero on the exercise date. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout option is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.
Your Contract guarantees that upon annuitization, your Account Value will be applied to a guaranteed annuity purchase factor for a fixed annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth Contract Date Anniversary and at not less than five year intervals after the first change. (Please see your Contract and SAI for more information.) In addition, you may apply your Account Value or Cash Value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. We may offer other annuity payout options not outlined here. Your financial professional can provide details. Please see “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for variations that may apply in your state.
You can choose from among the fixed annuity payout options listed below. Restrictions may apply, depending on the type of Contract you own or the Owner’s and Annuitant’s ages at Contract issue. Other than Life Annuity with Period Certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GMIB, your choice of annuity payout options are those that are available under the GMIB (see “Guaranteed Minimum Income Benefit (“GMIB”)” in “OPTIONAL LIVING BENEFITS”). If the GWBL is in effect and you choose to annuitize your Contract before the Maturity Date, the GWBL will terminate without value even if your GWBL Benefit Base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See “Guaranteed Withdrawal Benefit for Life (“GWBL”)” in “OPTIONAL LIVING BENEFITS” for further information.

Fixed Annuity Payout Options
The following fixed annuity payout options are currently available:

•	Life Only Annuity

•	Life Annuity with Period Certain

•	Life Annuity with Refund Certain

Life Only Annuity. An annuity payout option that guarantees payments for the rest of the Annuitant’s life. Payments end with the last monthly payment before the Annuitant’s death. Because there is no continuation of benefits following the Annuitant’s death with this annuity payout option, it provides the highest monthly payment of any of the three listed annuity payout options, so long as the Annuitant is living. It is possible that the Life Only Annuity option could result in only one payment if the Annuitant dies immediately after the first payment.
Life Annuity with Period Certain: An annuity payout option that guarantees payments for the rest of the Annuitant’s life. If the Annuitant dies before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the Annuitant’s life expectancy. A Life Annuity with Period Certain is the form of annuity under the Contract that you will receive if you do not elect a different annuity payout option. In this case, the period certain will be based on the Annuitant’s age and will not exceed 10 years.
Life Annuity with Refund Certain: An annuity payout option that guarantees payments for the rest of the Annuitant’s life. If the Annuitant dies before the sum of payments equals the original Account Value applied to this option, the balance of such value will be paid to the beneficiary.
The Life Only Annuity, Life Annuity with Period Certain, and Life Annuity with Refund Certain annuity payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the Annuitant’s life, and after the Annuitant’s death, payments continue to the survivor. We may offer other annuity payout options, including non-life contingent annuity payout options, not outlined here. Your financial professional can provide you with details.
We guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your Contract or on our then current annuity purchase factors, whichever is more favorable for you.
Partial Annuitization
Partial annuitization of a Nonqualified deferred annuity Contract’s Cash Value is permitted.
You may choose from the annuity payout options described above. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for the GMIB under a Contract. For purposes of this Contract we will affect any partial annuitization as a withdrawal applied to an annuity payout option. See “How Withdrawals are Taken from Your Account Value” and also the discussion of “Partial Annuitization” in “FEDERAL TAX CONSIDERATIONS” for more information.
The Amount Applied to an Annuity Payout Option.
The amount applied to an annuity payout option varies depending on the annuity payout option that you choose and the timing of your purchase as it relates to any Withdrawal Charges that may apply under your Contract. Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.
We use the Account Value if you select a Life Only Annuity, Life Annuity with Period Certain or Life Annuity with Refund Certain. If we are offering non-life contingent annuity payout options, we use the Cash Value if you select one of these annuity payout options as any applicable Withdrawal Charge will apply.
Selecting an Annuity Payout Option
When you select an annuity payout option, we will issue you a separate supplemental contract confirming your right to receive annuity payments. We may require you to return your Contract before annuity payments begin. The Contract Owner and Annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from your Contract Date (for Accumulator®, Accumulator® EliteSM, or Accumulator® SelectSM Contracts) or not earlier than five years from your Contract Date (for Accumulator® PlusSM Contracts; in a limited number of jurisdictions this requirement may be more or less than five years). Please see “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity Maturity Date described below.
For Accumulator® PlusSM Contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the Credit that applies to any contribution made within the prior three years to the extent permitted under the Order the Company received from the SEC that allows for recapture of the Credit. Please see  “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for information on state variations.
The amount of the annuity payments will depend on the amount applied to the annuity payout option and the applicable annuity purchase factors, discussed above. The amount of each annuity payment will be less with a greater frequency of payments or with a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.
If, at the time you elect an annuity payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the Account Value in a single sum rather than as payments under the annuity payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.
You will not be able to make withdrawals or change annuity payout options once your Contract is annuitized.
Annuity Maturity Date
Your Contract has a Maturity Date by which you must either take a lump sum payment or select an annuity payout option. The Maturity Date is based on the age of the original Annuitant at Contract issue and cannot be changed other than in conformance with applicable law even if you name a new Annuitant. For Contracts with joint Annuitants, the maturity age is based on the older Annuitant. The Maturity Date is generally the Contract Date Anniversary that follows the Annuitant’s 95th birthday. We will send a notice with the Contract statement prior to the Maturity Date. If you do not respond to the notice within the 30 days following the Maturity Date, your Contract will be annuitized automatically under a Life Annuity with Period Certain annuity payout option. The period certain over which payments will be made may vary by age. Please note that the aggregate payments you would receive from this form of annuity payout option during the period certain may be less than the lump sum payment you would receive by surrendering your Contract immediately prior to annuitization.
On the annuity Maturity Date, other than the GWBL and its associated minimum death benefit (as discussed below), any GMDB and any other guaranteed benefits will terminate, and will not be carried over to your annuity payout contract.
If you elect the GWBL and your Contract has not been annuitized by the Maturity Date, your annuitization options are limited to the annuity Payout Options described below.
GWBL
If the GWBL is in effect under your Contract and your Contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.
You may be eligible to elect an alternate GWBL Maturity Date Benefit. If you are eligible and elect this option, beginning on the Maturity Date you will receive periodic payments equal to the higher of (1) the Guaranteed Annual Withdrawal Amount; and (2) the amount that you would have received if the Account Value had been applied to a life annuity without a period certain (or joint life annuity for joint GWBL), using the greater of (a) the guaranteed annuity rates specified in your Contract, or (b) the applicable current individual annuity rates as of the Contract Date Anniversary.

The resulting periodic payments are distributed while the Owner (and if applicable, while any joint Owner or successor Owner) is living. Each GWBL Maturity Date payment will reduce the minimum death benefit on a pro rata basis. When the alternative GWBL Maturity Date Benefit payments begin, you will not be permitted to make any additional withdrawals unless requested to meet lifetime required minimum distributions under federal income tax rules. You may, however, surrender the Contract at any time to receive the Contract’s remaining Cash Value.
As described in “Benefits Available Under the Contracts” under “GWBL,” if the Guaranteed Annual Withdrawal Amount is the higher amount, these payments will have the potential to increase with favorable investment performance if an Annual Ratchet occurs. Any remaining GMDB value will be transferred to the annuity payout contract as your “minimum death benefit.” If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase. The minimum death benefit will be reduced on a pro rata basis by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.
Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for variations that may apply in your state.

BENEFITS AVAILABLE UNDER THE CONTRACTS
The following tables summarize important information about the benefits available under the Contract.
Death Benefits
The following death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge
  Benefit differs based on the Owner’s age on Contract Date.
  Benefit terminates if the Owner received and accepted an offer to terminate an optional guaranteed death or income benefit.
  Withdrawals could significantly reduce or terminate benefit.

Annual Ratchet to Age 85
A GMDB that provides a death benefit equal to the greater of (i) total contributions adjusted for withdrawals (including any associated Withdrawal Charges); and (ii) the highest Account Value on any Contract Date Anniversary up to the Contract Date Anniversary following the Owner’s 85th birthday (plus any subsequent contributions).
		Optional	0.25% of the benefit base
  Not available for new elections.
  Age restrictions applied.
  Withdrawals could significantly reduce or terminate benefit.
  Credits under Accumulator® PlusSM Contracts are excluded from the calculation of the benefit base except to the extent the benefit base reflects increases in Account Value.

Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85
A GMDB that provides a death benefit equal to the greater of (i) the Annual Ratchet to Age 85 death benefit (described above); and (ii) total contributions adjusted for withdrawals (including any associated Withdrawal Charges) plus a roll-up amount that accrues daily.
		Optional	0.95% of the benefit base	0.80% of the benefit base
  Not available for new elections.
  Age restrictions applied.
  Withdrawals could significantly reduce or terminate benefit.
  Only available with the GMIB.
  Credits under Accumulator® PlusSM Contracts are excluded from the calculation of the benefit base except to the extent the benefit base reflects increases in Account Value.

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Earnings Enhancement Benefit	Provides an additional death benefit equal to a percentage of the greater of (i) the Account Value less total net contributions; and (ii) the applicable death benefit less total net contributions.	Optional	0.35% of Account Value		Not available for new elections. Benefit differs based on the Owner’s age on the Contract Date. Withdrawals could significantly reduce or terminate benefit.
Return of Account Value	Provides a death benefit equal to your Account Value.	Optional	No Additional Charge
  Available only to Owners who received and accepted an offer to terminate an optional guaranteed death or income benefit
  If an offer is accepted, all other death benefits terminate, including the Standard Death Benefit.

Living Benefits
The following living benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Guaranteed Minimum Income Benefit (”GMIB”)	Guarantees a minimum amount of fixed income under a life annuity fixed payout option or a life with a period certain annuity payout option.	Optional	1.05% of the benefit base	0.80% of the benefit base
  Not available for new elections.
  Age restrictions applied.
  Credits under Accumulator® PlusSM Contracts are excluded from the calculation of the benefit base except to the extent the benefit base reflects increases in Account Value.

Guaranteed Withdrawal Benefit for Life (“GWBL”)	Guarantees withdrawals up to a maximum amount per year to provide lifetime retirement income for the Owner.	Optional	1.05% of the benefit base	0.80% of the benefit base
  Only available from conversion of GMIB on Contract Date. Anniversary following age 85
  Excess Withdrawals could significantly reduce or terminate benefit.
  Must elect within 30 days after the Contract Date Anniversary following age 85.
  Subject to restrictions on investment options.
  Credits under Accumulator® PlusSM Contracts are excluded from the calculation of the benefit base except to the extent the benefit base reflects increases in Account Value.

Other Benefits
These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Dollar Cost Averaging (General DCA, Account for Special DCA, Account for Special Money Market DCA, Fixed-Dollar DCA, and Interest Sweep DCA)	Allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select.	Standard	No Charge		Not generally available with Rebalancing. Some DCA programs are restricted to certain Contract classes. Account for Special DCA is not available if the GWBL is in effect.
Automatic Rebalancing (Option 1 allows rebalancing among the Subaccounts; Option 2 allows rebalancing among the Subaccounts and the Guaranteed Interest Option)	Allows you to periodically reallocate your Account Value among your investment options to maintain your desired investment mix.	Standard	No Charge		Not generally available with DCA. Subject to restrictions on investment options.
Automatic Withdrawals (Automatic Payment Plans, Systematic Withdrawals, Substantially Equal Withdrawals, Dollar for Dollar Withdrawals, and Lifetime Required Minimum Distribution (“RMD”) Withdrawals)	Allow you to take withdrawals of a specific amount on a monthly, quarterly, semi-annual or annual basis.	Standard	No Charge
  Withdrawal Charges and income taxes, including a 10% additional tax before age 59½, may apply to amounts withdrawn.
  Some automatic withdrawal programs are restricted to certain types of Qualified Contracts.
  Automatic withdrawals may not be available with other optional benefits.

Loans	Allows you to take a loan from your Account Value.	Standard	2.00% of the loan reserve account*
  Only available under Rollover 403(b) Contracts with employer or plan approval.
  Not available with automatic RMD service.
  Subject to minimum and maximum restrictions.
  Not permitted if the GWBL is in effect.

*	The interest charge is the difference between the rate of interest we charge you for a loan and the rate of interest we credit the amount in your loan reserve account. In no event will the net loan interest charge exceed 2.00%.

See “APPENDIX C – HYPOTHETICAL ILLUSTRATIONS” for examples that illustrate the changes in Account Value, Cash Value, and the values of the optional benefits for each Contract class.

DEATH BENEFITS
Death Benefit Options
The Contract has a Standard Death Benefit and the following optional enhanced death benefits that were available for election when you applied for the EFLIC Contract:

•	Annual Ratchet DB;

•	Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Death Benefit; and

•	Earnings Enhancement Benefit.

If you did not elect one of the optional enhanced death benefits at the time of application for the EFLIC Contract, your Contract was issued with a death benefit equal to the greater of your Account Value or the Standard Death Benefit, each determined as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and information and forms necessary to effect payment.
If you received and accepted an offer to terminate a guaranteed benefit, your previous death benefit was replaced with the Return of Account Value death benefit. Not all death benefit options were available at all Contract Date ages or with all of the living benefit riders. Additionally, not all death benefit options were available in every state. Your death benefit under the Contract is the same as your death benefit under the EFLIC Contract.  The death benefit option applicable to your Contract cannot be changed. See your Contract for the death benefit option applicable to you.
Standard Death Benefit.
There is no additional charge for this death benefit. The Standard Death Benefit equals:

•	Your total contributions, adjusted for any withdrawals (and any associated Withdrawal Charges, if applicable under your Contract).

For Owners (or older joint Owners, if applicable) ages 76 through 85 on the Contract Date (ages 76 through 80 for Accumulator® PlusSM Contracts) the Standard Death Benefit is the only death benefit available and it is equal to your total contributions, adjusted for any withdrawals (and any associated Withdrawal Charges, if applicable under your Contract).
If you elected one of the enhanced death benefits, the death benefit is equal to the greater of:

•	Your Account Value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and information and forms necessary to effect payment; and

•
Your elected enhanced death benefit on the date of the Owner’s (or older joint Owner’s, if applicable) death, adjusted for any subsequent withdrawals (and associated Withdrawal Charges, if applicable under your Contract).

In contrast, the benefit base of the Standard Death Benefit is equal to your total contributions, adjusted for any withdrawals (and any associated Withdrawal Charges, if applicable under your Contract). See “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”
Annual Ratchet to Age 85 Death Benefit (“Annual Ratchet DB”).
This enhanced death benefit has an additional charge, which is a percentage of the benefit base. The benefit base is equal to the amount of the Annual Ratchet DB, calculated as described below. Although the amount of this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See “Enhanced Death Benefit Charges” in “CHARGES AND FEES” for more information.

The Annual Ratchet DB is equal to the greater of:

•	Your total contributions; and

•
Your highest Account Value on any Contract Date Anniversary up to the Contract Date Anniversary following the Owner’s (or older joint Owner’s, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

At any time after a withdrawal, your Annual Ratchet DB is equal to the greater of:

•
Your enhanced death benefit immediately following the most recent withdrawal (which will reflect the deduction of the withdrawal and any associated Withdrawal Charges, if applicable under your Contract) plus any additional contributions made after the date of such withdrawal; and

•
Your highest Account Value on any Contract Date Anniversary after the date of the most recent withdrawal, up to the Contract Date Anniversary following the Owner’s (or older joint Owner’s, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

Your Annual Ratchet DB is no longer eligible to increase after the Contract Date Anniversary following your 85th (or older joint Owner’s, if applicable) birthday. However, any associated enhanced death benefit will remain in effect, and we will continue to deduct the charge for the benefit. If the Contract Owner subsequently dies while the Contract is still in effect, we will pay a death benefit equal to the greater of the Account Value and the Annual Ratchet DB amount. See “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”
For Contracts with non-natural Owners, the last Contract Date Anniversary an increase could occur is based on the Annuitant’s age.
Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit.
This enhanced death benefit has an additional charge, which is a percentage of the benefit base. The benefit base is equal to the amount of the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 Enhanced Death Benefit, calculated as described below. Although the amount of this enhanced death benefit will no longer increase after age 85, we will continue to deduct this charge as long as your enhanced death benefit is in effect. See “Enhanced Death Benefit Charges” in “CHARGES AND FEES” for more information. This enhanced death benefit was only available if the GMIB was also elected when your EFLIC Contract was issued.
The Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit is equal to the greater of:

•	The Annual Ratchet DB, calculated as described above, and

•	The 6% Roll-up to Age 85 Death Benefit (the “GMDB Roll-up Benefit Base”), which is equal to:

○	Your total contributions; plus

○	A daily roll-up at an effective annual rate described below; less

○	A deduction that reflects any withdrawals you make (including any applicable Withdrawal Charges).

The effective annual Roll-up rate under this enhanced death benefit option is:

•
6% with respect to the Subaccounts (including amounts allocated to the Account for Special Money Market DCA under Accumulator® PlusSM and Accumulator® SelectSM Contracts but excluding all other amounts allocated to the EQ/Money Market Subaccount), and the Account for Special DCA (under Accumulator® and Accumulator® EliteSM Contracts only). We refer to these as the “Higher Roll-up Rate Options;” and

•
3% with respect to the EQ/ Money Market Subaccount, the Guaranteed Interest Option, and the loan reserve account under Rollover 403(b) Contracts (if applicable). We refer to these as the “Lower Roll-up Rate Options.” If you elected a guaranteed benefit that provides a 6% roll-up, an allocation to any investment option that rolls up at 3% will effectively reduce the growth rate of your benefit base. For more information, see “Calculating Your Roll-up Benefit Base Following a Transfer” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS.”

The Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit stops rolling up on the Contract Date Anniversary following the Owner’s (or older joint Owner’s, if applicable) 85th birthday. For Contracts with non-natural Owners, the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit stops rolling up on the Contract Date Anniversary following the Annuitant’s 85th birthday. However, even after the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit stops rolling up, any associated GMDB will remain in effect, and we will continue to deduct the charge for the enhanced death benefit. If the Contract Owner subsequently dies while the Contract is still in effect, we will pay a death benefit equal to the greater of the Account Value and the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit amount.

Please see “Calculating Your Roll-up Benefit Amount Following a Transfer” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS” for more information about how we calculate the roll-up when you transfer Account Values between investment options with a higher Roll-up rate and investment options with a lower Roll-up rate. See also “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”
Information Applicable to the GMDBs
If you elected one of the enhanced death benefit options described above and change ownership of the Contract, generally the enhanced death benefit automatically terminates, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard Death Benefit. See “Transfers of Ownership and Collateral Assignments” in “OTHER INFORMATION” for more information.
If your Contract terminates for any reason, your GMDB will also terminate. See “Termination of Your Contract” in “THE ANNUITY CONTRACT” for information about the circumstances under which your Contract will terminate.
For Accumulator® PlusSM Contracts, if the Owner (or older joint Owner, if applicable) dies during the one-year period following our receipt of a contribution, the Account Value used to calculate the applicable GMDB will not reflect any Credits applied in the one-year period prior to death. For joint life GWBL Contracts, the Credit will only be recovered if the second Owner dies within the one-year period following a contribution.
For a description of how withdrawals affect the GMDBs, see “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.” The amount of any Withdrawal Charge is described under “Withdrawal Charge” in “CHARGES AND FEES.”
If you are using your Accumulator® or Accumulator® EliteSM Contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See “Owner and Annuitant Requirements” in “THE ANNUITY CONTRACT.”
See APPENDIX B – “ENHANCED DEATH BENEFIT EXAMPLES” for an example of how we calculate an enhanced death benefit.
Roll-up Benefit Base Reset
You will be eligible to reset your GMIB Roll-up Benefit Base (the benefit base computed the same as the GMDB Roll-up Benefit Base) on each Contract Date Anniversary until the Contract Date Anniversary following age 80. The GMIB Roll-up Benefit Base/GMDB Rollup Benefit Base is calculated as described in “Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit” in “DEATH BENEFITS.” The reset amount will equal the Account Value as of the Contract Date Anniversary on which you reset your Roll-up Benefit Base. The Roll-up continues to age 85 on any reset benefit base.
If you elected both the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit AND the GMIB, you are eligible to reset the Roll-up Death Benefit for these guaranteed benefits until the Contract Date Anniversary following age 80. If you elected both options, when you request to reset, both the Roll-up Benefit Bases are reset simultaneously. You cannot elect a Roll-up Benefit Base reset for one benefit and not the other: each option must include the same Roll-up Benefit Base. After the contract date anniversary following your 80th birthday, the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit and its associated charge will remain in effect but the Roll-up Benefit Base will no longer be eligible for resets.
We will notify you, generally in your annual account statement that we issue each year following your Contract Date Anniversary, if the Roll-up benefit is eligible to be reset. If eligible, you will have 30 days from your Contract Date Anniversary to request a reset.
At any time, you may choose one of the following three available reset methods:

•	One-time reset option — resets your Roll-up Benefit Base on a single Contract Date Anniversary;

•	Automatic annual reset program — automatically resets your Roll-up Benefit Base on each Contract Date Anniversary you are eligible for a reset; and

•	Automatic customized reset program — automatically resets your Roll-up Benefit Base on each Contract Date Anniversary, if eligible, for the period you designate.

If your request to reset your Roll-up Benefit Base is received by us in Good Order more than 30 days after your Contract Date Anniversary, your Roll-up Benefit Base will reset on the next Contract Date Anniversary if you are eligible for a reset.
One-time reset requests will be processed as follows:

•
If your request is received within 30 days following your Contract Date Anniversary, your Roll-up Benefit Base will be reset, if eligible, as of that Contract Date Anniversary. If your Roll-up Benefit Base was not eligible for a reset on that Contract Date Anniversary, your one-time reset request will be terminated; and

•
If your request is received outside the 30 day period following your Contract Date Anniversary, your Roll-up Benefit Base will be reset, if eligible, on the next Contract Date Anniversary. If your Roll-up Benefit Base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your Roll-up Benefit Base.
If you wish to cancel your elected reset program, your request must be received by us in Good Order at least one Business Day prior to your Contract Date Anniversary to terminate your reset program for such Contract Date Anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see “How to reach us.”
If you die before the Contract Date Anniversary following age 85 and your spouse continues the Contract, the Roll-up Benefit Base will be eligible to be reset on each Contract Date Anniversary as described above based on the new Contract Owner’s age.
If you elect to reset your Roll-up Benefit Base on any Contract Date Anniversary, the charge for the GMIB and the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit is increased to the maximum charge permitted under the Contract. The charges were not increased for resets prior to April 1, 2013 under the EFLIC Contract. There is no charge increase for the Annual Ratchet DB. See both “Enhanced Death Benefit Charges” and “GMIB Charge” in “CHARGES AND FEES” for more information.
The Roll-up Benefit Base for both the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 enhanced death benefit and the GMIB are reset simultaneously when you request a Roll-up Benefit reset. You cannot elect a Roll-up Benefit Base reset for one benefit and not the other.
GMIB Roll-up Benefit Base Reset. It is important to note that once you have reset your Roll-up Benefit Base, a new waiting period to exercise the GMIB will apply from the date of the reset; you may not exercise until the tenth Contract Date Anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the Contract Date Anniversary following age 85. See the “Exercise Rules” subsection under “Guaranteed Minimum Income Benefit (“GMIB”)” in “OPTIONAL LIVING BENEFITS” for more information about the waiting period. Please note that in almost all cases, resetting your Roll-up Benefit Base will lengthen the exercise waiting period. Also, even if there was no additional charge when you reset your Roll-up Benefit Base, the total dollar amount charged on future Contract Date anniversaries may increase as a result of the reset because the charges may be applied to a higher benefit than would have been otherwise applied. See “CHARGES AND FEES.”
If you are a traditional IRA, 403(b) or Qualified Contract Owner, before you reset your Roll-up Benefit Base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the Contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the Contract from another permissible Contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the Contract, and the required minimum distribution is more than 6% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit to a larger amount would make it less likely that the required minimum distributions would exceed the 6% threshold. See “Lifetime Required Minimum Distribution Withdrawals” and “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”” Also, see “Lifetime Required Minimum Distributions” and “Required Minimum Distributions upon Death” in “FEDERAL TAX CONSIDERATIONS.”

Earnings Enhancement Benefit (“EEB”)
Subject to state and Contract availability (see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for state availability of these benefits), you may have elected the EEB at the time you purchased your EFLIC Contract, if the Owner was age 75 or younger. The current charge for this benefit is 0.35% of your Account Value. The EEB provides an additional death benefit as described below. See “FEDERAL TAX CONSIDERATIONS” for the potential tax consequences of the EEB in a Nonqualified, IRA or Rollover 403(b) Contract. You may not voluntarily terminate the EEB. If you elected the EEB, and your GMIB then converts to the GWBL at age 85, the EEB will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL. See “GWBL.”
If you elected the EEB and change ownership of the Contract, generally this benefit automatically terminates, except under certain circumstances. See “Transfers of Ownership and Collateral Assignments” in “OTHER INFORMATION” for more information. This benefit will also terminate if your Contract terminates for any reason. See “Termination of Your Contract” in “THE ANNUITY CONTRACT.”
If the Owner (or older joint Owner, if applicable) is 70 or younger on the Contract Date (or if the spouse beneficiary or younger spouse joint Owner is 70 or younger when he or she becomes the successor Owner and the EEB had been elected), the additional death benefit will be 40% of:
The greater of:

•	The Account Value; or

•	Any applicable death benefit;

Decreased by:

•	Total net contributions.

For purposes of calculating your EEB, “total net contributions” are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint Owner not continued the Contract plus any additional contributions) adjusted for each withdrawal that exceeds your EEB earnings.
EEB earnings are equal to:

•
The greater of the Account Value and the death benefit (i.e., the greater of the Account Value as of the date we receive satisfactory proof of death or any applicable GMDB as of the date of death) immediately prior to the withdrawal; minus

•	The net contributions as adjusted by any prior withdrawals (for Accumulator® PlusSM Contracts, Credit amounts are not included in “net contributions”).

For Accumulator® PlusSM Contracts, for purposes of calculating your EEB, if any contributions are made in the one-year period prior to death of the Owner (or older joint Owner, if applicable), the Account Value will not include any Credits applied in the one-year period prior to death.
If the Owner (or older joint Owner, if applicable) is age 71 through 75 on the Contract Date (or if the spouse beneficiary or younger spouse joint Owner is between the ages of 71 and 75 when he or she becomes the successor Owner and the EEB had been elected), the additional death benefit will be 25% of:
The greater of:

•	The Account Value; or

•	Any applicable death benefit;

Decreased by:

•	Total net contributions.

The value of the EEB is frozen on the first Contract Date Anniversary after the Owner (or older joint Owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current Account Value that is being withdrawn and we reduce the benefit by that percentage. For example, if the Account Value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Account Value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 ×.40) and the benefit after the withdrawal would be $24,000 ($40,000 – $16,000).
For an example of how the EEB is calculated, please see “APPENDIX D - EARNINGS ENHANCEMENT BENEFIT EXAMPLE.”
Although the value of your EEB will no longer increase after age 80, we will continue to deduct the charge for this benefit as long as it remains in effect.
For Contracts continued under spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned Contracts), the Account Value will be increased by the value of the EEB as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse’s death for the remainder of the Contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the EEB) in a lump sum. See “Spousal Continuation” in “DEATH BENEFITS” for more information.
Return of Account Value Death Benefit
If you received and accepted an offer to terminate a guaranteed benefit, you no longer have the Standard Death Benefit or one of the enhanced death benefits available for an additional charge. Your previous death benefit has been replaced with the Return of Account Value death benefit. There is no additional charge for this death benefit. See “Guaranteed Benefit Offers” in “OPTIONAL LIVING BENEFITS” for more information.
The Return of Account Value death benefit generally equals your Account Value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and information and forms necessary to effect payment.
Payment of Death Benefit
The death benefit is equal to your Account Value or, if greater, the applicable GMDB. In either case, the death benefit is increased by any amount applicable under the EEB. We determine the amount of the death benefit (other than the applicable GMDB) and any amount applicable under the EEB, as of the date we receive satisfactory proof of the Owner’s (or older joint Owner’s, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. However, this is not the case if the sole primary beneficiary of your Contract is your spouse and he or she decides to roll over the death benefit to another contract issued by us. See “Effect of the Owner’s Death” below. For Accumulator® PlusSM Contracts, the Account Value used to determine the death benefit and the EEB will first be reduced by the amount of any Credits applied in the one-year period prior to the Owner’s (or older joint Owner’s, if applicable) death. The amount of the applicable GMDB will be such GMDB as of the date of the Owner’s (or older joint Owner’s, if applicable) death adjusted for any subsequent withdrawals. For Roll-over 403(b) Contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the Contract.
Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that:

•
In accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period;

•	We will not apply the pre-determined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and

•	A beneficiary or a successor Owner who continues the Contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, the death benefit is not payable if the Annuitant dies. In this case the Owner (or older joint Owner, if applicable) will become the Annuitant. If the Contract had joint Annuitants, it will become a single Annuitant Contract.
Effect of the Owner’s Death
In general, if the Owner dies while the Contract is in force, the Contract terminates and the applicable death benefit is paid. If the Contract is jointly owned, the death benefit is payable upon the death of the older Owner. For Joint Life Contracts with GWBL, the Death Benefit is paid to the beneficiary at the death of the second to die of the Owner and successor Owner. If the Contract has a non-natural Owner, the death benefit is payable upon the death of the Annuitant. No death benefit will generally be payable upon or after the Contract’s Annuity Maturity Date.
There are various circumstances, however, in which the Contract can be continued by a successor Owner or under a Beneficiary Continuation Option (“BCO”). For Contracts with spouses who are joint Owners, the surviving spouse will automatically be able to continue the Contract under the spousal continuation feature or under our BCO, as discussed below. For Contracts with non-spousal joint Owners, the joint Owner will be able to continue the Contract as a successor Owner subject to the limitations discussed below under “Non-spousal joint Owner Contract continuation.”
If you are the sole Owner, your surviving spouse may have the option to:

•	Take the death benefit proceeds in a lump sum;

•	Continue the Contract as a successor Owner under spousal continuation (if your spouse is the sole primary beneficiary) or under our BCO; or

•	Roll the death benefit proceeds over into another Contract.

If the beneficiary is not the surviving spouse for single Owner Contracts or if the surviving joint Owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the Contract to be made within five years of an Owner’s death (the “5-year rule”). In certain cases, an individual beneficiary or non-spousal surviving joint Owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the Owner’s death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a Contract with one Owner or a younger non-spousal joint Owner continues the Contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint Owner Contract continuation, see the section immediately below.
Non-spousal Joint Owner Contract Continuation
Upon the death of either Owner, the surviving joint Owner becomes the sole Owner.
Any death benefit (if the older Owner dies first) or Cash Value (if the younger Owner dies first) must be fully paid to the surviving joint Owner within five years. The surviving Owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased Owner’s death. If the life annuity is elected, the Contract and all benefits terminate.
If the older Owner dies first, we will increase the Account Value to equal the GMDB, if higher, and by the value of the EEB, if applicable. The surviving Owner can elect to:

•	Take a lump sum payment;

•	Annuitize within one year;

•	Continue the Contract for up to five years; or

•	Continue the Contract under the BCO.

For Accumulator® PlusSM Contracts, if any contributions are made during the one-year period prior to the Owner’s death, the Account Value will first be reduced by any Credits applied to any such contributions.
If the Contract continues, the GMDB and charge and the GMIB and charge will then be discontinued. Withdrawal charges, if applicable under your Contract, will no longer apply, and no additional contributions will be permitted.

If the younger Owner dies first, the surviving Owner can elect to:

•	Take a lump sum payment;

•	Annuitize within one year;

•	Continue the Contract for up to five years; or

•	Continue the Contract under the BCO.

If the Contract continues, the death benefit is not payable, and the GMDB and the EEB, if applicable, will continue without change. If the GMIB cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable, will continue to apply and no additional contributions will be permitted.
Spousal Continuation
If you are the Contract Owner and your spouse is the sole primary beneficiary or you jointly own the Contract with your spouse, or if the Contract Owner is a non-natural person and you and your spouse are joint Annuitants, your spouse may elect to continue the Contract as successor Owner upon your death. Spousal beneficiaries (who are not also joint Owners) must be 85 or younger as of the date of the deceased spouse’s death in order to continue the Contract under spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.
Upon your death, the spouse joint Owner (for Nonqualified Contracts only) or the spouse beneficiary (under a Single Owner Contract), may elect to receive the death benefit, continue the Contract under our Beneficiary Continuation Option, or continue the Contract, as follows:

•
As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the Account Value to equal the elected GMDB as of the date of your death if such death benefit is greater than such Account Value, plus any amount applicable under the EEB, and adjusted for any subsequent withdrawals. For Accumulator® PlusSM Contracts, if any contributions are made during the one-year period prior to the Owner’s death, the Account Value will first be reduced by any Credits applied to any such contributions. The increase in the Account Value will be allocated to the investment options according to the allocation percentages we have on file for your Contract;

•
In general, Withdrawal Charges will no longer apply to contributions made before the Owner’s death. Withdrawal Charges will apply if additional contributions are made. Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts;

•	The applicable GMDB, including the GMDB under Contracts in which the GMIB has converted to the GWBL option, may continue as follows:

○
If you elected either the Annual Ratchet DB (either without the GMIB or combined with the GMIB) or the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit (combined with the GMIB) and your spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the Contract Date Anniversary following the date the surviving spouse reaches age 85. The charge for the applicable GMDB will continue to apply, even after the GMDB no longer rolls up or is no longer eligible for resets;

○
If you were age 85 or older at death, we will reinstate the GMDB you elected. The benefit (which had previously been frozen at age 85) will now continue to grow according to its terms until the Contract Date Anniversary following the date the surviving spouse reaches age 85. The charge for the applicable GMDB will continue to apply, even after the GMDB no longer rolls up or is no longer eligible for resets;

○
If the GMDB continues, the roll-up benefit reset, if applicable, will be based on the surviving spouse’s age at the time of your death. The next available reset will be based on the Contract Date or last reset, as applicable. This does not apply to Contracts in which the GMIB has converted to the GWBL; and

○
If you elected either the Annual Ratchet DB (either without the GMIB or combined with the GMIB) or the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit (combined with the GMIB) and your surviving spouse is age 76 or older on the date of your death, the GMDB will be frozen, which means:

■
On the date your spouse elects to continue the Contract, the value of the GMDB benefit base will be set to equal the amount of the GMDB benefit base on the date of your death. If your Account Value is higher than the GMDB benefit base on the date of your death, the GMDB benefit base will not be increased to equal your Account Value;

■	The GMDB will no longer be eligible to increase, and will be subject to pro rata reduction for any subsequent withdrawals;

■	The charge for the GMDB will be discontinued; and

■	Upon the death of your spouse, the beneficiary will receive, as of the date of death, the greater of the Account Value and the value of the GMDB;

○	In all cases, whether the GMDB continues or is discontinued, if your Account Value is lower than the GMDB on the date of your death, your Account Value will be increased to equal the GMDB.

•
The EEB will be based on the surviving spouse’s age at the date of the deceased spouse’s death for the remainder of the life of the Contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the Contract Date Anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued;

•
The GMIB may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse’s age at the date of the deceased spouse’s death. See “Guaranteed Minimum Income Benefit (“GMIB”)” in “OPTIONAL LIVING BENEFITS.” If the GMIB continues, the charge for the GMIB will continue to apply;

•
If you convert the GMIB to the GWBL on a Joint Life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Contract, will continue to apply to all contributions made prior to the deceased spouse’s death. No additional contributions will be permitted. If the GMIB converts to the GWBL on a Single Life basis, the benefit and charge will terminate;

•
If the older Owner of a Joint life Contract under which the GMIB converted to the GWBL at age 85 dies, and the younger spouse is age 75 or younger at the time of the older spouse’s death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the Contract Date Anniversary following the surviving spouse’s age 85. If the surviving spouse is age 75 or older at the time of the older spouse’s death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up Benefit Base reset;

•	If the deceased spouse was the Annuitant, the surviving spouse becomes the Annuitant. If the deceased spouse was a joint Annuitant, the Contract will become a single Annuitant Contract.

Where a Nonqualified Contract is owned by a Living Trust, as defined in the Contract, and at the time of the Annuitant’s death the Annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as Owner of the Contract, may request that the spouse be substituted as Annuitant as of the date of the Annuitant’s death. No further change of Annuitant will be permitted.
Where an IRA Contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as Annuitant after your death.
For jointly owned Nonqualified Contracts, if the younger spouse dies first no death benefit is paid, and the Contract continues as follows:

•	The GMDB, the EEB and the GMIB continue to be based on the older spouse’s age for the life of the Contract;

•	If the deceased spouse was the Annuitant, the surviving spouse becomes the Annuitant. If the deceased spouse was a joint Annuitant, the Contract will become a single Annuitant Contract;

•	If the GMIB has converted to the GWBL, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse; and

•	The Withdrawal Charge schedule remains in effect. Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.

If you divorce, spousal continuation does not apply.

Beneficiary Continuation Option (“BCO”)
This feature permits a designated individual, on the Contract Owner’s death, to maintain a Contract with the deceased Contract Owner’s name on it and receive distributions under the Contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and Nonqualified Contracts, subject to state availability. Depending on the beneficiary, this option may be restricted or may no longer be available for deaths after December 31, 2019, due to legislation enacted at the end of 2019. Please speak with your financial professional or see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for further information.
Where an IRA Contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity Contract, using the account beneficiary as the Annuitant. Please speak with your financial professional for further information. For Joint Life Contracts with GWBL, the BCO is only available after the death of the second Owner.
BCO for Traditional IRA and Roth IRA Contracts Only. The BCO must be elected so that the first payment is received by December 31st of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the BCO feature, we will increase the Account Value to equal the applicable death benefit if such death benefit is greater than such Account Value, plus any amount applicable under the EEB, adjusted for any subsequent withdrawals. For Accumulator® PlusSM Contracts, the Account Value will first be reduced by any Credits applied in the one-year period prior to the Owner’s death.
After legislation enacted at the end of 2019, for deaths after December 31, 2019, only specified individuals who are “eligible designated beneficiaries” or “EDBs” may stretch post-death payments over the beneficiary’s life expectancy. See “Required Minimum Distributions upon Death” in “FEDERAL TAX CONSIDERATIONS.” Individual beneficiaries who do not have EDB status (including beneficiaries named by the original beneficiary to receive any remaining interest after the death of the original beneficiary) must take out any remaining interest in the IRA or plan within 10 years of the applicable death. Trusts for individuals which would be considered as “see-through” trusts under the rules prior to January 1, 2020 no longer qualify to elect the BCO, except under narrowly defined circumstances.
Under the BCO for IRA and Roth IRA Contracts:

•	The Contract continues with your name on it for the benefit of your beneficiary;

•	The beneficiary replaces the deceased Owner as Annuitant;

•	This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose;

•
If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over the beneficiary’s own life expectancy, if payments over life expectancy are chosen;

•	The minimum amount that is required in order to elect the BCO is $5,000 for each beneficiary;

•	The beneficiary may make transfers among the investment options but no additional contributions will be permitted;

•
If the GMIB, an optional enhanced death benefit or the GWBL is in effect under the Contract, they will no longer be in effect and charges for such benefits will stop. Also, any GMDB feature will no longer be in effect;

•	The beneficiary may choose at any time to withdraw all or a portion of the Account Value and no Withdrawal Charges, if any, will apply;

•	Any partial withdrawal must be at least $300;

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Contract;

•	Upon the death of your beneficiary, the following distribution rules will apply to the subsequent beneficiary named by your beneficiary:

○	If your beneficiary is an EDB or you died on or before December 31, 2019, the subsequent beneficiary must withdraw any remaining amount within ten years of your beneficiary’s death; or

○
If your beneficiary is not an EDB, the subsequent beneficiary must withdraw any remaining amount within 10 years of your death. The option elected will be processed when we receive satisfactory proof of death and any required instructions for the method of payment and any required information and forms necessary to effect payment.

Inherited IRA Beneficiary Continuation Contract (For Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM Contracts only). The Contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased Owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than the Company. The purpose of the Inherited IRA beneficiary continuation Contract is to permit the beneficiary to change the funding vehicle that the deceased Owner selected (“original IRA”) while taking the required minimum distribution payments that must be made to the beneficiary after the deceased Owner’s death. See the discussion of required minimum distributions under “FEDERAL TAX CONSIDERATIONS.” You should discuss with your tax adviser your own personal situation.
The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans (“Applicable Plan(s)”). In this discussion, unless otherwise indicated, references to “deceased owner” include “deceased plan participant”; references to “original IRA” include “the deceased plan participant’s interest or benefit under the Applicable Plan”, and references to “individual beneficiary of a traditional IRA” include “individual non-spousal beneficiary under an Applicable Plan.”
The Inherited IRA beneficiary continuation Contract can only be purchased by a direct transfer of the beneficiary’s interest under the deceased Owner’s original IRA. In the case of a non-spousal beneficiary under a deceased plan participant’s Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The Owner of the Inherited IRA beneficiary continuation Contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The Contract must also contain the name of the deceased Owner. In this discussion, “you” refers to the Owner of the Inherited IRA beneficiary continuation Contract.
The Inherited IRA beneficiary continuation Contract can be purchased whether or not the deceased Owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased Owner’s original IRA. You should discuss with your own tax adviser when payments must begin or must be made.
Under the Inherited IRA beneficiary continuation Contract:

•
If the deceased owner died on or before December 31, 2019 or you are an “eligible designated beneficiary” (as defined later in this Prospectus) electing to stretch out your payments over your life expectancy, you must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased Owner’s death and determined on a term certain basis;

•
If you are not an eligible designated beneficiary and the deceased owner died after December 31, 2019, the Inherited IRA Contract is designed to allow you to withdraw money whenever you want, so long as all amounts within the Contract are withdrawn annually and within ten years of the deceased participant’s death. In this case, the Inherited IRA Contract can only be purchased if you have at least 8 years remaining on the 10 year post-death payment period;

•
You must receive payments from the Contract even if you are receiving payments from another IRA of the deceased Owner in an amount that would otherwise satisfy the amount required to be distributed from the Contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased Owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from our Inherited IRA Contract. If you choose not to take a payment from your Inherited IRA Contract in any year, you must notify us in writing before we make the payment from the Inherited IRA Contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please speak with your financial professional, or call if you have any questions;

•
The beneficiary of the original IRA will be the Annuitant under the Inherited IRA beneficiary continuation Contract. In the case where the beneficiary is a “see-through trust,” the oldest beneficiary of the trust will be the Annuitant;

•	An Inherited IRA beneficiary continuation Contract is not available for Owners over age 70;

•
The initial contribution must be a direct transfer from the deceased Owner’s original IRA and is subject to minimum contribution amounts. See “APPENDIX G - RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT” for more information;

•
Additional contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than the Company, where the deceased Owner is the same as under the original IRA Contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract;

•	You may make transfers among the investment options;

•
You may choose at any time to withdraw all or a portion of the Account Value. Any partial withdrawal must be at least $300. Withdrawal Charges will apply as described in “CHARGES AND FEES.” Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts;

•
The GMIB, the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit, spousal continuation, the Special DCA Program, Special Money Market DCA Program, automatic investment program, the GWBL and systematic withdrawals are not available under the Inherited IRA beneficiary continuation Contract;

•	If you die, we will pay to a beneficiary that you choose the greater of the Account Value or the applicable death benefit; and

•
Upon your death, your beneficiary has the following options: (1) if you were an eligible designated beneficiary or the deceased Owner died on or before December 31, 2019, your beneficiary must withdraw any remaining amount within ten years of your death; or (2) if you were not an eligible designated beneficiary, the beneficiary must withdraw any remaining amount within 10 years of the deceased Owner’s death. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the Account Value to equal the applicable death benefit if such death benefit is greater than such Account Value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, Withdrawal Charges (if applicable under your Contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The GMDB will also no longer be in effect.

BCO for Nonqualified Contracts Only. This feature, also known as inherited annuity, may only be elected when the Nonqualified Contract Owner dies before the annuity Maturity Date, whether or not the Owner and the Annuitant are the same person. Under this option, the death benefit must be completely distributed to the beneficiary within five years of the Contract Owner’s death, or the beneficiary may elect, within one year following the date of the Owner’s death, to receive the death benefit in the form of an annuity paid out over a period not extending beyond the beneficiary’s life expectancy. The payments must begin within one year of the date of the Contract Owner’s death.
If the beneficiary elects to receive the death benefit within five years of the Owner’s death instead of payments over life expectancy, the beneficiary may take withdrawals as desired, but the entire Account Value must be fully withdrawn by the fifth anniversary of the Owner’s death.
Under the BCO for Nonqualified Contracts:

•	This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals;

•	The beneficiary automatically replaces the existing Annuitant;

•	The Contract continues with your name on it for the benefit of your beneficiary;

•
If there is more than one beneficiary, each beneficiary’s share will be separately accounted for. It will be distributed over a period not extending beyond each respective beneficiary’s own life expectancy, if scheduled payments are chosen;

•	The minimum amount that is required in order to elect the BCO is $5,000 for each beneficiary;

•	The beneficiary may make transfers among the investment options but no additional contributions will be permitted;

•
If the GMIB, an optional enhanced death benefit or the GWBL is in effect under the Contract, they will no longer be in effect and charges for such benefits will stop. Also, any GMDB feature will no longer be in effect;

•
If the beneficiary chooses the “5-year rule,” withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time;

•	Any partial withdrawals must be at least $300;

•	Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Contract on the beneficiary’s death; and

•
Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the Contract in a lump sum. We will pay any remaining interest in the Contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the Owner or the older joint Owner:

•
As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the BCO feature, we will increase the Account Value to equal the applicable death benefit if such death benefit is greater than such Account Value plus any amount applicable under the EEB adjusted for any subsequent withdrawals. For Accumulator® PlusSM Contracts, the Account Value will first be reduced by any Credits applied in a one-year period prior to the Owner’s or older joint Owner’s death; and

•	No Withdrawal Charges, if applicable under your Contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint Owner:

•	The Account Value will not be reset to the death benefit amount;

•
The Contract’s Withdrawal Charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments. The Contract’s free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that Withdrawal Charges do not apply to Accumulator® SelectSSM Contracts; and

•
We do not impose a Withdrawal Charge on scheduled payments except if, when added to any withdrawals previously taken in the same Contract Year, including for this purpose a Contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the “Withdrawal Charges” in “CHARGES AND FEES.” Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.

A surviving spouse should speak to his or her tax professional about whether spousal continuation or the BCO is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse’s age, need for immediate income, and a desire to continue any guaranteed benefits under the Contract.

OPTIONAL LIVING BENEFITS
Guaranteed Minimum Income Benefit (“GMIB”)
This section describes the GMIB if you elected it at issue. If you added the benefit to your EFLIC Contract after issue, certain additional requirements applied, and the way the benefit is calculated may differ from how it is calculated if you elected it at issue. See “If You Added the GMIB After Issue.”
The GMIB was available if the Owner was age 20 through 75 at the time the EFLIC Contract was issued. This benefit includes the ability to reset your GMIB benefit base on each Contract Date Anniversary until the Contract Date Anniversary following age 80.
If the Contract is jointly owned, the GMIB will be calculated on the basis of the older Owner’s age. There is an additional charge for the GMIB, which is a percentage of the benefit base and described under “GMIB Charge” in “CHARGES AND FEES.”
GMIB Benefit Base. The GMIB benefit base is used to calculate the GMIB. The GMIB benefit base will be calculated as described below in this section whether the GMIB is elected individually or in combination with an optional enhanced death benefit. Your GMIB benefit base in not an Account Value or a cash value. If you added the GMIB to your EFLIC Contract after issue, your GMIB benefit base was calculated using your Account Value on the Contract Date Anniversary the GMIB became effective under your Contract (the “GMIB Effective Date”) rather than your initial contribution, for purposes of determining the GMIB. See “If You Added the GMIB After Issue” below. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB Effective Date.
Your GMIB benefit base is equal to the greater of:

•	The benefit base computed for the Annual Ratchet DB. This benefit base is calculated as described in “Annual Ratchet to Age 85 Death Benefit (“Annual Ratchet DB”)” in “DEATH BENEFITS,” and

•
The benefit base computed for the GMIB Roll-up Benefit Base. This benefit base is calculated as described in “Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit” in “DEATH BENEFITS.”

The GMIB benefit base is calculated separately from the Annual Ratchet DB and the Greater of 6% Roll-up to Age 85 or the Annual Ratchet to Age 85 Enhanced Death Benefit. The GMIB benefit base calculation is mathematically identical to the death benefit calculations referenced above but the calculation is independent of any death benefit election and calculation. If the GMIB is exercised, the GMIB benefit base is reduced by any applicable Withdrawal Charge.
The GMIB Roll-up Benefit Base May Also Be Eligible for Resets. Once you have reset your Roll-up Benefit Base, a new waiting period to exercise the GMIB will apply from the date of the reset. You may not exercise the GMIB until the tenth Contract Date Anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the Contract Date Anniversary following age 85. Also note that in almost all cases, resetting your Roll-up Benefit Base will lengthen the exercise waiting period. See “Exercise Rules” below for more information about the new waiting period. See “Roll-up Benefit Base Reset” in “DEATH BENEFITS” for more information.
This feature is not available for an Inherited IRA. If you are using the Contract to fund a charitable remainder trust (for Accumulator® and Accumulator® EliteSM Contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GMIB. See “Owner and Annuitant Requirements” in “THE ANNUITY CONTRACT” and “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS” for more information.
If you elected the GMIB option and change ownership of the Contract, this benefit automatically terminates, except under certain circumstances. See “Transfers of Ownership and Collateral Assignments” in “OTHER INFORMATION” for more information. This benefit provides a minimum guarantee that may never come into effect

The GMIB guarantees you a minimum amount of fixed income under your choice of a life annuity fixed annuity payout option or a life with a period certain annuity payout option. You choose which of these annuity payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your GMIB. The maximum period certain available under the life with a period certain annuity payout option is 10 years. This period may be shorter, depending on the Owner’s age, as follows:

Level Payments
Owner’s age at exercise	Period certain years
80 and younger	10
81	9
82	8
83	7
84	6
85	5
We may also make other forms of annuity payout options available. For a description of annuity payout options, see “Fixed Annuity Payout Options” in “ANNUITY OPTIONS.”
When you exercise the GMIB, the annual lifetime income that you will receive under a fixed annuity payout option will be the greater of:

•	Your GMIB which is calculated by applying your GMIB base, less any applicable Withdrawal Charge remaining (if applicable under your Contract), to GMIB guaranteed annuity purchase factors; or

•	The amount of income provided by applying your Account Value to our then current annuity purchase factors or base Contract guaranteed annuity purchase factors.

For Rollover 403(b) Contracts only, we will subtract from the GMIB benefit base or Account Value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative.
If you elect monthly or quarterly payments, the aggregate payments you receive in a Contract Year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the GMIB in your Contract and not to any other guaranteed or current annuity purchase rates. Your Account Value is never applied to the guaranteed annuity purchase factors under GMIB. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.
When you elect to receive annual lifetime income, your Contract (including its death benefit and any account or Cash Values) will terminate and you will receive a supplemental contract for the annuity payout option you elect. For a discussion of when your payments will begin and end, see “Exercise of GMIB” in “OPTIONAL LIVING BENEFITS.”
Before you elect the GMIB, you should consider the fact that the GMIB provides a form of insurance and is based on conservative actuarial factors. For certain Contracts, the guaranteed annuity purchase factors we use to determine your annuity payout benefit under the GMIB are more conservative than the guaranteed annuity purchase factors we use for our standard annuity payout options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the GMIB payout annuity will be smaller than each periodic payment under our standard annuity payout options. Therefore, even if your Account Value is less than your benefit base, you may generate more income by applying your Account Value to current annuity purchase factors. We will make this comparison for you upon request.

GMIB Annuity Purchase Factors. Annuity purchase factors are the factors applied to determine your periodic payments under the GMIB and base Contract annuity payout options. GMIB annuity purchase factors are based on the Owner’s (and any younger joint Owner’s) age, frequency of payment, are the same regardless of gender, and are generally more conservative than the base Contract annuity purchase factors. Base Contract annuity payout options are discussed under “Fixed Annuity Payout Options” in “ANNUITY OPTIONS” in this Prospectus. Base Contract annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the Owner’s (and any joint Owner’s) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options than those specified in your Contract.
GMIB “No Lapse Guarantee.” In general, if your Account Value falls to zero, the GMIB will be exercised automatically, based on the Owner’s (or older joint Owner’s, if applicable) current age and benefit base, as follows:

•
You will be issued a supplemental contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the exercise date. Upon exercise, your Contract (including the GMDB, any other guaranteed benefits and any account or Cash Values) will terminate; and

•	You will have 30 days from when we notify you to change the annuity payout option and/or the payment frequency.

Please note that we will not automatically exercise the GMIB, as described above, if you have a 403(b) Contract and withdrawal restrictions apply.
The no lapse guarantee will terminate on the Contract Date Anniversary following the Owner (or older joint Owner, if applicable) reaching age 85.
Illustrations of the GMIB. Assuming the GMIB Roll-up Benefit Base, the table below illustrates the GMIB amounts per $100,000 of initial contribution, for a male Owner age 60 (on the Contract Date) on the Contract Date Anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover 403(b) Contracts, and assuming there were no allocations to the EQ/Money Market Fund (except amounts allocated to the Account for Special Money Market DCA, if available), the Guaranteed Interest Option and the loan reserve account under Rollover 403(b) Contracts.

Contract Date Anniversary at exercise	GMIB Benefit Base	GMIB — annual income payable for life
10	$179,085	$9,065
15	$239,656	$14,020
Exercise of the GMIB. On each Contract Date Anniversary that you are eligible to exercise the GMIB, we will send you an eligibility notice. The notice will illustrate how much income could be provided as of the Contract Date Anniversary. You must notify us within 30 days following the Contract Date Anniversary if you want to exercise the GMIB.
We deduct guaranteed benefit and Annual Administrative Charges from your Account Value on your Contract Date Anniversary, and you can only exercise the GMIB, if eligible, during the 30 day period following your Contract Date Anniversary. Therefore, if your Account Value is not sufficient to pay fees on your next Contract Date Anniversary, your Contract will terminate and you will not have an opportunity to exercise your GMIB unless the no lapse guarantee provision under your Contract is still in effect. See “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” section of this Prospectus for more information.
You must provide your exercise request to us, along with all required information, within 30 days following your Contract Date Anniversary in order to exercise this benefit. Upon exercising the GMIB, any GMDB you elected will terminate without value. Upon exercise of the GMIB, the Owner (or older joint Owner, if applicable) will become the Annuitant, and the Contract will be annuitized on the basis of the Owner’s life. You will begin receiving annual payments one year after the supplemental annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the supplemental annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the GMIB, which will reduce your payments. You may not partially exercise this benefit. Payments end with the last payment before the Annuitant’s (or joint Annuitant’s, if applicable) death or, if later, the end of the period certain (where the annuity payout option chosen includes a period certain).

Exercise Rules. The latest date you may exercise the GMIB is the 30th day following the Contract Date Anniversary following your 85th birthday. Other options are available to you on the Contract Date Anniversary following your 85th birthday. See “Guaranteed Withdrawal Benefit for Life (“GWBL”)”. In addition, eligibility to exercise the GMIB is subject to a “waiting period”, which is based on the Owner’s (or older joint Owner’s, if applicable) age. The initial waiting period is as follows:

•
If you were at least age 20 and no older than age 44 on the Contract Date or on the GMIB Effective Date, the initial waiting period is 15 years, and you are eligible to exercise the GMIB within 30 days following each Contract Date Anniversary beginning with the 15th Contract Date Anniversary or GMIB Effective Date anniversary;

•
If you were at least age 45 and no older than age 49 on the Contract Date or on the GMIB Effective Date, the initial waiting period runs until you reach age 60, and you are eligible to exercise the GMIB within 30 days following each Contract Date Anniversary after age 60; and

•
If you were at least age 50 and no older than age 75 on the Contract Date or on the GMIB Effective Date, the initial waiting period is 10 years, and you are eligible to exercise the GMIB within 30 days following each Contract Date Anniversary beginning with the 10th Contract Date Anniversary or GMIB Effective Date anniversary.

If you choose to reset your Roll-up Benefit Base (as described in “Roll-up Benefit Base Reset” in “DEATH BENEFITS”), a new waiting period to exercise the GMIB will apply from the date of the reset. You will not be eligible to exercise the GMIB until the later of (i) the tenth Contract Date Anniversary following the reset, or (ii) the earliest date you would have been permitted to exercise without regard to the reset (as set forth in the bullet list above). However, if your 85th birthday occurs before the new waiting period has ended, you will be eligible to exercise the GMIB on the Contract Date Anniversary following your 85th birthday. You should note that in almost all cases, resetting your Roll-up Benefit Base will lengthen the waiting period.
To exercise the GMIB:

•	We must receive your notification in writing within 30 days following any Contract Date Anniversary on which you are eligible; and

•
Your Account Value must be greater than zero on the exercise date. See “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” section of this Prospectus for more information about the impact of insufficient Account Value on your ability to exercise the GMIB.

Please note:

•
If you were age 75 on the Contract Date or elected to add the GMIB when you were 74, but turned 75 before the GMIB Effective Date or the Roll-up Benefit Base was reset when you were between the ages of 75 and 80, the only time you may exercise the GMIB is within 30 days following the Contract Date Anniversary following your attainment of age 85;

•
For Qualified Contracts, the plan participant can exercise the GMIB only if he or she elects to take a distribution from the plan and, in connection with this distribution, the plan’s trustee changes the ownership of the Contract to the participant. This affects a rollover of the Qualified Contract into a Rollover IRA. This process must be completed within the 30-day timeframe following the Contract Date Anniversary in order for the plan participant to be eligible to exercise. However, if the GMIB is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be affected and payments will be made directly to the trustee;

•
Because no partial exercise is permitted, owners of defined benefit Qualified Contracts who plan to change ownership of the Contract to the participant must first compare the participant’s lump sum benefit amount and annuity benefit amount to the GMIB amount and Account Value, and make a withdrawal from the Contract if necessary. See “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”

•
For Rollover 403(b) Contracts, you may exercise the GMIB only if you effect a rollover of the 403(b) Contract to a Rollover IRA. This may only occur when you are eligible for a distribution from the 403(b). This process must be completed within the 30-day timeframe following the Contract Date Anniversary in order for you to be eligible to exercise;

•
If you reset the Roll-up Benefit Base (as described earlier), your new exercise date will be the tenth Contract Date Anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the Contract Date Anniversary following age 85. Please note that in almost all cases, resetting your Roll-up Benefit Base will lengthen the waiting period;

•
A spouse beneficiary or younger spouse joint Owner under spousal continuation may only continue the GMIB if the Contract is not past the last date on which the original Owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint Owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint Owner’s age on the date of the Owner’s death replaces the Owner’s age on the Contract Date or on the GMIB Effective Date, if the GMIB is added after the Contract Date, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an Owner was age 70 on the Contract Date, and he dies at age 84, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the GMIB, even though she was 72 on the Contract Date, because eligibility is measured using her age at the time of the owner’s death, not her age on the Contract Date. The original Contract Date (or GMIB Effective Date) will continue to apply for purposes of the exercise rules;

•	If the Contract is jointly owned and not an IRA Contract, you can elect to have the GMIB paid either as a joint life benefit, or as a single life benefit, paid on the basis of the older Owner’s age;

•
If the Contract is an IRA Contract, you can elect to have the GMIB paid either as a joint life benefit, but only if the joint Annuitant is your spouse, or as a single life benefit, paid on the basis of the Annuitant’s age; and

•
If the Contract is owned by a trust or other non-natural person, eligibility to elect or exercise the GMIB is based on the Annuitant’s age (or older joint Annuitant’s age, if applicable), rather than the Owner’s.

See “Effect of the Owner’s Death” under “DEATH BENEFITS” for more information.
If your Account Value is insufficient to pay applicable charges when due, your Contract will terminate, which could cause you to lose your GMIB. For more information, please see ‘‘Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” and the section entitled ‘‘CHARGES AND FEES’’ for more information.
For information about the impact of withdrawals on the GMIB and any other guaranteed benefits you may have elected, please see ‘‘How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”
From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits. See “Guaranteed Benefit Offers” in “OPTIONAL LIVING BENEFITS” for more information.
If you received and accepted an offer to terminate a guaranteed benefit, you no longer have an enhanced or the Standard Death Benefit. Instead, you will have the Return of Account Value death benefit. See “DEATH BENEFITS” for information about this death benefit.
If You Added the GMIB After Issue. You may have added the GMIB to your EFLIC Contract after issue. If you added the GMIB after issue, it functions as described under “GMIB,” with certain exceptions:

•	The Owner (and joint Owner, if any) must have been between the ages of 20 and 74 on the date EFLIC received your election form in Good Order (the “GMIB Addition Date”);

•
The GMIB became effective under your EFLIC Contract on the Contract Date Anniversary that followed the GMIB Addition Date (the GMIB Effective Date). If the GMIB Addition Date is a Contract Date Anniversary, the GMIB Effective Date is that date as well; and

•
Your initial GMIB benefit base was equal to the Account Value on the GMIB Effective Date. Subsequent adjustments to your GMIB benefit base are calculated as described above in the section “GMIB Benefit Base.”

Terminating the GMIB After Issue. You may terminate the GMIB from your Contract, subject to the following restrictions:

•	For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM Contract holders,

○
You may not terminate the GMIB until the later of (i) the expiration of any Withdrawal Charges in effect under your Contract, including Withdrawal Charges applicable to additional contributions, or (ii) the Contract Date Anniversary following the GMIB Effective Date;

•	For Accumulator® SelectSM Contract holders,

○	You may not terminate the benefit until the later of (i) the fourth Contract Date Anniversary or (ii) the first Contract Date Anniversary following the GMIB Effective Date;

•
The GMIB will be terminated from your Contract on the date we receive your election form in Good Order. If you terminate the GMIB on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of the GMIB charge for the Contract Year on that date; and

•
If you elected the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 GMDB and the GMIB, and subsequently terminate the GMIB, we will no longer deduct the GMIB charge. However, we will continue to deduct the Enhanced Death Benefit Charges.

GWBL
For an additional charge, the GWBL guarantees that you can take withdrawals up to a maximum amount per year (your “Guaranteed Annual Withdrawal Amount”). The current charge for this benefit is 0.80% of the benefit base. The GWBL is only available upon conversion of the GMIB at age 85 under certain circumstances.
The “Conversion Effective Date” is the Contract Date Anniversary following age 85. The “Conversion Transaction Date” is the date that we receive your election form in Good Order, if you affirmatively elect to convert the GMIB to the GWBL at age 85, or the 30th day following the Conversion Effective Date, if the GMIB converts automatically to the GWBL.
If you have neither exercised the GMIB nor terminated it from your Contract as of the Conversion Effective Date, you will have up to 30 days after that Contract Date Anniversary to choose what you want to do with your GMIB. You will have three choices available to you:

•	You may affirmatively convert the GMIB to a GWBL;

•	You may exercise the GMIB, and begin to receive lifetime income under that benefit; or

•	You may elect to terminate the GMIB without converting to the GWBL.

If you take no action, the GMIB will convert automatically to the GWBL.
If you exercise the GMIB, it will function as described under “Guaranteed Minimum Income Benefit (“GMIB”).” If you elect to terminate the GMIB without converting to the GWBL, your Contract will continue in force, without either benefit. If you take no action, or affirmatively convert the GMIB, your GMIB will be converted to the GWBL, retroactive to the Conversion Effective Date. Please note that if you exercise the GMIB prior to the Conversion Effective Date, you will not have the option to convert the GMIB to the GWBL.
If there is a loan outstanding under a Rollover 403(b) Contract on the Conversion Effective Date or the Conversion Transaction Date, the GMIB cannot convert to the GWBL. If the GMIB does not convert to the GWBL because there is an outstanding loan, the GMIB will terminate as of the Conversion Effective Date. If you want to convert your GMIB to the GWBL, you must pay off the loan before the Conversion Effective Date. See “Loans under Rollover 403(b) Contracts” in “OTHER BENEFITS.”
The charge for the GWBL benefit will be deducted from your Account Value on each Contract Date Anniversary. Please see “GWBL Charge” in “CHARGES AND FEES” for a description of this charge.
You should not convert the GMIB to this benefit at age 85 (or permit the benefit to convert) if:

•
You plan to take withdrawals in excess of your Guaranteed Annual Withdrawal Amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see “Effect of Excess Withdrawals” below);

•	You are not interested in taking withdrawals prior to the Contract’s Maturity Date; or

•	You are using the Contract to fund a Rollover 403(b) or Qualified Contract where withdrawal restrictions will apply.

For traditional IRAs, 403(b) and Qualified Contracts, you may take your lifetime required minimum distributions (“RMDs”) without losing the value of the GWBL benefit, provided you comply with the conditions described under “Lifetime Required Minimum Distribution (“RMD”) Withdrawals” in “WITHDRAWALS”, including utilizing our automatic RMD service. The automatic RMD service is not available under defined benefit Qualified Contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.
Additional Owner and Annuitant Requirements.
Converting the GMIB to the GWBL may alter the ownership of your Contract. The options you may choose depend on the original ownership of your Contract. You may only choose among the ownership options below if you affirmatively choose to convert the GMIB to the GWBL. If your benefit is converted automatically, your Contract will be structured as a Single life Contract. Your ability to add a Joint life is also limited by the age and timing requirements described under “Guaranteed Annual Withdrawal Amount.”
Single Owner. If the Contract has a single Owner, and the Owner converts the GMIB to the GWBL with the single life (“Single life”) option, there will be no change to the ownership of the Contract. However, if the Owner converts the GMIB to the GWBL with the joint life (“Joint life”) option, the Owner must add his or her spouse as the successor Owner. We will use the age of the younger spouse in determining the Joint life applicable percentage. If the Contract is a Nonqualified Contract, the Owner may grant the successor Owner ownership rights in the Contract at the time of conversion.
Joint Owners. If the Contract has joint Owners, and the GMIB converts to the GWBL with the Single life option, there will be no change to the ownership of the Contract, unless the joint Owners request that the younger joint Owner be removed from the Contract. If the Contract has spousal joint Owners, and they request a Joint life benefit, we will use the younger spouse’s age in determining the applicable percentage. If the Contract has non-spousal joint Owners, and the joint Owners request a Joint life benefit, the younger Owner may be removed from the Contract, and the remaining Owner’s spouse added as the successor Owner. We will use the age of the younger spouse in determining the Joint life applicable percentage.
Non-natural Owner. Contracts with non-natural Owners that convert to the GWBL will have different options available to them, depending on whether they have an individual Annuitant or joint Annuitants. If the Contract has a non-natural Owner and an individual Annuitant, and the Owner converts to the GWBL with the Single life option, there will be no change to the ownership of the Contract. If the Owner converts to the GWBL with the Joint life option under a Contract with an individual Annuitant, the Owner must add the Annuitant’s spouse as the joint Annuitant. We will use the age of the younger spouse in determining the Joint life applicable percentage.
If the Contract has a non-natural Owner and joint Annuitants, and the Owner converts to the GWBL with the Single life option, there will be no change to the ownership of the Contract, unless the Owner requests that the younger Annuitant be removed from the Contract. If the Owner converts to the GWBL on a Joint life basis, there will be no change to the ownership of your Contract. We will use the age of the younger spouse in determining the applicable percentage on a Joint life basis.
GWBL Benefit Base. Upon conversion of the GMIB to GWBL at age 85, your GWBL Benefit Base is equal to either your Account Value or GMIB benefit base, as described under “Guaranteed Annual Withdrawal Amount.” It will increase or decrease, as follows:

•	Your GWBL Benefit Base may be increased on each Contract Date Anniversary, as described below under “Annual Ratchet”; and

•
Your GWBL Benefit Base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a Contract Year to exceed your Guaranteed Annual Withdrawal Amount (“Excess Withdrawal”). See “Effect of Excess Withdrawals” below.

Guaranteed Annual Withdrawal Amount. The Guaranteed Annual Withdrawal Amount may be withdrawn at any time during the Contract Year that begins on the Conversion Effective Date, or any subsequent Contract Year. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your Account Value and GMDB. Any withdrawals taken during the 30 days after the Conversion Effective Date will be counted toward the Guaranteed Annual Withdrawal Amount, even if the withdrawal occurs before the Conversion Transaction Date. We will recalculate the Guaranteed Annual Withdrawal Amount on each Contract Date Anniversary and as of the date of any Excess Withdrawal, as described under “Effect of Excess Withdrawals” below. The withdrawal amount is guaranteed never to decrease as long as there are no Excess Withdrawals.
Your Guaranteed Annual Withdrawal Amounts are not cumulative. If you withdraw less than the Guaranteed Annual Withdrawal Amount in any Contract Year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.
The Withdrawal Charge, if applicable, is waived for withdrawals up to the Guaranteed Annual Withdrawal Amount, but all withdrawals are counted toward your free withdrawal amount. See “Withdrawal Charge” in “CHARGES AND FEES.”
Your Guaranteed Annual Withdrawal Amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:
Single life. If your GMIB is converted to a GWBL on a Single life basis, the Guaranteed Annual Withdrawal Amount will be equal to (1) either: (i) your Account Value on the Conversion Effective Date or (ii) your GMIB benefit base on the Conversion Effective Date, multiplied by (2) the relevant applicable percentage.
In calculating the relevant applicable percentage, we consider your Account Value and GMIB benefit base on the Conversion Effective Date. Your initial GWBL Benefit Base and applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed Annual Withdrawal Amount.

A – Applicable percentage of Account Value	B – Applicable percentage of GMIB benefit base
7.0%	6.0%
For example, if on the Conversion Effective Date the GMIB benefit base is $115,000, and your Account Value is $100,000, the Guaranteed Annual Withdrawal Amount would be $7,000. This is because $115,000 (the GMIB benefit base) multiplied by 6.0% (the percentage in Column B) equals only $6,900, while $100,000 (the Account Value) multiplied by 7.0% (the percentage in Column A) equals $7,000. Under this example, your initial GWBL Benefit Base would be $100,000, and your applicable percentage would be 7.0%.
On the other hand, if on the Conversion Effective Date the GMIB benefit base is $200,000, and your Account Value is $100,000, the initial Guaranteed Annual Withdrawal Amount would be $12,000. This is because $100,000 (the Account Value) multiplied by 7.0% (the percentage in Column A) equals only $7,000, while $200,000 (the GMIB benefit base) multiplied by 6.0% (the percentage in Column B) equals $12,000. Under this example, your initial GWBL Benefit Base would be $200,000, and your applicable percentage would be 6.0%.
The initial GWBL Benefit Base can be increased by an Annual Ratchet on each subsequent Contract Date Anniversary to equal the Account Value on that date if it is greater than the GWBL Benefit Base on that date. If the GWBL Benefit Base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the Contract. See “GWBL Charge” in “CHARGES AND FEES.”
If the initial GWBL Benefit Base and applicable percentage are calculated using your GMIB benefit base on the Conversion Effective Date (Column B above), and the GWBL Benefit Base is increased by an Annual Ratchet, then the applicable percentage will increase from 6.0% to 7.0%.
However, if the initial GWBL Benefit Base and applicable percentage are calculated using your Account Value on the Conversion Effective Date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.
If the GWBL Benefit Base and/or the applicable percentage increases as the result of an Annual Ratchet, the Guaranteed Annual Withdrawal Amount will also increase.

If you take a withdrawal during the 30 days following the Conversion Effective Date, and your GMIB Is converted to the GWBL on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed Annual Withdrawal Amount based on your GWBL Benefit Base and applicable percentage. If the withdrawal exceeds the Guaranteed Annual Withdrawal Amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess Withdrawal.
Joint life. If you hold an IRA or Nonqualified Contract, you may elect a Joint life Contract if you meet the conditions described under “Successor Owner”. In order to convert your GMIB to a Joint life GWBL, you must affirmatively request that the benefit be converted. The automatic conversion of the GMIB to the GWBL at age 85 will create a Single life Contract with the GWBL, even if you and your spouse are joint Owners of your nonqualified Contract. You will be able to change your Contract to a Joint life Contract at a later date, before the first withdrawal is taken after the Conversion Transaction Date, if you meet the requirements described in this section. For Joint life Contracts, the percentages used in determining the applicable percentage and the Guaranteed Annual Withdrawal Amount will depend on the age of the younger spouse, as set forth in the following table.

Spouse’s age	A – Applicable percentage of Account Value	B – Applicable percentage of GMIB benefit base
85+	6.5%	5.0%
80-84	6.0%	4.5%
75-79	5.5%	4.0%
70-74	5.0%	3.5%
65-69	4.5%	3.0%
For example, if on the Conversion Effective Date your Account Value is $100,000, the GMIB benefit base is $220,000, and the younger spouse is age 72, the Guaranteed Annual Withdrawal Amount would be $7,700. This is because $100,000 (the Account Value) multiplied by 5.0% (the percentage in Column A for the younger spouse’s age band) equals only $5,000, while $220,000 (the GMIB benefit base) multiplied by 3.5% (the percentage in Column B for the younger spouse’s age band) equals $7,700. Under this example, your initial GWBL Benefit Base would be $220,000, and your applicable percentage would be 3.5%.
The initial GWBL Benefit Base can be increased by an Annual Ratchet on each subsequent Contract Date Anniversary to equal the Account Value on that date if it is greater than the GWBL Benefit Base on that date. If the GWBL Benefit Base increases as the result of an Annual Ratchet, we will increase the charge at the time of the Annual Ratchet to the maximum charge permitted under the Contract. See “GWBL Charge” in “CHARGES AND FEES.”
If the initial GWBL Benefit Base and applicable percentage are calculated using your GMIB benefit base on the Conversion Effective Date (Column B above), and the GWBL Benefit Base is increased by an Annual Ratchet, then the applicable percentage will increase to the percentage listed in Column A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL Benefit Base and applicable percentage are calculated using your Account Value on the Conversion Effective Date (Column A above), and the GWBL Benefit Base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the applicable percentage will increase to the percentage listed in Column A for that age band.
Using the example above, if the Account Value is $160,000 on the Contract Date Anniversary that the younger spouse is age 77, then the GWBL Benefit Base would ratchet to $160,000, the applicable percentage would increase to 5.5%, and your Guaranteed Annual Withdrawal Amount would increase to $8,800.
You may elect Joint life at any time before you begin taking withdrawals. If the GMIB has already converted to the GWBL on a Single life basis, the calculation of the initial applicable percentage and Guaranteed Annual Withdrawal Amount will be based on the younger spouse’s age on the Conversion Effective Date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.
If you take a withdrawal during the 30 days following the Conversion Effective Date, you can still elect Joint life. We will recalculate your Guaranteed Annual Withdrawal Amount based on the younger spouse’s age. If the withdrawal does not exceed the recalculated Guaranteed Annual Withdrawal Amount, we will set up the GWBL on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed Annual Withdrawal Amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess Withdrawal, or (ii) setting up the benefit on a Single life basis.
Under a Joint life Contract, lifetime withdrawals are guaranteed for the life of both the Owner and the successor Owner.

Successor Owner. For Joint life IRA or Nonqualified Contracts, a successor Owner may only be named before the first withdrawal is taken after the 30th day following the Conversion Effective Date if your spouse is at least 65 on the Conversion Effective Date. (Withdrawals taken during the 30 days following the Conversion Effective Date will not bar you from selecting a Joint life Contract, but may affect your ability to elect Joint life if the withdrawals are too large. See “Effect of withdrawals during the 30 days following the Conversion effective date”.) If your spouse is younger than 65 on the Conversion Effective Date, you will not be able to elect a Joint life Contract. The successor Owner must be the Owner’s spouse. For Nonqualified Contracts, you have the option to designate the successor Owner as a joint Owner. See “Additional owner and annuitant Requirements” for more information regarding the requirements for naming a successor Owner.
If you and the successor Owner are no longer married, you may either: (i) remove the original successor Owner or (ii) replace the original successor Owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion Effective Date. If the successor Owner is removed before the first withdrawal is taken after the 30th day following the Conversion Effective Date, the applicable percentage will be based on the Owner’s life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion Effective Date, the successor Owner can be removed but cannot be replaced. If the successor Owner is removed after the first withdrawal is taken after the 30th day following the Conversion Effective Date, the applicable percentage will continue to be based on the Joint life calculation described earlier in this section.
For Joint life Contracts owned by a non-natural Owner, a joint Annuitant may be named before the first withdrawal is taken after the 30th day following the Conversion Effective Date. The Annuitant and joint Annuitant must be spouses. If the Annuitant and joint Annuitant are no longer married, you may either: (i) remove the joint Annuitant or (ii) replace the original joint Annuitant with the Annuitant’s new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion Effective Date. If the joint Annuitant is removed before the first withdrawal is taken after the 30th day following the Conversion Effective Date, the applicable percentage will be based on the Annuitant’s life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion Effective Date, the joint Annuitant may be removed but cannot be replaced. If the joint Annuitant is removed after the first withdrawal is taken after the 30th day following the Conversion Effective Date, the applicable percentage will continue to be based on the Joint life calculation described earlier in this section.
Joint life Qualified and 403(b) Contracts are not permitted in connection with this benefit. Loans are not permitted under 403(b) Contracts in which the GWBL is in effect. This benefit is not available under an Inherited IRA Contract. If you are using your Accumulator® or Accumulator® EliteSM Contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your GWBL. See ““Owner and Annuitant requirements” in “THE ANNUITY CONTRACT.”
Effect of Excess Withdrawals. For any withdrawal that causes cumulative withdrawals in a Contract Year to exceed your Guaranteed Annual Withdrawal Amount, the entire amount of that withdrawal and each subsequent withdrawal in that Contract Year are considered Excess Withdrawals.
An Excess Withdrawal can cause a significant reduction in both your GWBL Benefit Base and your Guaranteed Annual Withdrawal Amount. If you take an Excess Withdrawal, we will recalculate your GWBL Benefit Base and the Guaranteed Annual Withdrawal Amount, as follows:

•	The GWBL Benefit Base is reset as of the date of the Excess Withdrawal to equal the lesser of:

○	The GWBL Benefit Base immediately prior to the Excess Withdrawal, and

○	The Account Value immediately following the Excess Withdrawal; and

•	The Guaranteed Annual Withdrawal Amount is recalculated to equal the applicable percentage multiplied by the reset GWBL Benefit Base.

You should not convert your GMIB to a GWBL at age 85 if you plan to take withdrawals in excess of your Guaranteed Annual Withdrawal Amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your Account Value is less than your GWBL Benefit Base (due, for example, to negative market performance), an Excess Withdrawal, even one that is only slightly more than your Guaranteed Annual Withdrawal Amount, can significantly reduce your GWBL Benefit Base and the Guaranteed Annual Withdrawal Amount.

For example, assume your GWBL Benefit Base (based on the GMIB benefit base) is $100,000 and your Account Value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed Annual Withdrawal Amount is equal to $6,000 (6.0% of $100,000). You take an initial withdrawal of $8,000. Because your GWBL Benefit Base is immediately reset to equal the lesser of your GWBL Benefit Base prior to the Excess Withdrawal ($100,000) and your Account Value immediately following the Excess Withdrawal ($80,000 minus $8,000), your GWBL Benefit Base is now $72,000. In addition, your Guaranteed Annual Withdrawal Amount is reduced to $4,320 (6.0% of $72,000), instead of the original $6,000. See “How Withdrawals Affect Your GWBL” in “WITHDRAWALS.”
Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of:

•	The Guaranteed Annual Withdrawal Amount; or

•	The 10% free withdrawal amount.

A Withdrawal Charge would not be applied in the example above because the $8,000 withdrawn (equal to 10% of the Contract’s Account Value as of the beginning of the Contract Year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same Contract Year could result in a further reduction of the GWBL Benefit Base and the Guaranteed Annual Withdrawal Amount, as well as an application of Withdrawal Charges, if applicable. See “Withdrawal Charge” in “CHARGES AND FEES.”
You should note that an Excess Withdrawal that reduces your Account Value to zero terminates the Contract, including all benefits, without value. See “Effect of Your Account Value Falling to Zero” in “THE ANNUITY CONTRACT” section of this prospectus.
In general, if your Contract is a traditional IRA or 403(b) arrangement and you participate in our automatic RMD service, an automatic withdrawal under that program will not cause an Excess Withdrawal, even if it exceeds your Guaranteed Annual Withdrawal Amount. For more information, see “Lifetime Required Minimum Distribution (“RMD”) Withdrawals” in “WITHDRAWALS.”
Annual Ratchet. Your GWBL Benefit Base is recalculated on each Contract Date Anniversary to equal the greater of:

•	Your Account Value; and

•	Your most recent GWBL Benefit Base

If your Account Value is greater, we will increase your GWBL Benefit Base to equal your Account Value. We refer to this increase as an “Annual Ratchet.” For Joint life contracts, if your GWBL Benefit Base increases due to an Annual Ratchet on any Contract Date Anniversary after you begin taking withdrawals, your applicable percentage may increase based on your spouse’s attained age at the time of the Annual Ratchet. Your Guaranteed Annual Withdrawal Amount will also be increased, if applicable, to equal your applicable percentage times your new GWBL Benefit Base.
If your GWBL Benefit Base increases due to an Annual Ratchet, we will increase the charge for the benefit. Once we increase the charge, it is increased for the life of the Contract. We will permit you to opt out of the Annual Ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL Benefit Base will no longer increase due to an Annual Ratchet. Upon request, we will permit you to accept a GWBL Benefit Base Annual Ratchet with the charge increase on a subsequent Contract Date Anniversary. For a description of the charge increase, see “GWBL Charge” in “CHARGES AND FEES.”
Additional Contributions. Additional contributions are generally not permitted. See “Additional Contributions” in “THE ANNUITY CONTRACT” section of this prospectus for more information. For Contracts that allow additional contributions, those contributions will not be allowed after the Conversion Transaction Date.
Investment Options. Your investment options will be limited to the Guaranteed Interest Option and the Subaccounts as noted at the end of “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.” If your Account Value is invested in any other investment options as of the Conversion Transaction Date, you will be required to reallocate your Account Value among these investment options at the time you request that your GMIB be converted to the GWBL.

Automatic Conversion. If you take no action during the 30 days after the Conversion Effective Date, and permit your GMIB to convert to the GWBL automatically, we will reallocate any portion of your Account Value invested in investment options other than the Guaranteed Interest Option, and the GWBL Subaccounts as noted in “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT” to the EQ/Moderate Allocation Portfolio as part of the automatic conversion, on the Conversion Transaction Date. You will be able to reallocate your Account Value among the Guaranteed Interest Option, the EQ Allocation Portfolios, and the GWBL Subaccounts as noted in “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT” at any time after the Conversion Transaction Date, just as you would if you had affirmatively elected to convert. Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life Contract with the GWBL, even if you and your spouse are joint Owners of your Nonqualified Contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your Contract to a Joint life Contract at a later date, before the first withdrawal is taken after the Conversion Transaction Date, if you meet the requirements described under “Joint life”. In all other respects, the GWBL will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.
If the EQ/Moderate Allocation Portfolio is not being offered as part of your Contract as of the Conversion Transaction Date, we will automatically reallocate your Account Value to another designated Subaccount with a similar investment objective, which we will disclose to you before conversion. If no such Subaccount is being offered under your Contract at the time of conversion, we will reallocate your Account Value to the Guaranteed Interest Option.
Dollar Cost Averaging. Any DCA program in place on the date of conversion will be terminated. Any money remaining in the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts) on that date will be invested in the EQ/Moderate Allocation Portfolio. If the EQ/ Moderate Allocation Portfolio is not being offered as part of your Contract at the time of conversion, we will automatically reallocate such monies as described immediately above.
You may elect a new Fixed-Dollar DCA Program or Interest Sweep DCA Program after conversion, but the Special DCA program (for Accumulator® and Accumulator® EliteSM Contracts) or the Special Money Market DCA program (for Accumulator® PlusSM and Accumulator® SelectSM Contracts) and general DCA program will not be available after conversion. See “Dollar Cost Averaging (“DCA”)” in “OTHER BENEFITS.”
Rebalancing Your Account Value. Any rebalancing program in place on the date of conversion will be terminated. You may elect a new rebalancing program after conversion. See “Automatic Rebalancing” in “TRANSFERS AMOUNT YOUR INVESTMENT OPTIONS.”
Earnings Enhancement Benefit. If you elected the EEB, it will continue in force after conversion, although it may be adversely affected by withdrawals under the GWBL as it is no longer eligible to increase. We will continue to deduct the charge for this benefit as long it remains in effect. See “CHARGES AND FEES” for more information.
Guaranteed Minimum Death Benefit. The GMDB that is in effect before the conversion of the GMIB to the GWBL will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups as of the Contract Date Anniversary following age 85. We will continue to deduct the charge for these benefits as long they remain in effect. See “CHARGES AND FEES” for more information. See also “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS” and “Spousal Continuation” in “DEATH BENEFITS.”
If you convert your GMIB to a GWBL on a Joint life basis, the GMDB that would otherwise have been payable at the death of the Owner (or the older joint Owner or the Annuitant or older joint Annuitant if the Contract is owned by a non-natural Owner) will be payable at the death of the second to die of the Owner and successor Owner (or both joint Annuitants if the Contract is owned by a non-natural Owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See “Annuity Maturity Date” in “ANNUITY OPTIONS.”
Annuity Maturity Date. If your Contract is annuitized at maturity, we will offer an annuity Payout Option that guarantees you will receive payments that are at least equal to what you would have received under the GWBL. Any remaining GMDB value will be transferred to the annuity payout contract as your “minimum death benefit.” The minimum death benefit will be reduced pro rata by each payment. See “Annuity Maturity Date” in “ANNUITY OPTIONS.”

Effect of Your Account Value Falling to Zero. If your Account Value falls to zero due to an Excess Withdrawal, we will terminate your Contract and you will receive no further payments or benefits. If an Excess Withdrawal results in a withdrawal that equals more than 90% of your Cash Value and the remaining amount would be less than $2,500, we may treat your request as a surrender of your Contract even if your GWBL Benefit Base is greater than zero.
However, if your Account Value falls to zero, due to a withdrawal that is not an Excess Withdrawal or due to a deduction of charges, please note the following:

•
Your Contract terminates and you will receive a supplemental contract setting forth your continuing benefits. The Owner of the Contract will be the Owner and Annuitant. The successor Owner, if applicable, will be the joint Annuitant. If the Owner is non-natural, the Annuitant and joint Annuitant, if applicable, will be the same as under your Contract;

•	If you were taking withdrawals through the Maximum Payment Plan, we will continue the scheduled withdrawal payments on the same basis;

•
If you were taking withdrawals through the Customized Payment Plan or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed Annual Withdrawal Amount for that Contract Year in a lump sum. Payment of the Guaranteed Annual Withdrawal Amount will begin on the next Contract Date Anniversary;

•	Payments will continue at the same frequency for Single or Joint Life Contracts, as applicable, or annually if automatic payments were not being made;

•
Any GMDB remaining under the original Contract will be carried over to the supplemental contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the Owner and successor Owner, if applicable, we will pay it to the beneficiary;

•	The charge for the GWBL and any enhanced death benefit will no longer apply; and

•	If at the time of your death the Guaranteed Annual Withdrawal Amount was being paid to you as a supplemental contract, your beneficiary may not elect the BCO.

Other Important Considerations. Other important considerations related to the GWBL are:

•	This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization;

•
Amounts withdrawn in excess of your Guaranteed Annual Withdrawal Amount may be subject to a Withdrawal Charge, if applicable under your Contract, as described in “CHARGES AND FEES.” In addition, all withdrawals count toward your free withdrawal amount for that Contract Year. Excess Withdrawals can significantly reduce or completely eliminate the value of the GWBL. See “Effect of Excess Withdrawals” above and “How Withdrawals Affect Your GWBL” in “WITHDRAWALS”;

•	Withdrawals are not considered as annuity payments for tax purposes. See “FEDERAL TAX CONSIDERATIONS”;

•	All withdrawals reduce your Account Value and GMDB. See “How Withdrawals are Taken from Your Account Value” and “How Withdrawals Affect Your GWBL” in “WITHDRAWALS.”;

•	If you withdraw less than the Guaranteed Annual Withdrawal Amount in any Contract Year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year;

•	The GWBL benefit terminates if the Contract is continued under the Beneficiary Continuation Option or under the Spousal Continuation feature if the spouse is not the successor Owner;

•
If you surrender your Contract to receive its Cash Value and your Cash Value is greater than your Guaranteed Annual Withdrawal Amount, all benefits under the Contract will terminate, including the GWBL benefit;

•	If you transfer ownership of the Contract, you terminate the GWBL benefit. See “Transfers of Ownership and Collateral Assignments” in “OTHER INFORMATION”;

•
If you elect GWBL on a Joint Life basis and subsequently get divorced, your divorce will not automatically terminate the Contract. For both Joint Life and Single Life Contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in “How Withdrawals Affect Your GWBL”, even if pursuant to a divorce decree; and

•
Before you name a beneficiary and if you are considering whether your joint Owner/Annuitant or beneficiary is treated as your spouse, please be advised that civil union partners and domestic partners are not treated as spouses for federal purposes; in the event of a conflict between state and federal law we follow federal law in the determination of spousal status. See “Spousal Continuation” in “DEATH BENEFITS.”

Terminating the GWBL After Conversion.
You may terminate the GWBL from your Contract after conversion from the GMIB at age 85, subject to the following restrictions:

•
You may not terminate the GWBL if there are any Withdrawal Charges in effect under your Contract, including Withdrawal Charges applicable to additional contributions. If there are no Withdrawal Charges in effect under your Contract on the Conversion Effective Date, you may terminate the GWBL at any time;

•
The GWBL will be terminated from your Contract on the date we receive your election form in Good Order. If the GWBL is terminated on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of the GWBL charge for that year, on that date;

•	If you terminate the GWBL, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under your Contract;

•	If you terminate the GWBL, you will be able to take loans from Rollover 403(b) Contracts (employer or plan approval required). See “Loans under Rollover 403(b) Contracts” in “WITHDRAWALS”: and

•
Generally, only contracts with the GWBL can have successor Owners. However, if your Contract has the GWBL with the Joint life option, the successor Owner under that Contract will continue to be deemed a successor Owner, even if you terminate the GWBL. The successor Owner will continue to have precedence over any designated beneficiary in the event of the Owner’s death.

Guaranteed Benefit Offers
From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed death or income benefits or surrendering your Contract.
If you received and accepted a past offer to terminate a guaranteed benefit, you no longer have the Standard Death Benefit or one of the enhanced death benefits available for an additional charge. Instead, you have the Return of Account Value death benefit. See “DEATH BENEFITS” for information about this death benefit.
When we make an offer, we may vary the offer amount, up or down, among the same group of Contract Owners based on certain criteria such as Account Value, the difference between Account Value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract Owners in the same group.
If you accept an offer that requires you to terminate a guaranteed benefit, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
Guaranteed Benefit Lump Sum Payment Offer. The Guaranteed Benefit Lump Sum Payment Offer is currently available under the following limited circumstances:

•	If you elected the GMIB, and the no-lapse guarantee is in effect and your Account Value falls to zero, either due to a withdrawal or due to a deduction of charges; or

•	If you elected the GMIB and it converted to a GWBL, and your Account Value falls to zero, either due to a withdrawal that is not an Excess Withdrawal or due to a deduction of charges.

We reserve the right to terminate the availability of this offer at any time. This offer is not available if you have a Rollover 403(b) Contract.

If your Account Value falls to zero, as described above, we will send you a letter which will describe the offer and the options available to you. In addition, the letter will include the following information:

•	The Guaranteed Benefit Lump Sum Payment Offer is optional;

•	The amount you will receive if you elect the Guaranteed Benefit Lump Sum Payment Offer;

•	If no action is taken, you will receive the stream of payments as promised under your Contract;

•
The amount and frequency of the stream of payments based on a single life with a maximum 10 year period certain annuity for GMIB or on the annuity option elected and applicable withdrawal rate for GWBL;

•	That the amount you will receive if you accept the Guaranteed Benefit Lump Sum Payment Offer is less than the present value of the stream of payments;

•	A description of the factors you should consider when deciding to accept the Guaranteed Benefit Lump Sum Payment Offer;

•	The reason we are making the Guaranteed Benefit Lump Sum Payment Offer; and

•	That you may elect to receive a reduced series of income payments based on joint lives and can contact Customer Service to obtain the amount of a joint life annuity.

You will have no less than 30 days from the day your Account Value falls to zero to accept the offer. If you accept the Guaranteed Benefit Lump Sum Payment Offer, you will receive the lump sum amount in a single payment.
If you accept the Guaranteed Benefit Lump Sum Payment Offer, your Contract and optional benefits will terminate, including any GMDB. If you do not make an election, we will automatically exercise your GMIB by issuing a supplemental contract using the default option described in your Contract. In the case of the GWBL, we will issue you a supplemental contract and any of the applicable benefits will continue.
We will determine the Guaranteed Benefit Lump Sum Payment Offer amount as of the day your Account Value fell to zero. The Guaranteed Benefit Lump Sum Payment Offer amount is calculated and will vary based on the factors described below.
We first determine the Contract reserves attributable to your Contract using standard actuarial calculations, which is a conservative measurement of present value. In general, the Contract reserve is the present value of future benefit payments. In determining your Contract reserve, we take into account the following factors:

•	The Owner’s/Annuitant’s life expectancy (based on gender and age);

•	The current annual payment for the GMIB, adjusted for any outstanding Withdrawal Charge or, in the case of the GWBL, the Guaranteed Annual Withdrawal Amount, in the form of a single life annuity;

•	The interest rate at the time your Account Value fell to zero; and

•	Any remaining GMDB under the GWBL feature.

The Guaranteed Benefit Lump Sum Payment Offer amount is calculated based on a percentage of the Contract reserve based on certain factors including, but not limited to, the current interest rate environment and GMIB utilization rates. We will use the percentage that is in effect at the time of your election. The percentage will range from 50% to 90% of the Contract reserve. If your Account Value falls to zero, as described above, we will notify you then when we send you the letter describing the options available to you. If you have the GMIB, your payment will be reduced, as applicable, by any annual payments made since your Account Value fell to zero. If you have the GWBL, your payment will be reduced, as applicable, by any GWBL withdrawals made under a Customized Payment Plan or Maximum Payment Plan since your Account Value fell to zero. For information on how the Guaranteed Benefit Lump Sum Payment Offer works under certain hypothetical circumstances, please see “APPENDIX H – GUARANTEED BENEFIT LUMP SUM PAYOUT OFFER HYPOTHETICAL EXAMPLE.”
In the event your account falls to zero, as described above, you should evaluate this payment offer carefully. If you elect the Guaranteed Benefit Lump Sum Payment Offer, you will no longer have the ability to receive periodic cash payments over your lifetime under the GMIB and/or the opportunity to take certain guaranteed withdrawals and keep any level of guaranteed death benefit under the GWBL. When you purchased your EFLIC Contract, you made a determination that the lifetime income stream available under the GMIB or the GWBL was important to you based on your personal circumstances. When considering this payment offer, you should consider whether you still need the benefits of an ongoing lifetime income stream, given your personal and financial circumstances.

In addition, you should consider the following factors:

•	Whether, given your state of health, you believe you are likely to live to enjoy the future income benefits provided by the GMIB or the GWBL;

•
If you have the GWBL, whether it is important for you to leave a minimum death benefit to your beneficiaries as the election of the Guaranteed Benefit Lump Sum Payment Offer will terminate any GMDB, if still in effect;

•
Whether a lump sum payment (which may be up to 50% less than the present value of the future stream of payments) is more important to you than a future stream of payments. See “APPENDIX H – GUARANTEED BENEFIT LUMP SUM PAYOUT OFFER HYPOTHETICAL EXAMPLE”; and

•	Whether there are differences in tax consequences for taking a lump sum as opposed to receiving annuity payments.

In considering the factors above, and any other factors you believe are relevant, you may wish to consult with your financial professional or other adviser.
We believe that offering this payment offer could be mutually beneficial to both us and to Contract Owners whose financial circumstances may have changed since they purchased the EFLIC Contract. If you elect the Guaranteed Benefit Lump Sum Payment Offer, you will receive a lump sum payment rather than a stream of future payments over your lifetime. We would gain a financial benefit because we anticipate that providing a lump sum payment to you will be less costly to us than paying you periodic cash payments during your lifetime. The lump sum payment offer may not be beneficial for everyone.
If you elect the Guaranteed Benefit Lump Sum Payment Offer it will be treated as a surrender of the Contract and may be taxable and subject to tax penalties. For information on tax consequences, please see the section entitled “FEDERAL TAX CONSIDERATIONS.”
The Guaranteed Benefit Lump Sum Payment Offer may not be available in all states. We may, in the future, suspend or terminate this offer, or make this offer on more or less favorable terms upon advance notice to you.

OTHER BENEFITS
Dollar Cost Averaging (“DCA”)
We offer a variety of DCA programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the Subaccounts will cause you to purchase more Units if the Unit value is low and fewer Units if the Unit value is high. Therefore, you may get a lower average cost per Unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the Guaranteed Interest Option through a DCA program.
You may not participate in any DCA program if you are participating in the Option II Rebalancing Program. Under the Option I Rebalancing Program, you may participate in any of the DCA programs except General DCA and, for Accumulator® ® PlusSM and Accumulator® SelectSM Contract Owners, the Special Money Market DCA Program for additional contributions. You may only participate in one DCA program at a time. If your GMIB converts to the GWBL at age 85, that will terminate any DCA program you have in place at the time, and may limit your ability to elect a new DCA program after conversion. See “Guaranteed withdrawal benefit for life (“GWBL”).” Also, for information on how the DCA program you select may affect certain guaranteed benefits, see “Calculating your Roll-up Benefit Base Following a Transfer” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS” and “Death Benefit Options” in “DEATH BENEFITS.”
We do not deduct a transfer charge for any transfer made in connection with our DCA programs. Not all DCA programs are available in all states. See “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for more information on state availability.
For information about DCA programs available for new contributions, see “Allocating Contributions Among the Available Investment Options” in “THE ANNUITY CONTRACT.”

General DCA Program. If your value in the Subaccount that invests in the EQ/Money Market Fund is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to any of the other available Subaccounts. Please see “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for more information on state availability or certain restrictions in your state.
You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the Contract Date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Subaccount that invests in the EQ/Money Market Fund have been transferred out. The minimum amount that we will transfer each time is $250.
If, on any transfer date, your value in the Subaccount that invests in the EQ/Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The General DCA Program will then end. You may change the transfer amount once each Contract Year or cancel this program at any time.
We may, at any time, exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.
The General DCA Program is not available if the GMIB converts to the GWBL at age 85.
Account for Special DCA. The Account for Special DCA is only available to Accumulator® and Accumulator® EliteSM Contract Owners. Under this program, you may choose to allocate all or a portion of any eligible contribution to the Account for Special DCA. Contributions into the Account for Special DCA may not be transfers from other investment options. Your initial allocation to any Account for Special DCA time period must be at least $2,000 and any additional contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as “enhanced rate dollar cost averaging.”
You may have your value in the Account for Special DCA transferred to any of the Subaccounts available under your Contract. We will transfer amounts from the Account for Special DCA into the Subaccounts over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact us. Contribution(s) made to an Account for Special DCA will be credited with the then current interest rate on the date the contribution is received by the Company for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the Subaccounts, or, if you wish, we will continue to use the selection that you have previously made. Currently, your value in the Account for Special DCA will be transferred from the Account for Special DCA into the Subaccounts on a monthly basis. We may offer this program in the future with transfers on a different basis.
We will transfer all amounts out of the Account for Special DCA by the end of the chosen time period. The transfer date will be the same day of the month as the Contract Date, but not later than the 28th day of the month. The first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the Account for Special DCA, but not later than the 28th day of the month. If the transfer date is later than the 28th day of the month, then the transfer date will be the 28th day of the month.
If you choose to allocate only a portion of an eligible contribution to the Account for Special DCA, the remaining balance of that contribution will be allocated to the Subaccounts and/or Guaranteed Interest Option according to your instructions.
The only transfers that will be made from the Account for Special DCA are your regularly scheduled transfers to the Subaccounts. No amounts may be transferred from the Account for Special DCA to the Guaranteed Interest Option. If you request to transfer or withdraw any other amounts from the Account for Special DCA, we will transfer all of the value that you have remaining in the Account for Special DCA to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.
The Account for Special DCA Program is not available if the GMIB converts to the GWBL at age 85.

Account for Special Money Market DCA Program. The Account for Special Money Market DCA program is only available to Accumulator® PlusSM and Accumulator® SelectSM Contract Owners. You may dollar cost average from the Account for Special Money Market DCA option (which is part of the EQ/Money Market investment option) into any of the other Subaccounts. Please see “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.”
You may elect to participate in a 3, 6 or 12 month program at any time subject to the age limitation on contributions described in this Prospectus.
Contributions into the Account for Special Money Market DCA must be new contributions. In other words, you may not make transfers from amounts allocated in other Subaccounts to initiate the program. You must allocate your entire initial contribution into the Account for Special Money Market DCA if you are selecting the program at the time you apply for your Contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.
Each month, we will transfer your amounts in the Account for Special Money Market DCA into the other Subaccounts you select. Once the time period you selected has expired, you may then select to participate in the Special Money Market DCA program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the Account for Special Money Market DCA to the Subaccounts, or, if you wish, we will continue to use the selection that you have previously made.
Currently, the monthly transfer date from the Account for Special Money Market DCA option will be the same as your Contract Date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.
The only amounts that should be transferred from the Account for Special Money Market DCA option are your regularly scheduled transfers to the Subaccounts. If you request to transfer or withdraw any other amounts from the Account for Special Money Market DCA, we will transfer all of the value you have remaining in the Account to the Subaccounts according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.
The Account for Special Money Market DCA Program is not available if the GMIB converts to the GWBL at age 85.
Fixed-Dollar DCA Program. Under this program you may elect to have a fixed-dollar amount transferred out of the Guaranteed Interest Option and into the Subaccounts of your choice. Only certain Subaccounts are available if the GMIB converts to the GWBL at age 85. Please see “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.” Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the Guaranteed Interest Option have been transferred out.
In order to elect the Fixed-Dollar DCA program, you must have a minimum of $5,000 in the Guaranteed Interest Option on the date we receive your election form. The transfer date will be the same calendar day of the month as the Contract Date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the Account for Special DCA that is available for additional contributions (available in Accumulator® and Accumulator® EliteSM Contracts only), the Fixed-Dollar DCA program does not offer enhanced rates. Also, this program is subject to the Guaranteed Interest Option transfer limitations described above. While the program is running, any transfer that exceeds those limitations will cause the program to end for that Contract Year. You will be notified. You must send in a request form to resume the program in the next or subsequent Contract Years.
If, on any transfer date, your value in the Guaranteed Interest Option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each Contract Year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.

Interest Sweep DCA Program. Under this program, you may elect to have monthly transfers from amounts in the Guaranteed Interest Option into the Subaccounts of your choice. Only certain Subaccounts are available if the GMIB converts to the GWBL at age 85. Please see “APPENDIX A – FUNDS AVILABLE UNDER THE CONTRACT.” The transfer date will be the last Business Day of the month. The amount we will transfer will be the interest credited to amounts you have in the Guaranteed Interest Option from the last Business Day of the prior month to the last Business Day of the current month. You must have at least $7,500 in the Guaranteed Interest Option on the date we receive your election. We will automatically cancel the Interest Sweep DCA program if the amount in the Guaranteed Interest Option is less than $7,500 on the last day of the month for two months in a row. For the Interest Sweep DCA program, the first monthly transfer will occur on the last Business Day of the month following the month that we receive your election form. We may, at any time, exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.
Automatic Rebalancing
We currently offer two automatic rebalancing programs that you can use to reallocate your Account Value among your investment options. Under Option I you can rebalance your Account Value among the Subaccounts. Under Option II you can rebalance among the Subaccounts and the Guaranteed Interest Option.
To enroll in one of our automatic rebalancing programs, you must notify us in writing or through the Venerable client portal and tell us:

•	The percentage you want invested in each investment option (whole percentages only), and

•	How often you want the rebalancing to occur (quarterly, semiannually, or annually on a Contract Year basis).

Unless requested otherwise, automatic rebalancing will occur on the same day of the month as the Contract Date. If a Contract is established after the 28th, automatic rebalancing will occur on the first Business Day of the month following the Contract Date. If you elect quarterly automatic rebalancing, the rebalancing in the last quarter of the Contract Year will occur on the Contract Date Anniversary.
You may elect or terminate the automatic rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the automatic rebalancing program, it will remain in effect until you instruct us to terminate the program. Additionally, the automatic rebalancing program will terminate if you request an investment option transfer separate from those made through the automatic rebalancing program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to us. Termination requests can be made online through the Venerable client portal. See “How to reach us” in “The Company.” There is no charge for the rebalancing feature.
Automatic Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the automatic rebalancing program with your financial professional before electing to participate in the program.
While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your Account Value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the Subaccounts and to limit the number of Subaccounts which you may elect.
If you select Option II, you will be subject to our rules regarding transfers from the Guaranteed Interest Option to the Subaccounts. These rules are described above. Under Option II, a transfer into or out of the Guaranteed Interest Option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.
You may not elect Option I if you are participating in the General DCA program. You may not elect Option II if you are participating in any DCA program. If your GMIB converts to the GWBL at age 85, that will terminate any rebalancing program you have in place at the time. See “GWBL” in “WITHDRAWALS.” You may elect a new rebalancing program after your current rebalancing program is terminated by this event.
If you elect a benefit that limits your Subaccounts, those limitations will also apply to the automatic rebalancing programs.

Automatic Withdrawals
Automatic Payment Plans (Only for Contracts with GWBL)
You may take automatic withdrawals under either the Maximum Payment Plan or the Customized Payment Plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly, semi-annual or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next Contract Date Anniversary.
You may elect either the Maximum Payment Plan or the Customized Payment Plan at any time after your GMIB converts to the GWBL. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your Contract Date Anniversary.
Maximum Payment Plan. Our Maximum Payment Plan provides for the withdrawal of the Guaranteed Annual Withdrawal Amount in scheduled payments. The amount of the withdrawal will increase on Contract Date Anniversaries with an Annual Ratchet.
If you elect the Maximum Payment Plan and start monthly or quarterly payments after the beginning of a Contract Year, the payments you take that year will be less than your Guaranteed Annual Withdrawal Amount.
If you take a partial withdrawal while the Maximum Payment Plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next Contract Date Anniversary.
Customized Payment Plan. Our Customized Payment Plan provides for the withdrawal of a fixed amount not greater than the Guaranteed Annual Withdrawal Amount in scheduled payments. The amount of the withdrawal will not be increased on Contract Date Anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.
It is important to note that if you elect the Customized Payment Plan and start monthly or quarterly withdrawals after the beginning of a Contract Year, you could select scheduled payment amounts that would cause an Excess Withdrawal. If your selected scheduled payment would cause an Excess Withdrawal, we will notify you. As discussed elsewhere in this Prospectus, Excess Withdrawals may significantly reduce the value of the GWBL benefit. See “GWBL” in “OPTIONAL LIVING BENEFITS.”
If you take a partial withdrawal while the Customized Payment Plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next Contract Date Anniversary.
Systematic Withdrawals (All Contracts except Inherited IRA and Qualified Contracts)
You may elect to take systematic withdrawals at any time, except if the GMIB has converted to the GWBL at age 85. You may take systematic withdrawals of a particular dollar amount or a particular percentage of your Account Value. (Rollover 403(b) Contracts may have restrictions and employer or plan approval is required.)
You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your Account Value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.
If the Withdrawal Charges on your Contract have expired, you may elect a systematic withdrawal option in excess of the Account Value percentages described above, up to 100% of your Account Value. However, if you elect a systematic withdrawal option in excess of these limits, and make an additional contribution to your Contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.
If you have guaranteed benefits based on a Roll-up Benefit Base and your aggregate systematic withdrawals during any Contract Year exceed your Roll-up rate multiplied by your guaranteed benefit base as of your most recent Contract Date Anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”

If you elect our systematic withdrawal program, you may request to have your withdrawals made on any day of the month, subject to the following restrictions:

•	You must select a date that is more than three calendar days prior to your Contract Date Anniversary; and

•	You cannot select the 29th, 30th or 31st.

If you do not select a date, we will make the withdrawals the same day of the month as the day we receive your request to elect the program, subject to the same restrictions listed above.
You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each Contract Year. However, you may not change the amount or percentage in any Contract Year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. You may not elect to start taking systematic withdrawals if the GMIB has converted to the GWBL at age 85.
For all Contracts except Accumulator® SelectSM, systematic withdrawals are not subject to a Withdrawal Charge, except to the extent that, when added to a partial withdrawal previously taken in the same Contract Year, the systematic withdrawal exceeds the 10% free withdrawal amount.
If you are taking systematic withdrawals at the time the GMIB converts to the GWBL at age 85, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess Withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan in connection with the conversion to the GWBL.
If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.
Substantially Equal Withdrawals (Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA Contracts)
You may elect to take substantially equal withdrawals at any time before age 59½. We offer our ‘‘substantially equal withdrawals option’’ to allow you to receive distributions from your Account Value without triggering the 10% additional federal income tax, which normally applies to distributions made before age 59½. See ‘‘FEDERAL TAX CONSIDERATIONS’’. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a Withdrawal Charge may apply (if applicable under your Contract). Once you begin to take substantially equal withdrawals, you should not:

•	Stop them;

•
Change the pattern of your withdrawals (e.g., take an additional partial withdrawal) because you could become liable for the 10% additional federal tax that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the tax; or

•	Contribute any more to the Contract until after the later of age 59½ or five full years after the first withdrawal.

If you have guaranteed benefits based on a Roll-up Benefit Base and your aggregate substantially equal withdrawals during any Contract Year exceed your Roll-up rate multiplied by your guaranteed benefit base as of your most recent Contract Date Anniversary, your benefit base will be reduced on a pro rata basis and could result in a benefit base reduction that is greater than the withdrawal amount. See “How Withdrawals affect your GMIB and GMDB” in “WITHDRAWALS.”
In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.
We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your Contract Date Anniversary. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the Contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the Contract. We will calculate the new withdrawal amount.

For all Contracts except Accumulator® SelectSM, substantially equal withdrawals that we calculate for you are not subject to a Withdrawal Charge, except to the extent that, when added to a partial withdrawal previously taken in the same Contract Year, the substantially equal withdrawal exceeds the free withdrawal amount (see “10% Free Withdrawal Amount” in “CHARGES AND FEES”).
Also, the substantially equal withdrawal program is not available if the GMIB has converted to the GWBL at age 85.
If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit.
Lifetime Required Minimum Distribution (“RMD”) Withdrawals (Rollover IRA, Flexible Premium IRA and Rollover 403(b) Contracts only — See “FEDERAL TAX CONSIDERATIONS” for more information.)
We offer our automatic required minimum distribution (“RMD”) service to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a Withdrawal Charge may apply (if applicable under your Contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected an optional benefit with a Roll-up Benefit Base, and amounts withdrawn from the Contract to meet RMDs exceed your Roll-up rate multiplied by your guaranteed benefit base as of your most recent Contract Date Anniversary, your benefit base will be reduced on a pro rata basis and could result in a guaranteed benefit base reduction that is greater than the withdrawal amount. If you are over age 85, your enhanced death benefit bases will no longer be eligible to increase. Any withdrawals after your 85th birthday will permanently reduce the value of your benefit. See “How Withdrawals affect your GMIB and GMDB”) in “WITHDRAWALS.”
Also, the actuarial present value of additional Contract benefits must be added to the Account Value in calculating RMD withdrawals from 403(b) and IRA Contracts, which could increase the amount required to be withdrawn. Please refer to ‘‘FEDERAL TAX CONSIDERATIONS.”
The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See “Required minimum distributions” in “FEDERAL TAX CONSIDERATIONS” for your specific type of retirement arrangement.
See “Lifetime Required Minimum Distributions (401(a), 401(k), 403(b), and IRAs) in “FEDERAL TAX CONSIDERATIONS.” for a discussion of the “applicable age” by which RMDs must begin. We will send a form outlining the distribution options available in the year you reach the “applicable age” if you have not begun your annuity payments before that time.
We do not impose a Withdrawal Charge on RMD withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same Contract Year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that Withdrawal Charges do not apply to Accumulator® SelectSM Contracts.
Under Rollover 403(b) Contracts, you may not elect our automatic RMD service if a loan is outstanding.
For Contracts with GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess Withdrawal.
If you elect either the Maximum Payment Plan or the Customized Payment Plan AND our automatic RMD service, we will make an extra payment, if necessary, in December, prior to the end of the calendar year, that will equal your lifetime RMD less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime RMD payment will not be treated as Excess Withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime RMD and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawals may cause an Excess Withdrawal and may be subject to a Withdrawal Charge (if applicable under your Contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next Contract Date Anniversary. Further, your GWBL Benefit Base and Guaranteed Annual Withdrawal Amount may be reduced. See “Effect of Excess Withdrawals” in “OPTIONAL LIVING BENEFITS.”

If you elect our automatic RMD service and elect to take your Guaranteed Annual Withdrawal Amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, in December, prior to the end of the calendar year, that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed Annual Withdrawal Amount, but not your RMD amount, that partial withdrawal will be treated as an Excess Withdrawal, as well as any subsequent partial withdrawals made during the same Contract Year. However, if by the date of your December automatic RMD payment your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess Withdrawal.
If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the GMIB is converted to the GWBL at age 85, we will make a payment, if necessary, in December, prior to the end of the calendar year, that will equal your RMD less all withdrawals made through November 30th and any scheduled December systematic withdrawal payment. If by December 1st, or by the date of any scheduled December systematic withdrawal payment, your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal.
For Contracts with GMIB. Cumulative withdrawals, including RMD payments using our automatic RMD service, will reduce your GMIB benefit base on a pro rata basis. See “How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”
Owners of IRA and 403(b) Contracts generally should not reset the Roll-up Benefit Base if lifetime RMDs must begin before the end of the new exercise waiting period. See “OPTIONAL LIVING BENEFITS.”
Dollar-for-Dollar Withdrawal Service
If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.
Withdrawals under the Dollar-for-Dollar Withdrawal Service will continue, even if your Account Value is low, until you terminate the service by notifying us in writing. If your Account Value is low and you have guaranteed benefits, you should consider ending the Dollar-for-Dollar Withdrawal Service. Except in certain circumstances, if your Account Value falls to zero, your Contract and any guaranteed benefits will be terminated. See “Effect of Your Account Value Falling to Zero” in “The ANNUITY CONTRACT” section of this prospectus for more information.
We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your Contract Date Anniversary.
There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.
You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to:

•	Preserve the Roll-up Benefit Base as of the last Contract Date Anniversary (or the benefit base as of the withdrawal transaction date); or

•	Take the full dollar-for-dollar withdrawal amount available under the Contract to avoid a pro rata reduction of the guaranteed benefit base.

Roll-up Benefit Base Preservation. You can request a withdrawal that will preserve the Roll-up Benefit Base as of the last Contract Date Anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate times the last Contract Date Anniversary benefit base. This calculation results from the fact that the Roll-up Benefit Base rolls up daily. If a withdrawal is taken on any day prior to the last day of the Contract Year, the daily Roll-up rate will be applied going forward to the reduced benefit base. Therefore, the benefit base is only fully increased by an annual amount that equals the Roll-up rate times the prior Contract Date Anniversary benefit base if there have been no withdrawals during that year.

Because the Roll-up Benefit Base no longer rolls up after age 85, any withdrawals you take after age 85 will always reduce your benefit base. If you wish to preserve your Roll-up Benefit Base, you must stop taking withdrawals after age 85. For more information about the impact of withdrawals on your guaranteed benefits after age 85, see ‘‘How Withdrawals Affect Your GMIB and GMDB” in “WITHDRAWALS.”
If you request a withdrawal calculation that preserves your Roll up Benefit Base, the Dollar-for-Dollar Withdrawal Service adjusts for investment options to which a 3% Roll-up rate applies (the EQ/Money Market option, except amounts allocated to the Account for Special Money Market DCA (if applicable), the Guaranteed Interest Option, and the loan reserve account under Rollover 403(b)) (the “lower Roll-up options”). If you want to preserve your Roll-up Benefit Base and you elected a guaranteed benefit that provides a 6% (or greater) roll-up, allocations of Account Value to any lower Roll-up option will generally reduce the amount of withdrawals under the Dollar-for-Dollar Withdrawal Service.
Full Dollar-for-Dollar Withdrawals. You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next Contract Date Anniversary to be lower than the prior Contract Date Anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent Contract Years. The reduction in the full dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year’s annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base by the amount of the withdrawal and never more than the withdrawal amount.
If you are over age 85, your Roll-up Benefit Base is no longer credited with the annual Roll-up rate, so even withdrawals based on the full dollar-for-dollar calculation will significantly reduce the value of your benefit. Every withdrawal you take will permanently reduce your Roll-up Benefit Base by at least the full amount of the withdrawal.
Loans under Rollover 403(b) Contracts
Loans under a Rollover 403(b) Contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our automatic RMD service or if the GWBL option is in effect.
If you elected the GMIB and there is a loan outstanding under a Rollover 403(b) Contract on the Conversion effective date or the Conversion transaction date, the GMIB cannot convert to the GWBL. If you want to convert your GMIB to the GWBL, you must pay off the loan before the Conversion effective date. See “Guaranteed Withdrawal Benefit for Life (“GWBL”)” in “BENEFITS AVAILABLE UNDER THE CONTRACT.”
Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.
A loan will not be treated as a taxable distribution unless:

•	It exceeds limits of federal income tax rules;

•	Interest and principal are not paid when due; or

•	In some instances, service with the employer terminates.

Taking a loan in excess of the Tax Code limits may result in adverse tax consequences.
Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is the lowest of:

•	The greater of:

○	50% of your Cash Value, less any outstanding loan balance; or

○	$10,000 less any outstanding loan balance;

•	$50,000 less the highest outstanding loan balance in the last 12 months; or

•	The greater of:

○	90% of your Cash Value; or

○	Your Cash Value less $2,500.

The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term may be up to 15 years. The term may not extend beyond the earliest of:

•	The date annuity payments begin;

•	The date the Contract terminates; and

•	The date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover 403(b) Contract will be processed on the Business Day on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate is currently set at 6%. Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for any state rules that may affect loans from a 403(b) Contract.
Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.
Loan reserve account. On the date your loan is processed, we will transfer the amount of your loan to the “loan reserve account.” Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the Subaccounts and the Guaranteed Interest Option. If those amounts are insufficient, we will deduct all or a portion of the loan from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts). Amounts held in the loan reserve account do not participate in the investment experience of the Subaccounts or any other investment option under the Contract and, therefore, may affect your Account Value and death benefit whether or not the loan is repaid.
For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator® PlusSM Contracts, loan repayments are not considered contributions and therefore are not eligible for additional Credits.
If you elected a guaranteed benefit that provides a 6% (or greater) roll-up, a loan will effectively reduce the growth rate of your guaranteed benefits because the Roll-up to Age 85 benefit base rolls up at 3% with respect to amounts allocated to the loan reserve account. For more information, see “Death Benefit Options” in “DEATH BENEFITS” and “Calculating Your Roll-up Benefit Base Following a Transfer” in “TRANSFERS AMONG YOUR INVESTMENT OPTIONS.”
Repayment. You are required to establish a repayment schedule when initiating a loan. Repayment terms may vary but will end at the end of the term of the loan. When you initiate a loan, a repayment amount is determined and you choose whether to repay the loan over the term on a monthly or quarterly basis. Once chosen, your repayment term and frequency cannot be changed. You may always pay more than the agreed upon repayment amount, and you may pay off the loan before the end of its term.
Loan repayments received will reduce the outstanding loan balance and such amounts, net of loan interest, will be transferred on a pro rata basis from the loan reserve account to the investment options in which your Account Value is then allocated.
Past Due Loans. A loan will become past due when a scheduled payment has not been received. Any loan payments made on a past due loan will apply to the oldest delinquent payment first for the purposes of avoiding defaulting on the loan. Any amount past due for more than three months will cause the loan to be in default.

Defaulted Loans. When a loan is in default the outstanding loan amount, including accrued interest, is treated as a normal disbursement for tax purposes and will be reported as a taxable distribution to the IRS. The distribution may be subject to tax penalties under Tax Code. If you have defaulted on a loan, interest will continue to accumulate on the balance until the loan is paid or you have a distributable event. Additionally, certain other tax rules apply to distributions from the Contract. See “FEDERAL TAX CONSIDERATIONS – Taxation of Qualified Contracts” for additional information.
Withdrawals to Repay a Loan. You may take a withdrawal from your Contract to make a loan payment or repay a loan that is in default, but any such withdrawal will be subject to the normal consequences of a withdrawal, including possible Withdrawal Charges. We cannot apply any amount withdrawn directly to a loan repayment. Rather, you will need to take the withdrawal and return the loan payment to us with a personal check or in another accepted method of payment.

FEDERAL TAX CONSIDERATIONS
Introduction
The Contract described in this Prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;

•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this Prospectus;

•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and

•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract. When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Tax Code that apply to your tax concerns.
We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.
Types of Contracts: Nonqualified or Qualified
The Contract described in this Prospectus may be purchased on a non-tax-qualified basis (Nonqualified Contracts) or on a tax-qualified basis (Qualified Contracts).
Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified retirement plans or arrangements. You may not deduct the amount of your contributions to a Nonqualified Contract. Rather, Nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.
Qualified Contracts. Qualified Contracts are designed for use by individuals whose contributions are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(b), 408, or 408A of the Tax Code. Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

Taxation of Credits
The tax basis of your Contract, also referred to as your investment in the Contract, does not include Credits received under an Accumulator® PlusSM Contract.
Taxation of Nonqualified Contracts
Taxation of Gains Prior to Distribution or Annuity Starting Date
General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a Nonqualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:

•
Diversification. Tax Code Section 817(h) requires that in a Nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The separate account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control. Although earnings under Nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Post-Death Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them, if necessary, to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract. If the Owner of the Contract is not a natural person (in other words, is not an individual), a Nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract value over the “investment in the Contract” (generally, the contributions or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural owner should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions
General. When a withdrawal from a Nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract value (unreduced by the amount of any Withdrawal Charge) immediately before the distribution over the contract owner’s investment in the Contract at that time. Investment in the Contract is generally equal to the amount of all contributions to the Contract, plus amounts previously included in your gross income as the result of certain loans, if available, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the Contract.
10% Additional Tax. A distribution from a Nonqualified Contract may be subject to an additional tax equal to 10% of the amount treated as income. In general, however, there is no additional tax on distributions:

•	Made on or after the taxpayer reaches age 59½;

•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);

•	Attributable to the taxpayer becoming disabled as defined in the Tax Code;

•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% additional tax does not apply to distributions from a Nonqualified Contract that is an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the 10% additional tax.
Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment, or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.
If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:

•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;

•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;

•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and

•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to a 10% additional tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.
Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each additional annuity payment is subject to tax as ordinary income.
Annuity contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.
Death Benefits. Subject to the Tax Code section 72(s), as applicable, amounts may be distributed from a Nonqualified Contract because of your death or the death of the annuitant. Different distribution requirements apply if your death occurs:

•	On or after you begin receiving annuity payments under the Contract; or

•	Before you begin receiving such distributions.

If your death occurs on or after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.
If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025. However, if distributions begin within one year of your death to a designated beneficiary, then payments may be made over one of the following timeframes:

•	Over the life of the designated beneficiary; or

•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract Owner. For this purpose, a “designated beneficiary” is an individual designated as a beneficiary by the Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies or is changed, the same rules apply as outlined above for the death of the Contract Owner.
Generally, amounts distributed from a Contract because of your death or the death of the Annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or

•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the Contract value and receive payments.
If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the Annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:

•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a death benefit that may exceed the greater of the contributions and the Account Value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.
Collateral Assignments, Pledges, Gratuitous Transfers, and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the Contract value of a Nonqualified Contract is treated as a distribution of such amount or portion. If the entire Contract value is pledged or collaterally assigned, additional increases in the Contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).
If an owner transfers a Nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.
The designation of an Annuitant or payee other than an Owner may result in certain tax consequences to you that are generally not discussed herein.
Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other transactions, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts. Tax laws require that all Nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.
Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from Nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.
Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.
Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.
If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies.
If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract. We may require additional documentation prior to processing any requested transaction.
Taxation of Qualified Contracts
Eligible Retirement Plans and Programs
The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:

•
Sections 401(a) and 401(k) Plans. Sections 401(a) and 401(k) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the contributions made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement; and

•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contract described in this Prospectus for qualification as an IRA or Roth IRA, as applicable, and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRA or Roth IRA, as applicable, qualification requirements.

The Company may offer or may have offered the Contract for use with certain other types of plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA.
Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan. Individuals may convert an IRA to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.  For tax years beginning after December 31, 2023, a distribution from a 529 account, established under a state 529 qualified tuition program, may be transferred tax-free via a direct trustee-to-trustee transfer to a Roth IRA maintained for the 529 account’s designated beneficiary. The maximum amount that may be transferred tax-free in any year cannot exceed the Roth IRA contribution limit for the 529 account’s designated beneficiary, and the aggregate amount for all years may not exceed $35,000.
A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made. Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS.
Limits on IRA and Roth IRA Rollovers. You may roll over a distribution from an IRA to an IRA only once in any 12-month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
Taxation
The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract and the specific terms and conditions of the Qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on income phase (i.e., annuity) payments from a Qualified Contract, depends upon the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.
Adverse tax consequences may result from:

•	Contributions in excess of specified limits;

•	Distributions before age 59½ (subject to certain exceptions);

•	Distributions that do not conform to specified commencement and minimum distribution rules; and

•	Certain other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this Prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs.  Contract Owners, sponsoring employers, participants, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.
Contract Owners, sponsoring employers, participants, Annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law, including any applicable non-discrimination rules under the Tax Code.  Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this Prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified agent/registered representative taking into account the additional fees and expenses you may incur in an annuity.
Contributions
In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.
401(a), 401(k), and 403(b) Plans. The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $69,000 (2024). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125, 132(f)(4), or 457.
This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $23,000 (2024). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.
Contributions to your account(s) will generally be excluded from your gross income unless contributed to a designated Roth account in the plan.
Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount not to exceed the lesser of:

•	$7,500 (2024); or

•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2024, the contribution to your traditional IRA generally cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000.  Both of these contribution limits are subject to annual adjustments for cost-of-living increases.  Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.
You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2024, the contribution to a Roth IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000.  Both of these contribution limits are subject to annual adjustments for cost-of-living increases.  The amount you can contribute to a Roth IRA is generally reduced by the amount of any contributions you make to an individual retirement plan for your benefit. Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Your employer generally may establish a SIMPLE IRA for you if your employer has 100 or fewer employees and maintains no other qualified retirement plan. You may make elective deferrals to a SIMPLE IRA by reducing your salary up to a limit. For 2024, the limit is $16,000. If you are age 50 or older, you can make an additional catch-up deferral of $3,500. Both of these contribution limits are subject to annual adjustments for cost-of-living increases. Each year, your employer must contribute either (1) a matching contribution equal to your salary reduction (not including any additional catch-up deferral) up to a limit of 3% of your compensation or (2) a nonelective contribution equal to 2% of your compensation, not to exceed a limit, provided you earn at least $5,000. For 2024, the limit is $345,000, adjusted annually for cost-of-living increases thereafter. For taxable years beginning after 2023, in the case of an employer with 25 or fewer employees, the limits on employee deferrals and catch-up deferrals are increased to 110% of the limits that would otherwise apply. These limits are subject to annual adjustments for cost-of-living increases. Employers with 26 to 100 employees may elect to apply the higher limits but must then provide an increased matching contribution of up to 4% (instead of 3%) or a nonelective contribution of up to 3% (instead of 2%). The increased limits apply only if the employer did not maintain a 401(a), 401(k), 403(a), or 403(b) plan during the three taxable years immediately preceding the first year of the SIMPLE plan for substantially the same eligible employees.
Your employer may establish a SEP IRA for each eligible employee. Employer contributions cannot exceed the lesser of (1) 25% of your compensation or (2) a specified limit. For 2024, the limit is $69,000.
Distributions − General
Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.
Section 401(a), 401(k), and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:

•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code;

•	The distribution is a qualified distribution from a designated Roth account; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

A distribution is an eligible rollover distribution unless it is:

•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);

•	A hardship withdrawal; or

•	Otherwise recognized under applicable regulations as not eligible for rollover.

Traditional IRAs. All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:

•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or

•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of a distribution from a qualified Contract.

Exceptions to the 10% additional tax apply if:

•	You have attained age 59½;

•	You have become disabled, as defined in the Tax Code;

•	You have died and the distribution is to your beneficiary;

•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•	The distribution is paid directly to the government in accordance with an IRS levy;

•	The distribution is a qualified reservist distribution as defined under the Tax Code;

•	The distribution is a qualified birth or adoption distribution;

•	The distribution is an emergency personal expense distribution;

•	The distribution is an eligible distribution to a domestic abuse victim;

•	The distribution is made to an employee who is a terminally ill individual;

•	The distribution is eligible for relief extended to victims of certain natural disasters; or

•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).

Additional exceptions may apply to distributions from a traditional or Roth IRA if:

•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);

•	The distributions are not more than your qualified higher education expenses; or

•	You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:

•	You have separated from service with the plan sponsor at or after age 55;

•
You are a qualified public safety employee or a private sector firefighter taking a distribution from a governmental plan or from a qualified plan, a 403(a) plan, or a 403(b) contract and you separated from service after age 50;

•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or

•	The distribution is a distribution from a pension-linked emergency savings account as defined in the Tax Code.

The Tax Code may provide other exceptions or impose other additional taxes in other circumstances. You should consult your tax adviser regarding whether an exception applies in your circumstances.
Roth IRAs. A qualified distribution from a Roth IRA is not includible in gross income. A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:

•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and

•	It is:

○	Made on or after the date on which the owner attains age 59½;

○	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;

○	Attributable to the owner being disabled (within the meaning of the Tax Code); or

○	A qualified first-time homebuyer distribution (within the meaning of the Tax Code).

If a payment or a distribution from a Roth IRA is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above.
Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account under a qualified plan.

Distributions − Eligibility
Distributions generally may occur only upon the occurrence of certain events. The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution from the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans. You should consult your plan administrator to determine if you are eligible to take a distribution from your plan.
401(a) Pension Plans, 401(k) Plans, and 403(b) Plans. Subject to the terms of your plan, distributions generally may occur only upon:

•	Retirement;

•	Death;

•	Disability;

•	Severance from employment;

•	Attainment of age 59½;

•	Termination of the plan; or

•	Meeting other circumstances as allowed by federal law, regulations, or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code. For 401(k) and 403(b) Plans, distributions generally may occur upon financial hardship.
If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions that generally apply to 403(b)(7) accounts under the Tax Code.
Before we process a withdrawal request we generally are required to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.
Lifetime Required Minimum Distributions (non-Roth 401(a), 401(k), 403(b) and IRAs)
To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•	The start date for distributions;

•	The time period in which all amounts in your Contract(s) must be distributed; and

•	Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the “applicable age” or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:

•
Under 401(a), 401(k), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain the applicable age; or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Applicable Age. The “applicable age” for purpose of starting required minimum distributions is:

If you were born…	Your “applicable age” is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73*
After 1958*	75*
*	If you were born in 1959, you should consult your tax adviser regarding your “applicable age,” because it is not clear under SECURE 2.0 whether your “applicable age” is age 73 or age 75.

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:

•	Over your life or the joint lives of you and your designated beneficiary; or

•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of the last valuation date, as applicable, of the preceding year by the applicable denominator. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit.
If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made might need to be accelerated at the end of the maximum allowed period (or otherwise modified after your death if permitted under federal tax law and by the Company) in order to comply with the post-death distribution requirements (described below).
25% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. The excise tax is reduced to 10% if a taxpayer receives a distribution during the “correction window” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. In certain circumstances this excise tax may be waived by the IRS.
Roth IRAs and Designated Roth Accounts. Required minimum distributions are not applicable to Roth IRAs during your lifetime. For taxable years beginning on or before December 31, 2023, required minimum distributions during your lifetime were applicable to designated Roth accounts under 401(k) and 403(b) plans. Further information regarding required minimum distributions may be found in your Contract.  For taxable years beginning after December 31, 2023, lifetime minimum distributions are no longer required for designated Roth accounts under 401(k) and 403(b) plans. Required minimum distributions must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.
Required Distributions upon Death (401(a), 401(k), 403(b), IRAs and Roth IRAs)
Upon your death under a Qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your Qualified Contract shall be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.
Death before Your Required Beginning Date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin the end of the calendar year following the year  of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.
Death on or after Your Required Beginning Date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and beneficiaries that are not individuals.

Spousal Continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
Certain transition rules may apply. Please consult your tax adviser.
The minimum distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You should consult a professional tax adviser for tax advice as to your particular situation.
Withholding
In general, the withholding rules described above for Nonqualified Contracts also apply to Qualified Contracts. In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.
401(a), 401(k), and 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distribution to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.
Assignment and Other Transfers
401(a), 401(k), and 403(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:

•	A plan participant as a means to provide benefit payments;

•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);

•	The Company as collateral for a loan, if available; or

•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract (other than a transfer incident to a divorce or separation instrument in accordance with Tax Code Section 408(d)(6)) to any person other than the Company. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.  If you borrow any money under, or by use or assignment of, your IRA, the IRA will lose its tax-favored status, and you will be required to include in your gross income the fair market value of your IRA as of the first day of the tax year in which the borrowing, pledge, or assignment occurred. You may also be required to pay a 10% early distribution additional tax.
Tax Consequences of Living Benefits and Enhanced Death Benefits
Taxation of lifetime withdrawals under the GWBL. We treat any withdrawals under the Contract as non-annuity payments for income tax purposes. (This includes guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date.)
Earnings Enhancement Benefit (“EEB”). In order to enhance the amount of the death benefit to be paid at the Owner’s death, you may have purchased an EEB rider for your Nonqualified Contract.
Although we regard this benefit as an investment protection feature which is part of the Contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the EEB rider is not part of the Contract. In such a case, the charges for the EEB rider could be treated for federal income tax purposes as a partial withdrawal from the Contract. If this were so, such a deemed withdrawal could be taxable, and for Contract Owners under age 591/2, also subject to a 10% additional tax. Were the IRS to take this position, the Company would take all reasonable steps to attempt to avoid this result, which could include amending the Contract (with appropriate notice to you).

Enhanced Death Benefits. The Contract offers a death benefit that may exceed the greater of contributions and the Account Value. It is possible that the IRS could characterize such a death benefit as other than an incidental death benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available death benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract. Please consult your legal and/or tax adviser about the tax consequences of enhanced death benefits.
Same-Sex Marriages
If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under a living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. Please consult your tax and/or legal adviser for further information about this subject.
Possible Changes in Taxation
Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.
Taxation of the Company
We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.
We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the Separate Account before being used by the Company.
In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your Contract value invested in the Subaccounts.

OTHER INFORMATION
About Our General Account
No financial institution, brokerage firm or insurance agency has any liability with respect to a Contract’s Account Value or any guaranteed benefits with which the Contract was issued (such as optional death benefits or living benefits). The Company is solely responsible to the Contract Owner for the Contract’s Account Value and such guaranteed benefits. The general obligations and any guaranteed benefits under the Contract are supported by the Company’s general account and are subject to the Company’s claims paying ability and financial strength. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular Contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and speak with your financial representative. For Accumulator® PlusSM Contracts, Credits allocated to your Account Value are funded from our general account.
The general account is subject to regulation and supervision by the Iowa State Insurance Division and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the Contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.
The disclosure with regard to the general account, is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Reports to Contract Owners
We confirm purchase, transfer, and withdrawal transactions in compliance with applicable regulatory requirements. We may also send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the Account Value, Cash Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Account Value and reflects the amounts deducted from or added to the Account Value. We request that you notify us within 30 days of any error in reports you receive from us. We will notify you when any shareholder reports of the Funds in which Separate Account EQ invests are available. We will also send any other reports, notices or documents we are required by law to furnish to you.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:

•	On any Business Day when the New York Stock Exchange (“NYSE”) is closed (except customary weekend and holiday closings);

•	When an emergency exists as determined by the SEC; or

•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.
Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.
In Case of Errors in Your Application
If an age or gender given in the application or enrollment form for the EFLIC Contract is misstated, the amounts payable or benefits provided by the Contract shall be those that the contributions would have bought had the age or gender not been misstated.
Contract Changes – Applicable Tax Law
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations. We will give you advance notice of such changes.

Administrative Procedures
We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the Account Value next determined only after you have met all administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided. You are responsible for keeping information about your Contract and appropriate identifying information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instruction, you will bear the loss.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents, and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments, if applicable, are not derived from improper sources.
Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.
We may also refuse to accept certain forms of contributions or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of contributions or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000). In addition, we may require information as to why a particular form of payment was used and the source of the Funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment.
Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.
Unclaimed Property
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries, and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’ information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling 1-800-366-0066.
State Variations
EFLIC Contracts issued in your state (and, consequently, a Contract issued in exchange for an EFLIC Contract issued in your state) may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Material variations are described in “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.” Also see your Contract, including any endorsements and riders, for details.

Order Processing
In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.
Legal Proceedings
We are not aware of any pending legal proceedings that are likely to have a material adverse effect on Separate Account EQ, the Company’s ability to meet its obligations under the Contract, or Directed Services LLC’s (“DSL”) ability to perform its obligations with respect to the Contract. Notwithstanding the foregoing:

•
Litigation. The Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential, or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company’s or DSL’s operations or financial position.

•
Regulatory Matters. As with other financial services companies, the Company, and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company and DSL to cooperate fully in these matters. Regulatory investigations, exams, inquiries, and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties, and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s and/or DSL’s results of operations or cash flows in a particular quarterly or annual period.
State Regulation
We are regulated by the Insurance Division of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this Prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.
Automatic Investment Program
Only for Nonqualified, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA Contracts issued in exchange for an EFLIC Contract issued in Florida or Texas. You may use our automatic investment program, or “AIP,” to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into a Florida or Texas Nonqualified, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA Contract on a monthly or quarterly basis. AIP is not available for any other type of Contract. Please see “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if the automatic investment program is available in your state.

For Nonqualified, Rollover IRA, and Roth Conversion IRA Contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA Contracts, the minimum amount we will deduct is $50. Under the IRA Contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the Subaccounts and the Guaranteed Interest Option, but not the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.
If the GMIB converts to the GWBL at age 85, AIP will be automatically terminated.
You may cancel AIP at any time by notifying us. We are not responsible for any debits made to your account before the time written notice of cancellation is received by us in Good Order.
Financial Statements
The financial statements of Separate Account No. EQ, as well as the financial statements and financial statement schedules of the Company, are included in the SAI. The financial statements and financial statement schedules of the Company have relevance to the Contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the Contracts. The SAI is available free of charge. You may request one by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800-366-0066.
Transfers of Ownership and Collateral Assignments
You can transfer ownership of a Non-Qualified Contract at any time before annuity payments begin. We will continue to treat you as the Owner until we receive written notification of any change.
We may refuse to process a change of ownership of a Nonqualified Contract without appropriate documentation of status on IRS Form W-9 (or, if IRS Form W-9 cannot be provided because the entity is not a U.S. entity, on the appropriate type of Form W-8).
Following a change of ownership, the existing beneficiary designations will remain in effect until the new Owner provides new designations.
If the GMDB, GMIB, the EEB, and/or the GWBL (collectively, the “Benefit”) is in effect, generally the Benefit will automatically terminate if you change ownership of the Contract or if you assign the Owner’s right to change the beneficiary or the person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the Contract is transferred from a non-natural Owner to an individual or from an individual to a non-natural owner if the Contract will continue to be based on the Annuitant’s life. The Benefit also does not terminate if you transfer your individually-owned Contract to a trust held for your (or your and your immediate family’s) benefit; the Benefit will continue to be based on your life. If you were not the Annuitant under the individually-owned Contract, you will become the Annuitant when ownership is changed. Please speak with your financial professional for further information.
See “APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” for any state variations with regard to terminating any benefits under your Contract.
You cannot assign or transfer ownership of an IRA, Qualified, or Rollover 403(b) Contract except by surrender to us. If your individual retirement annuity Contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA Contract to yourself.
For limited transfers of ownership after the Owner’s death see “Beneficiary Continuation Option (“BCO”)” in “DEATH BENEFITS.” You may direct the transfer of the values under your IRA, Qualified, or Rollover 403(b) Contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your Contract, we will impose a Withdrawal Charge, if one applies.
The Contract cannot be assigned or pledged as collateral or security for a loan or other obligation.

How Divorce May Affect Your Guaranteed Benefits
Our optional benefits do not provide a Cash Value or any minimum Account Value. In the event that you and your spouse become divorced after you purchase a Contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the Account Value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the Contract. This means that your guaranteed benefit will be reduced and a Withdrawal Charge may apply.
If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the Contract as near as is practicable in accordance with the divorce decree and replace the original Contract with two single life Contracts.
If the division of the Contract occurs before any withdrawal has been made, the GWBL charge under the new Contracts will be on a single life basis. The applicable percentage for your Guaranteed Annual Withdrawal Amount will be based on each respective individual’s age at the time of the first withdrawal and any subsequent Annual Ratchet.
If the division of the Contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each Contract) or the applicable percentage.
Distribution of the Contracts
The EFLIC Contracts were initially distributed by both Equitable Advisors and Equitable Distributors. Each is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (the “Securities Exchange Act”) and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Upon novation of the EFLIC Contracts to the Contracts issued by the Company, our sister company, Directed Services LLC (“DSL”), whose principal address is 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 became the principal underwriter/distributor of the Contracts. DSL is also the principal underwriter/distributor for our other variable contracts issued by the Company. DSL, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act, and is a member of FINRA.
DSL does not retain any commissions or compensation paid to it by the Company for distribution of the Contracts. As part of the exchange offer, DSL entered into agreements with both Equitable Advisors and Equitable Distributors and other unaffiliated broker/dealers who sold the EFLIC Contracts through their registered representatives and who are licensed to sell securities and variable insurance products (“selling firms”). The selling firms are also registered with the SEC and are FINRA member firms.
Although the Contracts are not offered for new sales, DSL pays selling firms compensation for the past promotion and sale of the EFLIC Contracts. Registered representatives of the selling firms who solicited sales of the EFLIC Contracts typically receive a portion of the compensation paid by DSL to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.
DSL pays selling firms for past EFLIC Contract sales according to one or more schedules as initially agreed to with Equitable Advisors and Equitable Distributors.
Compensation to Equitable Advisors and Equitable Distributors. DSL pays compensation to Equitable Advisors and Equitable Distributors based on contributions made to the Contracts sold through those respective firms (“contribution-based compensation”). The contribution-based compensation will generally not exceed 8.50% of total contributions to Equitable Advisors and 7.50% to Equitable Distributors. As applicable, they then may pay a portion of the contribution-based compensation received from the Company to the registered representative and/or the selling firm making the sale. In some instances, a registered representative or a selling firm may elect to receive reduced contribution-based compensation on a Contract in combination with ongoing annual compensation of up to 1.20% of the Account Value of the EFLIC Contract sold (“asset-based compensation”). Total compensation paid to a registered representative or a selling firm electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. When an EFLIC Contract was sold by a selling firm, the selling firm determined the amount and type of compensation paid to the selling firm’s registered representative for the sale of the EFLIC Contract. Therefore, you should contact your registered representative for information about the compensation he or she receives and any related incentives.

Equitable Advisors and Equitable Distributors may have had special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the EFLIC Contracts or other criteria. These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.
Commissions and other compensation is paid from our general account assets, which include the fees and charges you pay under the Contract.
No additional compensation is paid in connection with any of the Contract’s optional benefits as described in this Prospectus.
This is a general discussion of the types and levels of compensation paid by us for the past sale of the EFLIC Contracts. It is important for you to know that the payment of volume or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote the EFLIC Contract over another.

APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT
The following is a list of the Funds available through the Subaccounts under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at  https://docs.venerable.com/#/landing?prod=92264H1831&doctype=spros.
You can also request this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. If you elected certain guaranteed benefits, you may only invest in the Funds listed in the designated table at the end of this Appendix.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change your investment strategy.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to achieve capital appreciation.	1290 VT GAMCO Mergers & Acquisitions Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadviser: GAMCO Asset Management, Inc.	Class IB Shares 1.29%[1]	9.53%	4.22%	3.39%
Seeks to maximize capital appreciation.	1290 VT GAMCO Small Company Value Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadviser: GAMCO Asset Management, Inc.	Class IB Shares 1.06%	21.04%	12.82%	7.94%
Seeks to achieve long-term capital appreciation.	1290 VT SmartBeta Equity ESG Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AXA Investment Managers US Inc.	Class IB Shares 1.10%[1]	16.49%	11.53%	8.52%

1	Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/2000 Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: AllianceBernstein L.P., BlackRock Investment Management, LLC	Class IB Shares 0.84%	15.99%	8.76%	6.15%
The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/400 Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: AllianceBernstein L.P., BlackRock Investment Management, LLC	Class IB Shares 0.85%[1]	15.44%	11.32%	8.11%
Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	EQ/AB Short Duration Government Bond Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.77%[1]	4.35%	1.11%	0.60%
Seeks to achieve long-term growth of capital.	EQ/AB Small Cap Growth Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.93%	17.70%	10.59%	7.78%
Seeks to achieve long-term capital appreciation.	EQ/Aggressive Allocation Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 1.18%	18.37%	10.23%	7.07%
Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	EQ/Aggressive Growth Strategy Portfolio Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 1.05%	18.17%	9.60%	6.91%
Seeks long-term capital appreciation and current income.	EQ/Balanced Strategy Portfolio Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 0.99%	13.22%	6.13%	4.53%

2	Not all Subaccounts are available under all Contracts. If you purchased your EFLIC Contract after approximately February 17, 2009, only these Subaccounts are available for investment through your Contract. All Subaccounts listed are available for investment through EFLIC Contracts purchased before that date.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/ClearBridge Select Equity Managed Volatility Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: ClearBridge Investments, LLC, BlackRock Investment Management, LLC	Class IB Shares 1.06%[1]	24.58%	15.63%	9.90%
Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	EQ/Common Stock Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.67%[1]	25.13%	14.45%	10.79%
Seeks to achieve a high level of current income.	EQ/Conservative Allocation Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 1.00%[1]	8.02%	2.60%	2.15%
Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	EQ/Conservative-Plus Allocation Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 0.85%[1]	10.86%	4.76%	3.57%
Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Intermediate Government/Credit Bond Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.	EQ/Core Bond Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: SSGA Funds Management, Inc.	Class IB Shares 0.64%[1]	4.51%	1.02%	1.11%
Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	EQ/Equity 500 Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.54%[1]	25.57%	15.03%	11.37%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/Franklin Small Cap Value Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Franklin Mutual Advisers, LLC, BlackRock Investment Management, LLC	Class IB Shares 1.05%[1]	14.07%	9.78%	6.35%
Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/Global Equity Managed Volatility Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Morgan Stanley Investment Management Inc., Invesco Advisers, Inc., BlackRock Investment Management, LLC	Class IB Shares 1.10%[1]	21.37%	9.74%	6.29%
Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	EQ/Intermediate Government Bond Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: SSGA Funds Management, Inc.	Class IB Shares 0.64%[1]	3.87%	0.39%	0.56%
Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/International Core Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Federated Global Investment Management Corp., Massachusetts Financial Services Company d/b/a MFS Investment Management, EARNEST Partners, LLC, BlackRock Investment Management, LLC	Class IB Shares 1.06%	16.85%	7.96%	3.55%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro-STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	EQ/International Equity Index Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.72%[1]	19.04%	8.10%	3.69%
Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/International Value Managed Volatility Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Harris Associates L.P., BlackRock Investment Management, LLC	Class IB Shares 1.03%	18.52%	7.60%	3.02%
Seeks to achieve capital growth.	EQ/Janus Enterprise Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadviser: Janus Henderson Investors US LLC	Class IB Shares 1.05%	17.01%	13.08%	7.62%
Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/Large Cap Core Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Capital International, Inc., GQG Partners LLC, Vaughan Nelson Investment Management, BlackRock Investment Management, LLC	Class IB Shares 0.90%	23.98%	14.26%	10.58%
Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	EQ/Large Cap Growth Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.73%	41.54%	18.63%	14.02%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/Large Cap Growth Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Loomis, Sayles & Company, L.P., J.P. Morgan Investment Management Inc., HS Management Partners, LLC, Polen Capital Management, LLC, T. Rowe Price Associates, Inc., BlackRock Investment Management, LLC	Class IB Shares 0.88%	38.97%	16.20%	12.47%
Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.	EQ/Large Cap Value Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.74%	10.71%	10.15%	7.66%
Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/Large Cap Value Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: AllianceBernstein L.P., Aristotle Capital Management, LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	Class IB Shares 0.87%	14.01%	10.78%	7.82%
Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	EQ/Mid Cap Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.65%[1]	15.77%	11.88%	8.54%

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	EQ/Mid Cap Value Managed Volatility Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: Diamond Hill Capital Management, Inc., Wellington Management Company LLP, BlackRock Investment Management, LLC	Class IB Shares 0.97%	13.79%	10.36%	7.21%
Seeks to achieve long-term capital appreciation and current income.	EQ/Moderate Allocation Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 1.11%	12.31%	5.76%	4.17%
Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	EQ/Moderate-Plus Allocation Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC	Class IB Shares 1.13%	15.36%	8.10%	5.67%
Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	EQ/Money Market Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: Dreyfus, a division of Mellon Investment Corporation	Class IB Shares 0.69%	4.47%	1.48%	0.90%
Seeks to achieve high current income consistent with moderate risk to capital.	EQ/Quality Bond PLUS Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: AllianceBernstein L.P., Pacific Investment Management Company LLC	Class IB Shares 0.86%	4.35%	0.51%	0.84%
Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index (“Russell 2000”).	EQ/Small Company Index Portfolio[2] Investment Adviser: Equitable Investment Management Group, LLC Subadviser: AllianceBernstein L.P.	Class IB Shares 0.64%	16.72%	10.06%	7.01%
Seeks to achieve long-term growth of capital.	Multimanager Technology Portfolio Investment Adviser: Equitable Investment Management Group, LLC Subadvisers: AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	Class IB Shares 1.24%[1]	49.53%	19.07%	16.18%

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (if the GMIB converts) available Investment Options:
EQ/Aggressive Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/Conservative Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio	EQ/AB Short Duration Government Bond Portfolio
EQ/Aggressive Growth Strategy Portfolio (EFLIC Contracts purchased before February 17, 2009 only)	EQ/Equity 500 Index Portfolio
See “The GMIB Roll-up Benefit Base May Also Be Eligible for Resets” disclosures in the “Guaranteed Minimum Income Benefit (“GMIB”)” subsection of “OPTIONAL LIVING BENEFITS.”

APPENDIX B – ENHANCED DEATH BENEFIT EXAMPLES
The death benefit under the Contract is equal to the Account Value or, if greater, the enhanced death benefit, if elected.
Example #1
The following illustrates the enhanced death benefit calculation for Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM Contracts. The enhanced death benefit calculation for Accumulator® PlusSM Contracts is illustrated on the next page. Assuming $100,000 is allocated to the Subaccounts (with no allocation to the Lower Roll-up Rate Options; see Calculating Your Roll-up Benefit Base Following a Transfer”), no additional contributions, no transfers, no withdrawals and no loans under a Rollover 403(b) Contract, the enhanced death benefit for an Owner age 45 would be calculated as follows:

End of Contract Year	Account Value	6.5% Roll-up to Age 85 Benefit Base	Annual Ratchet to Age 85 Benefit Base
1	$104,000	$106,000	$104,000
2	$114,400	$112,360	$114,400
3	$128,128	$119,102	$128,128
4	$102,502	$126,248	$128,128
5	$112,753	$133,823	$128,128
6	$126,283	$141,852	$128,128
7	$126,283	$150,363	$128,128
The Account Values for Contract Years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results and reflect the deduction of all fees and charges.
Annual Ratchet to Age 85 Death Benefit. At the end of Contract Years 1 through 3, the Annual Ratchet to Age 85 enhanced death benefit is equal to the current Account Value. At the end of Contract Years 4 through 7, the death benefit is equal to the Annual Ratchet to Age 85 enhanced death benefit at the end of the prior year because it is higher than the current Account Value.
Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 Death Benefit. The enhanced death benefit under this option for each year shown would be greater of the amounts shown under the 6% Roll-up to Age 85 or the Annual Ratchet to Age 85.
At the end of Contract Years 2 through 5, the enhanced death benefit will be based on the Annual Ratchet to Age 85. At the end of Contract Years 1 and 7, the enhanced death benefit will be based on the 6% Roll-up to Age 85.
B-1

Example #2
The following illustrates the enhanced death benefit calculation for Accumulator® PlusSM Contracts. Assuming $100,000 is allocated to the Subaccounts (with no allocation to the Lower Roll-up Rate Options; see “Calculating Your Roll-up Benefit Base Following a Transfer”), no additional contributions, no transfers, no withdrawals and no loans under a Rollover 403(b) Contract, the enhanced death benefit for an Owner age 45 would be calculated as follows:

End of Contract Year	Account Value	6.5% Roll-up to Age 85 Benefit Base	Annual Ratchet to Age 85 Benefit Base
1	$108,160	$106,000	$108,160
2	$118,976	$112,360	$118,976
3	$133,253	$119,102	$133,253
4	$106,602	$126,248	$133,253
5	$117,263	$133,823	$133,253
6	$131,334	$141,852	$133,253
7	$131,334	$150,363	$133,253
The Account Values for Contract Years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results and reflect the deduction of all fees and charges.
Annual Ratchet to Age 85 Death Benefit. At the end of Contract Years 1 through 3, the Annual Ratchet to Age 85 enhanced death benefit is equal to the current Account Value. At the end of Contract Years 4 through 7, the death benefit is equal to the Annual Ratchet to Age 85 enhanced death benefit at the end of the prior year because it is higher than the current Account Value.
Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 Death Benefit. The enhanced death benefit under this option for each year shown would be greater of the amounts shown under the 6% Roll-up to Age 85 or the Annual Ratchet to Age 85.
At the end of Contract Years 1 through 7, the enhanced death benefit will be based on the Annual Ratchet to Age 85.
B-2

APPENDIX C – HYPOTHETICAL ILLUSTRATIONS
ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS
The following tables illustrate the changes in Account Value, Cash Value and the values of the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit, the EEB and the GMIB, including the conversion to the GWBL at age 85, under certain hypothetical circumstances for Accumulator®, Accumulator® PlusSM, Accumulator® EliteSM and Accumulator® SelectSM Contracts, respectively. The tables illustrate the operation of a Contract based on a male, age 60 on the Contract Date, who makes a single $100,000 contribution to Subaccounts that roll-up at 6% only and takes no withdrawals. The amounts shown are for the beginning of each Contract Year and assume that all of the Account Value is invested in Funds that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any fees and expenses are deducted from the underlying Fund assets). After the deduction of the arithmetic average of the Fund fees and expenses of all of the underlying Funds (as described below), the corresponding net annual rates of return would be (2.24)% and 3.76% for Accumulator® Contracts; (2.49)% and 3.51% for Accumulator® PlusSM Contracts; (2.59)% and 3.41% for Accumulator® EliteSM Contracts; and (2.64)% and 3.36% for Accumulator® SelectSM Contracts at the 0% and 6% gross annual rates, respectively. Due to GWBL investment restrictions, following the GMIB to GWBL conversion date, the corresponding net annual rates of return would be (2.29)% and 3.71% for Accumulator® Contracts; (2.54)% and 3.46% for Accumulator® PlusSM Contracts; (2.64)% and 3.36% for Accumulator® EliteSM Contracts; and (2.69)% and 3.31% for Accumulator® SelectSM Contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the Fund and Separate Account level charges but they do not reflect the charges we deduct from your Account Value annually for the enhanced death benefit, the EEB, the GMIB and GWBL features, as well as the Annual Administrative Charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following Contract charges: the Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 enhanced death benefit charge, the EEB charge, the GMIB charge and any applicable administrative charge and Withdrawal Charge. The values shown under “Lifetime Annual GMIB” for ages 85 and under reflect the lifetime income that would be guaranteed if the GMIB is selected at that Contract Date Anniversary. An “N/A” in these columns indicates that the benefit is not exercisable in that year. A “0” under any of the death benefit and/or “Lifetime Annual GMIB” columns indicates that the Contract has terminated due to insufficient Account Value. However, the GMIB has been automatically exercised and the Owner is receiving lifetime payments.
The values shown under “GWBL Benefit Base” reflect the amount used in calculating the amount payable under GWBL, and the values shown under “Guaranteed Annual Withdrawal Amount” reflect the amount that an Owner would be able to withdraw each year for life based on that benefit base, if the Owner began taking withdrawals in that Contract Year. An “N/A” in these columns indicates that the benefit is not exercisable in that year. A “0” under any of the death benefit, “GWBL Benefit” and/or “Guaranteed Annual Withdrawal Amount” columns, for ages 85 and above, indicates that the Contract has terminated due to insufficient Account Value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the Owner would receive no further payments.
With respect to Fund fees and expenses, the amounts shown in all tables reflect deduction of an arithmetic average of the gross fees and expenses of all of the Funds that are available as investment options under the Contract rounded up to 0.94%. In other words, the amounts shown are based on the hypothetical assumption that Account Values are allocated equally among the Subaccounts. The actual rates associated with any Contract will vary depending upon the actual allocation of Account Value among the investment options. The arithmetic average of Fund fees and expenses does not reflect any temporary expense reimbursement or fee waiver arrangements that may be in place. If temporary expense reimbursement or fee waivers were included, the arithmetic average of Fund fees and expenses would be lower and this would result in higher values than those shown in the following tables. Following the GMIB to GWBL conversion date, investments will be restricted to GWBL available investment options. After conversion, the amounts shown in all tables reflect deduction of an arithmetic average of the gross fees and expenses of all of the Funds that are available as investment options under the Contract rounded up to 0.99%.
Because your circumstances will no doubt differ from those in the illustrations that follow, values under your Contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the Annuitant.

Accumulator® Variable Deferred Annuity
Assume:

•	Male, issue age 60;

•	$100,000 single contribution and no withdrawals; and

•	Elected Benefits:

○	Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 GMDB;

○	EEB; and

○	GMIB, including the conversion to the GWBL at age 85.

										Lifetime Annual GMIB*
Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	93,000	93,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,722	101,701	88,722	94,701	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	91,452	103,358	84,452	96,358	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	87,185	104,963	81,185	98,963	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	82,914	106,508	76,914	100,508	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	78,632	107,985	73,632	102,985	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	74,332	109,384	71,332	106,384	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	70,007	110,693	69,007	109,693	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	65,649	111,903	65,649	111,903	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	61,251	113,001	61,251	113,001	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	56,804	113,974	56,804	113,974	179,085	179,085	210,719	210,719	8,829	8,829	8,829	8,829
75	15	33,442	116,439	33,442	116,439	239,656	239,656	295,518	295,518	13,397	13,397	13,397	13,397
80	20	7,374	113,178	7,374	113,178	320,714	320,714	408,999	408,999	20,397	20,397	20,397	20,397
85	25	0	101,062	0	101,062	0	429,187	0	517,472	0**	33,863	0	33,863
*	Guaranteed Income is calculated by multiplying the Roll-up Benefit Base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up Benefit Base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.
**	If the no lapse guarantee is in effect, the Contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

After conversion of the GMIB to the GWBL at age 85

Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		GWBL Benefit Base		Guaranteed Annual Withdrawal Amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
85	25	0	101,062	0	101,062	0	429,187	0	517,472	0	429,187	0	25,751
90	30	0	82,433	0	82,433	0	429,187	0	517,472	0	429,187	0	25,751
95	35	0	60,470	0	60,470	0	429,187	0	517,472	0	429,187	0	25,751
The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Account Value, Cash Value and guaranteed benefits for a Contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Accumulator® PlusSM Variable Deferred Annuity
Assume:

•	Male, issue age 60;

•	$100,000 single contribution and no withdrawals; and

•	Elected Benefits:

○	Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 GMDB;

○	EEB; and

○	GMIB, including the conversion to the GWBL at age 85.

										Lifetime Annual GMIB*
Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	104,000	104,000	96,000	96,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	99,359	105,578	91,359	97,578	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	94,749	107,103	86,749	99,103	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	90,160	108,569	83,160	101,569	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	85,588	109,966	78,588	102,966	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	81,023	111,287	75,023	105,287	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	76,460	112,520	71,460	107,520	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	71,889	113,656	67,889	109,656	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	67,304	114,683	64,304	111,683	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	62,695	115,590	60,695	113,590	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	58,054	116,363	58,054	116,363	179,085	179,085	210,719	210,719	8,829	8,829	8,829	8,829
75	15	33,968	117,699	33,968	117,699	239,656	239,656	295,518	295,518	13,397	13,397	13,397	13,397
80	20	7,559	113,113	7,559	113,113	320,714	320,714	408,999	408,999	20,397	20,397	20,397	20,397
85	25	0	99,536	0	99,536	0	429,187	0	517,472	0**	33,863	0	33,863
*	Guaranteed Income is calculated by multiplying the Roll-up Benefit Base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up Benefit Base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.
**	If the no lapse guarantee is in effect, the Contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

After conversion of the GMIB to the GWBL at age 85

Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		GWBL Benefit Base		Guaranteed Annual Withdrawal Amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
85	25	0	99,536	0	99,536	0	429,187	0	517,472	0	429,187	0	25,751
90	30	0	79,409	0	79,409	0	429,187	0	517,472	0	429,187	0	25,751
95	35	0	55,965	0	55,965	0	429,187	0	517,472	0	429,187	0	25,751
The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Account Value, Cash Value and guaranteed benefits for a Contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Accumulator® EliteSM Variable Deferred Annuity
Assume:

•	Male, issue age 60;

•	$100,000 single contribution and no withdrawals; and

•	Elected Benefits:

○	Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 GMDB;

○	EEB; and

○	GMIB, including the conversion to the GWBL at age 85.

										Lifetime Annual GMIB*
Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	92,000	92,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,373	101,352	87,373	93,352	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	90,780	102,644	83,780	95,644	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	86,214	103,867	80,214	97,867	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	81,667	105,013	76,667	100,013	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	77,132	106,072	77,132	106,072	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	72,602	107,036	72,602	107,036	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	68,068	107,892	68,068	107,892	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	63,523	108,631	63,523	108,631	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	58,958	109,239	58,958	109,239	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	54,364	109,703	54,364	109,703	179,085	179,085	210,719	210,719	8,829	8,829	8,829	8,829
75	15	30,534	109,339	30,534	109,339	239,656	239,656	295,518	295,518	13,397	13,397	13,397	13,397
80	20	4,489	102,783	4,489	102,783	320,714	320,714	408,999	408,999	20,397	20,397	20,397	20,397
85	25	0	86,957	0	86,957	0	429,187	0	517,472	0**	33,863	0	33,863
*	Guaranteed Income is calculated by multiplying the Roll-up Benefit Base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up Benefit Base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.
**	If the no lapse guarantee is in effect, the Contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

After conversion of the GMIB to the GWBL at age 85

Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		GWBL Benefit Base		Guaranteed Annual Withdrawal Amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
85	25	0	86,957	0	86,957	0	429,187	0	517,472	0	429,187	0	25,751
90	30	0	64,341	0	64,341	0	429,187	0	517,472	0	429,187	0	25,751
95	35	0	38,095	0	38,095	0	429,187	0	517,472	0	429,187	0	25,751
The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Account Value, Cash Value and guaranteed benefits for a Contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Accumulator® SelectSM Variable Deferred Annuity
Assume:

•	Male, issue age 60;

•	$100,000 single contribution and no withdrawals; and

•	Elected Benefits:

○	Greater of 6% Roll-up to Age 85 or Annual Ratchet to Age 85 GMDB;

○	EEB; and

○	GMIB, including the conversion to the GWBL at age 85.

										Lifetime Annual GMIB*
Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		Guaranteed Income		Hypothetical Income
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
60	0	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	N/A	N/A	N/A	N/A
61	1	95,323	101,302	95,323	101,302	106,000	106,000	108,400	108,400	N/A	N/A	N/A	N/A
62	2	90,684	102,542	90,684	102,542	112,360	112,360	117,304	117,304	N/A	N/A	N/A	N/A
63	3	86,075	103,711	86,075	103,711	119,102	119,102	126,742	126,742	N/A	N/A	N/A	N/A
64	4	81,490	104,800	81,490	104,800	126,248	126,248	136,747	136,747	N/A	N/A	N/A	N/A
65	5	76,920	105,801	76,920	105,801	133,823	133,823	147,352	147,352	N/A	N/A	N/A	N/A
66	6	72,357	106,704	72,357	106,704	141,852	141,852	158,593	158,593	N/A	N/A	N/A	N/A
67	7	67,795	107,497	67,795	107,497	150,363	150,363	170,508	170,508	N/A	N/A	N/A	N/A
68	8	63,224	108,170	63,224	108,170	159,385	159,385	183,139	183,139	N/A	N/A	N/A	N/A
69	9	58,636	108,710	58,636	108,710	168,948	168,948	196,527	196,527	N/A	N/A	N/A	N/A
70	10	54,023	109,104	54,023	109,104	179,085	179,085	210,719	210,719	8,829	8,829	8,829	8,829
75	15	30,135	108,354	30,135	108,354	239,656	239,656	295,518	295,518	13,397	13,397	13,397	13,397
80	20	4,100	101,356	4,100	101,356	320,714	320,714	408,999	408,999	20,397	20,397	20,397	20,397
85	25	0	85,045	0	85,045	0	429,187	0	517,472	0**	33,863	0	33,863
*	Guaranteed Income is calculated by multiplying the Roll-up Benefit Base by annuity purchase factors. This example assumes no withdrawals. The Deferral Roll-up rate is credited annually to the Roll-up Benefit Base when calculating Guaranteed Income. Based on the assumption of either 0% or 6% returns, the Guaranteed Income produced in this example is the same.
**	If the no lapse guarantee is in effect, the Contract is terminated and Lifetime GMIB payments calculated using the GMIB benefit base amount at the time of termination will commence.

After conversion of the GMIB to the GWBL at age 85

Age	Contract Year	Account Value		Cash Value		Greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85 GMDB/GMIB		Total Death Benefit with the EEB		GWBL Benefit Base		Guaranteed Annual Withdrawal Amount
		0%	6%	0%	6%	0%	6%	0%	6%	0%	6%	0%	6%
85	25	0	85,045	0	85,045	0	429,187	0	517,472	0	429,187	0	25,751
90	30	0	61,923	0	61,923	0	429,187	0	517,472	0	429,187	0	25,751
95	35	0	35,125	0	35,125	0	429,187	0	517,472	0	429,187	0	25,751
The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Account Value, Cash Value and guaranteed benefits for a Contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

APPENDIX D – EARNINGS ENHANCEMENT BENEFIT EXAMPLE
The following illustrates the calculation of a death benefit that includes the EEB for an Owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed.
The calculation is as follows:

		No withdrawal	$3,000 withdrawal	$6,000 withdrawal
A	Initial contribution	100,000	100,000	100,000
B	Death benefit: prior to withdrawal.*	104,000	104,000	104,000
C	EEB earnings: Death benefit less net contributions (prior to the withdrawal in D).	4,000	4,000	4,000
	B minus A.
D	Withdrawal	0	3,000	6,000
E	Excess of the withdrawal over the EEB earnings	0	0	2,000
	greater of D minus C or zero
F	Net contributions (adjusted for the withdrawal in D)	100,000	100,000	98,000
	A minus E
G	Death benefit (adjusted for the withdrawal in D)	104,000	101,000**	98,000**
	B minus D
H	Death benefit less net contributions	4,000	1,000	0
	G minus F
I	EEB factor	40%	40%	40%
J	EEB	1,600	400	0
	H times I
K	Death benefit: including the EEB	105,600	101,400	98,000
	G plus J
*	The death benefit is the greater of the Account Value or any applicable enhanced death benefit.
**	Assumes no earnings on the Contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.
D-1

APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS
Certain information is provided for historical purpose only. The Contracts are not available to new purchasers. In addition, except as described below, we do not accept contributions to the Contracts, including contributions made through our automatic investment program. Contributions received by us will be returned to you. This change has no effect on amounts that are already invested in your Contract or on your guaranteed benefits.
We currently accept additional contributions to:

•	Qualified defined contribution retirement plan (“Qualified 401(a) and 401(k)”) Contracts, and

•	All Contracts issued in the states of Florida or Texas, except Tax Sheltered Annuity (“403(b)”) Contracts.

Consequently, information in this Appendix regarding additional contributions is for the benefit of Contract Owners currently eligible to make contributions to the Contracts.
The following information is a summary of the states where the Contracts or certain features and/or benefits in the Contracts are either not available or vary from the respective Contract’s features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your Contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also “APPENDIX F - CONTRACT VARIATIONS.” Generally, information about features and/or benefits that no longer apply has been omitted.
States where certain Contract features and/or benefits are not available or vary:

State	Features and Benefits	Availability or Variation
Connecticut	See “Loans under Rollover 403(b) Contracts” in “OTHER BENEFITS”	The method for determining the 403(b) loan rate is based on Moody’s Corporate Bond Yield Average. The rate change increment cannot be less than ½ of 1% per year.
Florida	See “Credits (For Accumulator® PlusSM Contracts Only)” in “THE ANNUITY CONTRACT”
The following information replaces the first bullet of the second to last set of bullets in this section:
  You may annuitize your Contract after thirteen months, however, if you elect to receive annuity payments within five years of the Contract Date, we will recover the Credit that applies to any contribution made in that five years. If you start receiving annuity payments after five years from the Contract Date and within three years of making any contribution, we will recover the Credit that applies to any contribution made within the prior three years.

Illinois	See “Credits (For Accumulator® PlusSM Contracts Only)” in “THE ANNUITY CONTRACT”
The following information replaces the first bullet of the second to last set of bullets in this section:
  You may annuitize your Contract after twelve months, however, if you elect to receive annuity payments within five years of the Contract Date, the Credit that applies to any contribution made in the first five years will be recovered. If you start receiving annuity payments after five years from the Contract Date and within three years of making any contribution, the Credit that applies to any contribution made within the prior three years will be recovered.

See “Selecting an Annuity Payout Option” in “ANNUITY OPTIONS”
The following sentence replaces the first sentence of the second paragraph in this section:
You can choose the date annuity payments begin but it may not be earlier than twelve months from the Accumulator® Series Contract Date.

Massachusetts	Annual administrative charge	The annual administrative charge will not be deducted from amounts allocated to the Guaranteed Interest Option.

State	Features and Benefits	Availability or Variation
Massachusetts (continued)	See “Disability, terminal illness, or confinement to nursing home” under “Withdrawal Charge” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM Contracts only) in “CHARGES AND FEES”	This section is deleted in its entirety.
	See “APPENDIX C – HYPOTHETICAL ILLUSTRATIONS”	For EFLIC Contracts purchased after January 11, 2009, the annuity purchase factors are applied on a unisex basis in determining the amount payable upon the exercise of the GMIB.
North Carolina	See “Loans under Rollover 403(b) Contracts” win “OTHER BENEFITS”
The frequency of 403(b) loan interest rate setting is once every 12 months but not more than once in any three- month period. The rate change increment cannot be less than ½ of 1% per year. Rates set by an employer can be used for ERISA plans.

Oregon	See “Dollar Cost Averaging (“DCA”)” in “OTHER BENEFITS”
You can make subsequent contributions to the Special DCA program (for Accumulator® and Accumulator® EliteSM Contracts) or the Special Money Market DCA program (for Accumulator® PlusSM Contracts) during the first Contract Year. If you elect a 3 or 6 month program, you may start a new program at its expiration, provided all contributions are made during the first Contract Year.

See “Lifetime Required Minimum Distribution (“RMD”) Withdrawals” under “WITHDRAWALS”
The following replaces the paragraph regarding Withdrawal Charges:
We generally will not impose a Withdrawal Charge on minimum distribution withdrawals even if you are not enrolled in our automatic RMD service except if, when added to a lump sum withdrawal previously taken in the same Contract Year, the minimum distribution withdrawals exceed the 10% free withdrawal amount. In order to avoid a Withdrawal Charge in connection with minimum distribution withdrawals outside of our automatic RMD service, you must notify us using our request form. Such minimum distribution withdrawals must be based solely on your Contract’s Account Value.

State	Features and Benefits	Availability or Variation
Oregon (continued)	See “Selecting an Annuity Payout Option” in “ANNUITY OPTIONS”
For Accumulator® Contracts, you can choose the date annuity payments begin, but it may not be earlier than seven years from the Contract Date.
For Accumulator® PlusSM Contracts, you can choose the date annuity payments begin, but it may not be earlier than nine years from the Contract Date.
For Accumulator® EliteSM Contracts, you can choose the date annuity payments begin, but it may not be earlier than four years from the Contract Date.
For Accumulator®, Accumulator® EliteSM and Accumulator® PlusSM Contracts, no Withdrawal Charge is imposed if you select a non-life contingent period certain annuity payout. If the annuity payout benefit is based on the age or sex of the Owner and/or Annuitant, and that information is later found not to be correct, we will adjust the annuity payout benefit on the basis of the correct age or sex. We will adjust the number or amount of annuity payout benefit payments, or any amount of the annuity payout benefit payments, or any amount used to provide the annuity payout benefit, or any combination of these approaches. If we have overpaid you, we will charge that overpayment against future payments, while if we have underpaid you, we will add additional amounts to future payments. Our liability will be limited to the correct information and the actual amounts used to provide the benefits.

	See “Disability, Terminal Illness, or Confinement to a Nursing Home” under “Withdrawal Charge” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM contracts only) in “CHARGES AND FEES”	The first and third bullet in this listing of situations where the Withdrawal Charge does not apply and is deleted in its entirety.
Pennsylvania	Contributions	Your Contract refers to contributions as premiums.
	Special dollar cost averaging program	In Pennsylvania, we refer to this program as “enhanced rate dollar cost averaging.”
	See “Disability, Terminal Illness, or Confinement to a Nursing Home” under “Withdrawal Charge” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM Contracts only) in “CHARGES AND FEES”	The third bullet (and all sub-bullets) in this listing of situations where the Withdrawal Charge does not apply is deleted in its entirety.
Required disclosure for Pennsylvania customers
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

State	Features and Benefits	Availability or Variation
Texas	See “Annual Contract Expenses” under “FEES AND EXPENSES TABLES” and “Annual Administrative Charge” under “Base Contract Expenses” in “CHARGES AND FEES”	The Annual Administrative Charge will not be deducted from amounts allocated to the Guaranteed Interest Option.
	See “Additional Contributions” in “THE ANNUITY CONTRACT”	The $2,500,000 limitation on aggregate contributions under all our annuity accumulation Contracts with the same Owner or Annuitant does not apply.
Washington	Guaranteed Interest Option	Not Available
	Fixed-Dollar DCA Program and Interest Sweep DCA Program	Not Available
	Account for Special DCA (For Accumulator® and Accumulator® EliteSM Contracts only)	Additional contributions cannot be used to elect new programs. If permitted, you may make additional contributions to the initial programs while they are still running.
See “Annual Administrative Charge” in “CHARGES AND FEES”
The second paragraph of this section is replaced with the following:
The Annual Administrative Charge will be deducted from the value in the Subaccounts on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the Account for Special DCA (for Accumulator® and Accumulator® EliteSM Contracts) or the Account for Special Money Market DCA (for Accumulator® PlusSM and Accumulator® SelectSM Contracts). If the Contract is surrendered or annuitized or a death benefit is paid on a date other than a Contract Date Anniversary, we will deduct a pro rata portion of that charge for the year.

	See “10% Free Withdrawal Amount” under “Withdrawal Charge” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM Contracts only) in “CHARGES AND FEES”	The 10% free withdrawal amount applies to full surrenders.
See “Disability, terminal illness, or confinement to nursing home” under “Withdrawal Charge” (For Accumulator®, Accumulator® PlusSM and Accumulator® EliteSM Contracts only) in “CHARGES AND FEES”
The first bullet in this section about when Withdrawal Charges do not apply is deleted and replaced with the following:
The Owner (or older joint Owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration or a statement from an independent U.S. licensed physician stating that the Owner (or older joint Owner, if applicable) meets the definition of total disability for at least 6 continuous months prior to the notice of claim. Such disability must be recertified every 12 months.

APPENDIX F – CONTRACT VARIATIONS
The Contracts described in this Prospectus are not available for new sales. You should note that your Contract’s options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your Contract. See “APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT” for a list of the funds that are only available through EFLIC Contracts purchased after February 17, 2009.
In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are included in “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.” For more information about state variations applicable to you, as well as particular features, charges and options available under your Contract based upon when you purchased your EFLIC Contract, please contact your financial professional and/or refer to your Contract.
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APPENDIX G – RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT
With limited exceptions, we do not accept contributions to the Contracts. We currently accept contributions to:

•	Qualified defined contribution retirement plan (“Qualified 401(a) and 401(k)”) Contracts, and

•	All Contracts issued in the state of Florida or Texas, except Tax Sheltered Annuity (“403(b)”) Contracts.

We do not accept contributions to 403(b) Contracts. Information regarding contributions in this section is for the benefit of Contract Owners currently eligible to make contributions to the Contracts.

Contract Type - Nonqualified
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	After-tax money.
	•	Paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Tax Code.
Limitations on Contributions*	•	No additional contributions may be made after attainment of age 86, or if later, the first Contract Date Anniversary. (Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM)
	•	No additional contributions may be made after attainment of age 81 or, if later, the first Contract Date Anniversary. (Accumulator® PlusSM)

Contract Type - Rollover IRA
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer 457(b) plans.
	•	Rollovers from another traditional individual retirement arrangement.
	•	Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
	•	Regular IRA contributions.
	•	Additional catch-up contributions.
Limitations on Contributions*	•	No additional contributions may be made after attainment of age 86, or, if later, the first Contract Date Anniversary. (Accumulator®, Accumulator® EliteSM and Accumulator® SelectSM)
	•	No additional contributions after attainment of age 81 or, if later, the first Contract Date Anniversary. (Accumulator® PlusSM)
	•	Contributions made after lifetime required minimum distributions must start must be net of any required minimum distributions.
	•	Although we accept regular IRA contributions (limited to $6,000) under Rollover IRA Contracts, we intend that the Contract be used primarily for rollover and direct transfer contributions.
	•	Additional catch-up contributions of up to $1,000 per calendar year where the Owner is at least age 50 at any time during the calendar year for which the contribution is made.
*	Additional contributions may not be permitted under certain conditions in your state. Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if additional contributions are permitted in your state. For the GWBL option, additional contributions are not permitted after the Conversion Transaction Date (see “GWBL – Additional Contributions”). In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the Contract at any time.

Contract Type - Roth Conversion IRA
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	Rollovers from another Roth IRA.
	•	Rollovers from a “designated Roth contribution account” under specified retirement plans.
	•	Conversion rollovers from a traditional IRA or other eligible retirement plan.
	•	Direct transfers from another Roth IRA.
	•	Regular Roth IRA contributions.
	•	Additional catch-up contributions.
Limitations on Contributions*	•	No additional contributions may be made after attainment of age 86, or, if later, the first Contract Date Anniversary. (Accumulator®, Accumulator® EliteSM & Accumulator® SelectSM)
	•	No additional contributions may be made after attainment of age 81 or, if later, the first Contract Date Anniversary. (Accumulator® PlusSM)
•
Conversion rollovers after lifetime required minimum distributions must start from the traditional IRA or other eligible retirement plan which is the source of the conversion rollover must be net of any required minimum distributions.

	•	Although we accept Roth IRA contributions (limited to $6,000) under Roth IRA Contracts, we intend that the Contract be used primarily for rollover and direct transfer contributions.
	•	Additional catch-up contributions of up to $1,000 per calendar year where the Owner is at least age 50 at any time during the calendar year for which the contribution is made.

Contract Type - Inherited IRA Beneficiary Continuation Contract (traditional IRA or Roth IRA)
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	Direct custodian-to-custodian transfers of your interest as a death beneficiary of the deceased Owner’s traditional individual retirement arrangement or Roth IRA to an IRA of the same type.
•
Non-spousal beneficiary direct rollover contributions may be made to an Inherited IRA Contract under specified circumstances from these “Applicable Plans”: qualified plans, 403(b) plans and governmental employer 457(b) plans.

Limitations on Contributions*	•	No additional contributions after the first Contract Year.
	•	Any additional contributions must be from the same type of IRA of the same deceased Owner.
	•	No additional contributions are permitted to Inherited IRA Contracts issued as a non-spousal beneficiary direct rollover from an Applicable Plan.
*	Additional contributions may not be permitted under certain conditions in your state. Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if additional contributions are permitted in your state. For the GWBL option, additional contributions are not permitted after the Conversion Transaction Date (see “GWBL – Additional Contributions”). In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the Contract at any time.

Contract Type – Qualified 401(a) and 401(k)
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	Only transfer contributions from other investments within an existing qualified plan trust.
	•	The plan must be qualified under Section 401(a) of the Tax Code.
	•	For 401(k) plans, transferred contributions may not include any after-tax contributions, including designated Roth contributions.
Limitations on Contributions*	•	A separate Qualified Contract must be established for each plan participant.
	•	We do not accept regular on-going payroll contributions or contributions directly from the employer.
	•	Only one additional transfer contribution may be made during a Contract Year.
	•	No additional transfer contributions after the Annuitant’s attainment of age 76 (age 71 under Accumulator® PlusSM Contracts) or if later, the first Contract Date Anniversary.
	•	Contributions made after lifetime required minimum distributions must start must be net of any required minimum distributions.

Contract Type - Flexible Premium IRA
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	Regular traditional IRA contributions.
	•	Additional catch-up contributions.
	•	Eligible rollover distributions from 403(b) plans, qualified plans, and governmental employer 457(b) plans.
	•	Rollovers from another traditional individual retirement arrangement.
	•	Direct custodian-to-custodian transfers from another traditional individual retirement arrangement.
Limitations on Contributions*	•	Regular contributions may not exceed $6,000.
	•	Additional catch-up contributions of up to $1,000 per calendar year where the Owner is at least age 50 at any time during the calendar year for which the contribution is made.
	•	Although we accept rollover and direct transfer contributions under the Flexible Premium IRA Contract, we intend that the Contract be used for ongoing regular contributions.
	•	No additional contributions may be made after attainment of age 86.
	•	Additional contributions made after lifetime required minimum distributions must start must be net of required minimum distributions.
*	Additional contributions may not be permitted under certain conditions in your state. Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if additional contributions are permitted in your state. For the GWBL option, additional contributions are not permitted after the Conversion Transaction Date (see “GWBL – Additional Contributions”). In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the Contract at any time.

Contract Type - Flexible Premium Roth IRA
Minimum Additional Contribution Amount	•	$50
Source of Contributions	•	Regular Roth IRA contributions.
	•	Additional catch-up contributions.
	•	Rollovers from another Roth IRA.
	•	Rollovers from a ‘‘designated Roth contribution account’’ under specified retirement plans.
	•	Conversion rollovers from a traditional IRA or other eligible retirement plan.
	•	Direct transfers from another Roth IRA.
Limitations on Contributions*	•	No additional contributions may be made after attainment of age 86, or, if later, the first Contract Date Anniversary.
	•	Contributions are subject to income limits and other tax rules.
	•	Regular Roth IRA contributions may not exceed $6,000.
	•	Additional catch-up contributions of up to $1,000 per calendar year where the Owner is at least age 50 at any time during the calendar year for which the contribution is made.
	•	Although we accept rollover and direct transfer contributions under the Flexible Premium Roth IRA Contract, we intend that the Contract be used for ongoing regular Roth IRA contributions.
*	Additional contributions may not be permitted under certain conditions in your state. Please see “APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS” to see if additional contributions are permitted in your state. For the GWBL option, additional contributions are not permitted after the Conversion Transaction Date (see “GWBL – Additional Contributions”). In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the Contract at any time.
See “FEDERAL TAX CONSIDERATIONS” for a more detailed discussion of sources of contributions and certain contribution limitations. Please review your Contract for information on contribution limitations.

APPENDIX H – GUARANTEED BENEFIT LUMP SUM PAYMENT OFFER HYPOTHETICAL EXAMPLE
This example is hypothetical and is the result of a significant number of actuarial calculations using multiple market scenarios and many years of future projections. This example is for illustrative purposes and is not intended to represent your particular situation. Your guaranteed annual payments or Guaranteed Benefit Lump Sum Payment amount may be higher or lower than the amounts shown.
Example - GMIB
Assume the Contract Owner is a 75 year old male who elected the GMIB at EFLIC Contract issue. Further assume the GMIB benefit base is $100,000 and the Account Value fell to zero, either due to a withdrawal or due to a deduction of charges. If the no lapse guarantee remains in effect, the Contract Owner would receive one the following:

If the Type of Annuity Is*:	Then the Annual Payment Amount Would Be:
A single life annuity	$5,850.00
A single life annuity with a maximum 10-year period certain	$5,592.24
A joint life annuity	$4,412.57
A joint life annuity with a maximum 10-year period certain	$4,401.46
*	These are the only annuity payout options available under the GMIB. Not all annuity payout options are available in all Contract classes.
In the alternative, the Contract Owner may elect to receive the Guaranteed Benefit Lump Sum Payment. The Guaranteed Benefit Lump Sum Payment would be equal to the following:

If the Percentage of Computed Contract Reserve Is:	Then the Guaranteed Benefit Lump Sum Payment Amount Would Be:
50%	$27,679.74
60%	$33,215.69
70%	$38,751.63
80%	$44,287.58
90%	$49,823.53
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STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information (“SAI”) that includes the financial statements and the related notes to financial statements for the Company and for Separate Account EQ and additional information about the Company, Separate Account EQ and the Contracts has been filed with the SEC. It is available without charge on request. To obtain a copy of the SAI or inquire about your Contract or to request other information about the Contract, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066. The SAI is incorporated in this Prospectus by reference.
Reports and other information about the Contract, the Company and the Separate Account are also available on the SEC’s website at  http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. When looking for information regarding the Contracts offered through this prospectus on the SEC’s website, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-273496.

Class/Contract Identifier: C000245594	(8.1)